UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04025

AMERICAN CENTURY MUNICIPAL TRUST
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	05-31

Date of reporting period:	05-31-2013

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT              MAY 31, 2013

High-Yield Municipal Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	22
Statement of Operations	23
Statement of Changes in Net Assets	24
Notes to Financial Statements	25
Financial Highlights	30
Report of Independent Registered Public Accounting Firm	32
Management	33
Additional Information	36

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President's Letter

        Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended May 31, 2013. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Positive Fiscal-Year Returns for Stocks and Municipal Bonds

The 12-month reporting period ended May 31, 2013 started with softening global economic conditions and growing uncertainty in the summer of 2012 as the U.S. elections and dreaded U.S. fiscal deadlines loomed ahead. These factors, and the recession fears they represented, helped provoke aggressive monetary intervention by central banks, which encouraged investors to take more risk.

In this “risk-on” investing environment, stocks generally outperformed bonds, broad non-U.S. stock measures outperformed their broad U.S. stock counterparts, and U.S. municipal bonds generally outperformed U.S. Treasury bonds.

Non-U.S., U.S. mid-cap, small-cap, and value stock indices achieved performance leadership during the period, outpacing the S&P 500 Index’s 27.28% return. The MSCI EAFE Index, for example, returned 31.62%. U.S. bond index returns ranged from roughly 15% gains for corporate high-yield indices all the way down to negative returns for longer-maturity U.S. Treasury benchmarks. For example, the 10-year U.S. Treasury note returned –2.17%, according to Barclays, as its yield rose over half a percentage point, from 1.56% to 2.13%.

Municipal bonds, which enjoyed strong demand for much of the period, generally fit more in the middle of the U.S. bond return spectrum. The Barclays Municipal Bond Index advanced 3.05%.

The U.S. economy is showing signs of improvement in 2013, particularly the long-depressed housing market. However, U.S. economic growth remains subpar compared with past recession recoveries, and is still vulnerable to fiscal, financial, and overseas threats that could trigger further slowdowns and market volatility.

Under these conditions, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this challenging environment.

Sincerely,

Jonathan Thomas

President and Chief Executive Officer

American Century Investments

2

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Municipals Outpaced Treasuries

For the 12-month period ended May 31, 2013, municipal bonds (munis) posted positive performance. Munis were among the fixed income market’s leading performers for the period, outpacing U.S. Treasury securities and the broad taxable investment-grade bond benchmark (Barclays U.S. Aggregate Bond Index) in an environment of generally improving state finances and stable-to-improving credit trends. Furthermore, in the ongoing low-yield environment, muni yields looked relatively attractive, particularly to high-tax-bracket investors on an after-tax basis.

Once again, investors wavered between risk taking and risk aversion. Throughout the period, mixed economic data and political uncertainty (which emerged prior to and following November’s presidential election and as Congress debated tax policy and the federal budget) influenced market sentiment. But, overall, the modest economic gains were sufficient for risk taking to prevail, and lower-quality, higher-yielding securities drove performance in the fixed income market.

Throughout the period, demand for munis remained relatively strong and supply was generally robust, primarily due to continued refinancings from municipalities taking advantage of low interest rates. The Federal Reserve (the Fed) continued to support the low-rate environment, keeping its overnight interest rate target near 0%. In addition, the Fed launched its third and most aggressive quantitative easing program (QE3), which has the Fed purchasing $40 billion of mortgage-backed securities and $45 billion in Treasury securities each month until economic growth and employment improve.

Conditions Favored Longer-Maturity and High-Yield Munis

Against this low-rate backdrop, investors’ demand for yield led to solid results from longer-maturity and lower-quality munis, which outperformed the broad muni benchmark for the 12-month period. Additionally, May 2013 marked the 18th-consecutive month of positive performance for high-yield munis.

Volatility Likely on the Rise

In the final month of the reporting period, Treasury yields increased sharply (putting upward pressure on muni yields as well) in anticipation that the Fed may start scaling back its bond purchases later in 2013. This speculation sparked a selloff among bonds, but this spike in rates largely retraced an earlier decline in yields.

U.S. Fixed-Income Total Returns
For the 12 months ended May 31, 2013
Barclays Municipal Market Indices		Barclays U.S. Taxable Market Indices
Municipal High Yield Bond	11.88%	Aggregate Bond	0.92%
Long-Term Municipal Bond	4.69%	Treasury Bond	-0.89%
Municipal Bond	3.05%
7 Year Municipal Bond	2.07%

3

Performance

Total Returns as of May 31, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ABHYX	6.85%	5.16%	4.47%	5.02%(1)	3/31/98
Barclays Municipal Bond Index	—	3.05%	5.69%	4.68%	5.29%	—
Institutional Class	AYMIX	7.17%	—	—	8.42%	3/1/10
A Class No sales charge* With sales charge*	AYMAX	6.58% 1.78%	4.90% 3.95%	4.21% 3.73%	4.42% 3.96%	1/31/03
C Class	AYMCX	5.91%	4.12%	3.44%	3.74%	7/24/02

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Returns would have been lower if a portion of the management fee had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. In addition, the lower-rated securities in which the fund invests are subject to greater liquidity risk and credit risk. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Growth of $10,000 Over 10 Years
$10,000 investment made May 31, 2003

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class
0.61%	0.41%	0.86%	1.61%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. In addition, the lower-rated securities in which the fund invests are subject to greater liquidity risk and credit risk. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: Steven Permut, Joseph Gotelli, and Alan Kruss

Performance Summary

High-Yield Municipal returned 6.85%* for the fiscal year ended May 31, 2013. By comparison, the Barclays Municipal Bond Index (representing investment-grade municipal bonds) returned 3.05%, while the Barclays Municipal High Yield Bond Index (representing non-investment-grade municipal bonds) returned 11.88%.** Fund returns reflect operating expenses, while index returns do not. (See pages 4 and 5 and footnotes below for additional performance comparisons.)

The fund’s absolute return for the reporting period reflected the positive performance of high-yield municipal bonds (high-yield munis). The main contributor to the fund’s outperformance relative to the investment-grade benchmark was the portfolio’s greater focus on lower-quality securities, which outperformed investment-grade munis during the period. Relative to the high-yield index, the fund was more conservatively positioned, with a greater emphasis on higher-quality bonds and lower weightings in riskier sectors. This approach led to lagging results versus the high-yield index.

Credit Environment

In general, credit trends in the muni market were stable to improving throughout the period. Muni credit-rating downgrades continued to outpace upgrades, but the overall default rate remained low. We continue to believe it’s unlikely any states will default, but select state credit ratings are likely to remain under downward pressure. Also, more downgrades and defaults may occur at the local level due to lingering effects of the slow recovery from the Great Recession.

The financial stresses at the local level were highlighted early in the period, when the California cities of Stockton, Mammoth Lakes, and San Bernardino filed for bankruptcy protection. Long-term structural budget problems led to the Stockton and San Bernardino filings, while an unfavorable legal judgment pushed Mammoth Lakes into bankruptcy. In addition, California’s elimination of certain local funding programs and state spending cuts also contributed by forcing local municipalities to deal with their financial problems with less state assistance.

We believe these incidents represent isolated events that had little impact on overall municipal credit quality. Most local governments we have reviewed remain in good financial condition despite the slow-growth economy. Meanwhile, state and local tax revenues generally increased during the reporting period, due to improving local economies and/or higher tax rates.

Portfolio Positioning

In addition to an emphasis on lower-quality bonds (relative to the investment-grade benchmark), security selection contributed to the fund’s outperformance

*	All fund returns referenced in this commentary are for Investor Class shares.

**	The Barclays Municipal High Yield Bond Index’s average returns were 7.24% and 6.91% for the five- and 10-year periods ended May 31, 2013, respectively.

6

for the 12-month period. In particular, the fund’s holdings among tobacco, hospital, higher education, and industrial development/pollution control revenue (IDR/PCR) bonds helped performance.

We also continued to favor revenue bonds, which outperformed general obligation (GO) bonds during the period. Specifically, positions in airport, toll road, public power, resource recovery, and water/sewer bonds contributed favorably to performance. Among tax-supported bonds, the portfolio’s holdings in state and local GO bonds generally outperformed.

Our current views about valuations and overall market conditions generally drive our strategic shifts in the fund’s overweight and underweight positions. During the 12-month period, these views led to a larger weighting in higher-quality bonds. Overall, lower-rated bonds outperformed their higher-quality counterparts, which caused the fund’s return to lag that of the high-yield index.

Outlook

In the final month of the reporting period, some confusing comments from the Federal Reserve about potential reductions in quantitative easing—a program that has helped fuel financial market gains—sparked a selloff among most bond market sectors, particularly lower-quality securities.

We already had been increasing exposure to more liquid, higher-quality munis. We believe if the recent selloff among risk assets continues, the fund will be well positioned to add back riskier securities, including tobacco and IDR/PCR bonds, at more attractive prices. Additionally, if interest rates rise further and bond fund outflows increase, we believe our higher-quality positions can potentially soften the blow. Overall, we expect to maintain our preference for revenue bonds, including public power, transportation, and other essential services bonds.

7

Fund Characteristics

MAY 31, 2013
Portfolio at a Glance
Weighted Average Maturity	18.1 years
Average Duration (Modified)	5.7 years

Top Five States and Territories	% of net assets
California	12.6%
New York	8.6%
Puerto Rico	7.1%
New Jersey	6.0%
Florida	5.8%

Top Five Sectors	% of fund investments
General Obligation (GO)	15%
Hospital Revenue	12%
Transportation Revenue	11%
Special Tax Revenue/Severance Tax	9%
Water/Sewer/Gas Revenue	8%

Types of Investments in Portfolio	% of net assets
Municipal Securities	101.0%
Other Assets and Liabilities	(1.0)%

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from December 1, 2012 to May 31, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 12/1/12	Ending Account Value 5/31/13	Expenses Paid During Period(1) 12/1/12 - 5/31/13	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$999.90	$2.99	0.60%
Institutional Class	$1,000	$1,002.00	$2.00	0.40%
A Class	$1,000	$998.70	$4.24	0.85%
C Class	$1,000	$996.00	$7.96	1.60%
Hypothetical
Investor Class	$1,000	$1,021.94	$3.02	0.60%
Institutional Class	$1,000	$1,022.94	$2.02	0.40%
A Class	$1,000	$1,020.69	$4.28	0.85%
C Class	$1,000	$1,016.95	$8.05	1.60%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments

MAY 31, 2013

	Principal Amount	Value
Municipal Securities — 101.0%
ALABAMA — 0.9%
Courtland Industrial Development Board Environmental Improvement Rev., Series 2003 B, (International Paper Co.), 6.25%, 8/1/25	$2,500,000	$2,520,775
Mobile Industrial Development Board Pollution Control Rev., (Alabama Power Co.), VRDN, 1.65%, 3/20/17	1,000,000	1,024,590
		3,545,365
ALASKA — 0.2%
Northern Tobacco Securitization Corp. Settlement Rev., Series 2006 A, (Asset Backed), 5.00%, 6/1/46	1,000,000	888,980
ARIZONA — 1.0%
City of Mesa Excise Tax Rev., 5.00%, 7/1/27	250,000	278,110
Florence Town Inc. Industrial Development Authority Education Rev., (Legacy Traditional Charter School), 6.00%, 7/1/43	1,000,000	1,013,530
Mohave County Industrial Development Authority Correctional Facilities Contract Rev., (Mohave Prison, LLC Expansion), 8.00%, 5/1/25	500,000	633,970
Pima County Sewer System Rev., Series 2011 B, 5.00%, 7/1/26	1,000,000	1,146,070
Sundance Community Facilities District No. 2 Special Assessment Rev., 7.125%, 7/1/27(1)	677,000	677,501
Sundance Community Facilities District No. 3 Special Assessment Rev., 6.50%, 7/1/29	426,000	427,555
		4,176,736
CALIFORNIA — 12.6%
California GO, 4.00%, 10/1/15	3,605,000	3,892,463
California GO, 5.00%, 4/1/37	1,000,000	1,110,210
California GO, 5.00%, 4/1/42	1,450,000	1,577,759
California Health Facilities Financing Authority Rev., Series 2009 A, (Children’s Hospital of Orange County), 6.50%, 11/1/38	2,000,000	2,415,480
California Health Facilities Financing Authority Rev., Series 2012 A, (Scripps Health), 5.00%, 11/15/40	400,000	437,000
California Mobilehome Park Financing Authority Rev., Series 2003 B, (Palomar Estates E&W), 7.00%, 9/15/36	2,000,000	2,042,240
California Municipal Finance Authority Rev., Series 2011 B, (Azusa Pacific University), 8.00%, 4/1/41	800,000	949,336
California State Public Works Board Rev., Series 2013 A, (Judicial Council Projects), 5.00%, 3/1/30	1,500,000	1,665,450
California State Public Works Board Rev., Series 2013 A, (Judicial Council Projects), 5.00%, 3/1/38	1,500,000	1,608,135
California Statewide Communities Development Authority Rev., (Lancer Educational Student Housing), 7.50%, 6/1/42	2,000,000	2,328,420
Chula Vista Rev., Series 2006 A, (San Diego Gas and Electric), 1.65%, 7/1/18	760,000	767,828
El Camino Community College District GO, Capital Appreciation, Series 2012 C, (Election of 2002), 0.00%, 8/1/33(2)	1,655,000	706,619
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2007 A1, 5.125%, 6/1/47	4,000,000	3,515,680
Independent Cities Finance Authority Mobilehome Park Rev., Series 2010 A, (Lamplighter Salinas), 6.15%, 7/15/40	4,000,000	4,345,960
Los Angeles Department of Water & Power Rev., Series 2012 C, (Power System), 5.00%, 1/1/16	5,000,000	5,526,800
Los Angeles Department of Water & Power Rev., Series 2013 B, 5.00%, 7/1/32(3)	1,000,000	1,144,320

11

Principal Amount	Value

Morongo Band of Mission Indians Rev., Series 2008 B, (Enterprise Casino Services), 6.50%, 3/1/28(1)	$1,000,000	$1,125,510
Oakland Redevelopment Agency Rev., 5.00%, 9/1/36 (Ambac)	3,350,000	3,374,187
Palm Springs Airport Passenger Facility Charge Rev., (Palm Springs International Airport), 6.40%, 7/1/23	250,000	255,718
Palm Springs Airport Passenger Facility Charge Rev., (Palm Springs International Airport), 6.50%, 7/1/27	260,000	264,836
River Rock Entertainment Authority (The) Rev., Series 2011 B, 8.00%, 11/1/18	3,221,000	3,176,840
San Diego Unified School District GO, Capital Appreciation, Series 2012 E, (Election of 2008), 0.00%, 7/1/49(2)	1,000,000	168,600
San Francisco City and County Redevelopment Financing Authority Tax Allocation Rev., Series 2009 D, (Mission Bay South Redevelopment), 6.625%, 8/1/39	250,000	282,532
San Mateo Special Tax Rev., (Community Facilities District No. 2008-1-Bay Meadows), 5.00%, 9/1/42	2,000,000	2,033,940
San Mateo Special Tax Rev., (Community Facilities District No. 2008-1-Bay Meadows), 6.00%, 9/1/42	500,000	545,520
Soledad Improvement Bond Act of 1915 District No. 2002-01 Special Assessment Rev., (Diamond Ridge), 6.75%, 9/2/33	1,000,000	1,004,290
Southern Kern Unified School District GO, Capital Appreciation, Series 2010 B, (Election of 2008), 0.00%, 11/1/40 (AGM)(2)	2,800,000	671,748
Successor Agency to the Redevelopment Agency of the City & County of San Francisco Communities Facilities District No. 6 Special Tax Rev., Capital Appreciation, Series 2013 C, (Mission Bay South Public Improvements), 0.00%, 8/1/43(2)	3,500,000	622,195
Sunnyvale Community Facilities District No. 1 Special Tax Rev., 7.75%, 8/1/32	1,500,000	1,501,800
Vallejo Multifamily Housing Rev., Series 1998 B, (Solano Affordable Housing), 8.25%, 4/1/39	1,505,000	1,545,530
Ventura County Public Financing Authority Rev., Series 2013 A, 5.00%, 11/1/43	1,000,000	1,078,200
		51,685,146
COLORADO — 5.0%
Colorado Department of Transportation Rev., (Transportation Revenue Anticipation Notes), 5.00%, 12/15/16	2,000,000	2,302,380
Colorado Health Facilities Authority Rev., Series 2010 A (Total Longterm Care), 6.00%, 11/15/30	500,000	560,995
Denver Health & Hospital Authority Healthcare Rev., Series 2009 A, 6.25%, 12/1/33	2,925,000	3,286,881
Denver Urban Renewal Authority Tax Increment Rev., Series 2013 A1, 5.00%, 12/1/25	1,500,000	1,712,850
E-470 Public Highway Authority Rev., Capital Appreciation, Series 2000 B, (Capital Appreciation Projects), 0.00%, 9/1/20 (NATL-RE)(2)	2,000,000	1,566,100
Granby Ranch Metropolitan District GO, 6.75%, 12/1/36	1,851,000	1,882,356
One Horse Business Improvement District Rev., (Sales Tax Sharing), 6.00%, 6/1/24	3,000,000	3,024,840

12

Principal Amount	Value

Plaza Metropolitan District No. 1 Tax Allocation Rev., 5.00%, 12/1/22	$500,000	$552,510
Plaza Metropolitan District No. 1 Tax Increment Allocation Rev., (Public Improvement Fee), 8.00%, 6/1/14, Prerefunded at 101% of Par(4)	1,500,000	1,629,480
Regional Transportation District COP, Series 2013 A, 5.00%, 6/1/21	1,000,000	1,181,460
Regional Transportation District Private Activity Rev., (Denver Transit Partners), 6.00%, 1/15/41	1,000,000	1,139,750
Todd Creek Farms Metropolitan District No. 1 Rev., 5.60%, 12/1/14(5)	1,800,000	898,506
Todd Creek Farms Metropolitan District No. 1 Rev., 6.125%, 12/1/19(5)	1,500,000	749,355
		20,487,463
DELAWARE — 0.4%
Delaware State Economic Development Authority Gas Facilities Rev., (Delmarva Power & Light Co.), 5.40%, 2/1/31	1,500,000	1,664,445
FLORIDA — 5.8%
Brevard County Industrial Development Rev., (TUFF Florida Institute of Technology), 6.75%, 11/1/39	3,000,000	3,352,080
Dupree Lakes Community Development District Special Assessment Rev., 6.83%, 11/1/15	960,000	970,848
Greater Orlando Aviation Authority Rev., (JetBlue Airways Corp.), 5.00%, 11/15/36	1,000,000	1,028,420
Hillsborough County Industrial Development Authority Rev., Series 2013 A, (Tampa General Hospital), 5.00%, 10/1/34	1,250,000	1,342,287
JEA Electric System Rev., Series 2013 A, 5.00%, 10/1/23	500,000	599,090
Martin County Health Facilities Authority Rev., (Martin Memorial Medical Center), 5.50%, 11/15/42	1,500,000	1,629,210
Martin County Industrial Development Authority Rev., (Indiantown Cogeneration), 4.20%, 12/15/25	2,500,000	2,514,350
Miami Beach Health Facilities Authority Rev., (Mount Sinai Medical Center), 5.00%, 11/15/29	1,000,000	1,067,110
Miami-Dade County Rev., Series 2012 B, 5.00%, 10/1/37	1,500,000	1,633,485
Miami-Dade County Health Facilities Authority Rev., Series 2008 A2, (Miami Children’s Hospital), VRDN, 4.55%, 8/1/13 (NATL-RE)	2,000,000	2,011,160
Mid-Bay Bridge Authority Springing Lien Rev., Series 2011 A, 7.25%, 10/1/40	2,000,000	2,489,580
Putnam County Development Authority Pollution Control Rev., Series 2007 B, (Seminole Electric Cooperative, Inc.), VRDN, 5.35%, 5/1/18 (Ambac)	1,500,000	1,752,345
South Lake County Hospital District Rev., Series 2010 A, (South Lake Hospital), 6.25%, 4/1/39	1,000,000	1,129,560
South-Dade Venture Community Development District Special Assessment Rev., 6.125%, 5/1/34	1,245,000	1,283,757
Village Community Development District No. 8 Special Assessment Rev., 6.125%, 5/1/39	885,000	1,033,689
		23,836,971
GEORGIA — 3.9%
Atlanta Airport Rev., Series 2011 B, 5.00%, 1/1/29	1,000,000	1,099,470
Atlanta Water & Wastewater Rev., Series 2009 A, 6.25%, 11/1/39	3,000,000	3,616,650
DeKalb County Hospital Authority Rev., (DeKalb Medical Center, Inc.), 6.125%, 9/1/40	800,000	923,152
DeKalb County Water and Sewer Rev., Series 2011 A, 5.25%, 10/1/36	1,000,000	1,138,280
DeKalb County Water and Sewer Rev., Series 2011 A, 5.25%, 10/1/41	1,000,000	1,128,970

13

Principal Amount	Value

Georgia Municipal Electric Authority Rev., Series 2008 D, (General Resolution), 6.00%, 1/1/23	$3,000,000	$3,616,620
Marietta Development Authority Rev., (Life University, Inc.), 7.00%, 6/15/39	4,000,000	4,289,840
		15,812,982
GUAM — 2.2%
Guam Government Department of Education COP, Series 2010 A, (John F. Kennedy High School), 6.625%, 12/1/30	1,000,000	1,096,180
Guam Government GO, Series 2007 A, 5.25%, 11/15/37	1,800,000	1,821,312
Guam Government GO, Series 2009 A, 7.00%, 11/15/39	3,905,000	4,365,478
Guam Government Waterworks Authority Rev., 6.00%, 7/1/25	1,500,000	1,557,810
		8,840,780
HAWAII — 0.7%
Hawaii State Department of Budget & Finance Rev., (Special Purpose/Kahala Nui), 5.25%, 11/15/37	1,000,000	1,083,250
Hawaii State Department of Budget & Finance Rev., Series 2009 A, (15 Craigside), 9.00%, 11/15/44	1,500,000	1,794,600
		2,877,850
IDAHO — 0.3%
Boise City Independent School District GO, Series 2012 B, 5.00%, 8/1/22	1,000,000	1,236,420
ILLINOIS — 3.4%
Bedford Park Tax Allocation Rev., 5.125%, 12/30/18	1,325,000	1,330,181
Chicago Tax Increment Allocation Rev., Series 2004 B, (Pilsen Redevelopment), (Junior Lien), 6.75%, 6/1/22	3,000,000	3,101,310
Cook County GO, Series 2011 A, 5.25%, 11/15/28	800,000	922,880
Hampshire Special Service Area No. 13 Special Tax Rev., (Tuscany Woods), 5.75%, 3/1/37(5)(6)	4,966,000	2,224,569
Illinois Educational Facilities Authority Rev., Series 2001 B1, (University of Chicago), VRDN, 1.10%, 2/15/18	1,125,000	1,135,215
Illinois Finance Authority Rev., (Northwestern Memorial Healthcare), 5.00%, 8/15/43	1,000,000	1,105,930
Illinois Finance Authority Rev., Series 2009 A, (Rush University Medical Center Obligation Group), 7.25%, 11/1/30	1,500,000	1,878,090
Illinois GO, 5.00%, 8/1/25	1,000,000	1,103,650
Metropolitan Pier & Exposition Authority Rev., Capital Appreciation, Series 2012 B, (McCormick Place Project), 0.00%, 12/15/41(2)	2,500,000	611,575
University of Illinois Rev., Series 2011 A, (Auxiliary Facilities System), 5.25%, 4/1/41	625,000	685,206
		14,098,606
INDIANA — 0.6%
Indiana Finance Authority Rev., (Community Foundation of Northwest Indiana), 5.00%, 3/1/19	1,000,000	1,167,600
Indiana Finance Authority Rev., Series 2013, (Ohio River Bridges East End Crossing Project), 5.00%, 7/1/48	1,100,000	1,128,886
		2,296,486
IOWA — 1.2%
Iowa Finance Authority Midwestern Disaster Area Rev., (Alcoa, Inc.), 4.75%, 8/1/42	1,000,000	951,470
Iowa Finance Authority Midwestern Disaster Area Rev., (Iowa Fertilizer Co.), 5.00%, 12/1/19	1,000,000	1,032,460
Iowa Finance Authority Midwestern Disaster Area Rev., (Iowa Fertilizer Co.), 5.50%, 12/1/22	1,000,000	1,043,300
Iowa Finance Authority Midwestern Disaster Area Rev., (Iowa Fertilizer Co.), 5.25%, 12/1/25	1,000,000	1,032,610
Iowa Tobacco Settlement Authority Rev., Series 2005 C, 5.625%, 6/1/46	1,000,000	980,160
		5,040,000

14

Principal Amount	Value

KANSAS — 0.3%
Olathe Health Facilities Rev., (Olathe Medical Center), VRDN, 0.15%, 6/3/13 (LOC: Bank of America N.A.)	$1,400,000	$1,400,000
LOUISIANA — 0.9%
New Orleans Aviation Board Rev., Series 2009 A, (Consolidated Rental Car), 6.50%, 1/1/40	1,500,000	1,752,465
New Orleans GO, 5.00%, 12/1/32	500,000	544,350
New Orleans GO, 5.00%, 12/1/33	1,250,000	1,360,875
		3,657,690
MARYLAND — 2.9%
Anne Arundel County Special Obligation Tax Allocation Rev., (National Business Park), 6.10%, 7/1/40	1,000,000	1,085,030
Baltimore Special Obligation Tax Allocation Rev., Series 2008 A, (Resh Park), 7.00%, 9/1/38	2,900,000	3,149,284
Maryland Economic Development Corp. Rev., Series 2010 A, (Transportation Facilities), 5.75%, 6/1/35	1,000,000	1,132,320
Maryland Economic Development Corp. Facilities Rev., (CNX Marine Terminals, Inc.), 5.75%, 9/1/25	1,000,000	1,108,790
Maryland Health & Higher Educational Facilities Authority Rev., (Mercy Medical Center), 5.00%, 7/1/31	1,500,000	1,636,530
Maryland Health & Higher Educational Facilities Authority Rev., Series 2012 A, (Carroll Hospital), 5.00%, 7/1/37	1,000,000	1,088,610
Maryland Health & Higher Educational Facilities Authority Rev., Series 2013 A, (University of Maryland Medical System), 5.00%, 7/1/43	1,500,000	1,606,755
Maryland Industrial Development Financing Authority Rev., Series 2005 A, (Our Lady of Good Counsel High School), 6.00%, 5/1/35	1,000,000	1,037,630
		11,844,949
MASSACHUSETTS — 1.6%
Massachusetts Development Finance Agency Rev., Series 2012 C, (Covanta Energy Project), 5.25%, 11/1/42	1,000,000	1,021,190
Massachusetts GO, Series 2012 A, VRN, 0.50%, 6/6/13	3,000,000	3,005,790
Massachusetts School Building Authority Sales Tax Rev., Series 2012 B, 5.00%, 8/15/28	2,000,000	2,350,360
		6,377,340
MICHIGAN — 4.6%
Detroit City School District GO, Series 2012 A, (School Building & Site Improvement), 5.00%, 5/1/25 (Q-SBLF)	2,490,000	2,812,928
Detroit Water and Sewerage Department Disposal Sewage System Rev., Series 2012 A, (Senior Lien), 5.25%, 7/1/26	770,000	855,070
Detroit Water and Sewerage Department Disposal Sewage System Rev., Series 2012 A, (Senior Lien), 5.00%, 7/1/32	2,250,000	2,373,390
Detroit Water and Sewerage Department Disposal Sewage System Rev., Series 2012 A, (Senior Lien), 5.25%, 7/1/39	3,750,000	4,002,337
Detroit Water Supply System Rev., Series 2011 A, (Senior Lien), 5.75%, 7/1/37	1,000,000	1,102,750
Flint Hospital Building Authority Rev., (Hurley Medical Center), 7.50%, 7/1/39	1,250,000	1,456,275
Kentwood Economic Development Corp. Rev., (Limited Obligation/Holland Home), 5.625%, 11/15/41	1,750,000	1,836,503
Michigan Finance Authority Rev., (Detroit School District), 5.50%, 6/1/21	1,850,000	2,173,805
Michigan Tobacco Settlement Finance Authority Rev., Series 2007 A, 6.00%, 6/1/48	1,000,000	929,980
Wayne County GO, Series 2009 A, (Building Improvement), 6.75%, 11/1/39	960,000	1,085,472
		18,628,510

15

Principal Amount	Value

MISSOURI — 1.2%
Kirkwood Industrial Development Authority Rev., Series 2010 A, (Aberdeen Heights), 8.25%, 5/15/45	$3,000,000	$3,561,930
Missouri State Health & Educational Facilities Authority Rev., (Lutheran Senior Services), 6.00%, 2/1/41	1,250,000	1,396,538
		4,958,468
NEBRASKA — 1.1%
Central Plains Energy Project Rev., 5.00%, 9/1/42	1,360,000	1,462,802
Santee Sioux Nation Tribal Health Care Rev., (Indian Health Service Joint Venture), 8.75%, 10/1/20	3,000,000	3,223,320
		4,686,122
NEVADA — 0.5%
Henderson Local Improvement District No. T-15 Special Assessment Rev., 6.10%, 3/1/24	980,000	1,009,214
Las Vegas Improvement District No. 607 Special Assessment Rev., 5.50%, 6/1/13	1,185,000	1,185,000
		2,194,214
NEW JERSEY — 6.0%
Mercer County Improvement Authority Rev., (Atlantic Foundation), VRDN, 0.13%, 6/3/13 (LOC: Bank of America N.A.)	550,000	550,000
New Jersey Economic Development Authority Rev., (Continental Airlines, Inc.), 5.25%, 9/15/29	1,000,000	1,063,430
New Jersey Economic Development Authority Rev., Series 2006 B, (Gloucester Marine Terminal), 6.875%, 1/1/37	3,000,000	3,043,890
New Jersey Economic Development Authority Rev., Series 2006 C, (Gloucester Marine Terminal), 6.50%, 1/1/15	1,405,000	1,416,521
New Jersey Economic Development Authority Rev., Series 2013 NN, (School Facilities Construction), 5.00%, 3/1/19	1,500,000	1,766,490
New Jersey Educational Facilities Authority Rev., Series 2009 B, (University of Medicine & Dentistry), 7.50%, 12/1/32	1,200,000	1,466,832
New Jersey Rev., Series 2012 C, 2.50%, 6/27/13	6,000,000	6,010,080
New Jersey State Turnpike Authority Rev., Series 2012 A, 5.00%, 1/1/35	2,000,000	2,182,740
New Jersey Transportation Trust Fund Authority Rev., Series 2012 A, 5.00%, 6/15/42	1,000,000	1,077,970
New Jersey Transportation Trust Fund Authority Rev., Capital Appreciation, Series 2010 A, 0.00%, 12/15/32(2)	6,420,000	2,652,744
Tobacco Settlement Financing Corp. Rev., Series 2007 1A, 4.75%, 6/1/34	4,000,000	3,511,440
		24,742,137
NEW MEXICO — 0.9%
Cabezon Public Improvement District Special Tax Rev., 6.30%, 9/1/34	1,490,000	1,542,448
Montecito Estates Public Improvement District Levy Special Tax Rev., (City of Albuquerque), 7.00%, 10/1/37	1,145,000	1,176,155
Ventana West Public Improvement District Levy Special Tax Rev., 6.875%, 8/1/33	1,000,000	1,009,830
		3,728,433
NEW YORK — 8.6%
Brooklyn Arena Local Development Corp. Rev., (Barclays Center), 6.25%, 7/15/40	800,000	931,048
Metropolitan Transportation Authority Rev., Series 2013 A, 5.00%, 11/15/43	2,000,000	2,151,820
Metropolitan Transportation Authority Rev., Series 2013 C, 5.00%, 11/15/23(3)	1,000,000	1,193,960
Monroe County Industrial Development Corp. Rev., (Nazareth College Rochester), 5.50%, 10/1/41	1,295,000	1,405,153
New York City GO, Series 2013 F1, 5.00%, 3/1/37	1,000,000	1,128,680
New York City GO, Series 2013 J, 5.00%, 8/1/23(3)	750,000	917,895

16

Principal Amount	Value

New York City Industrial Development Agency Rev., Series 2012 A, 5.00%, 7/1/28	$1,000,000	$1,054,450
New York City Municipal Water Finance Authority Rev., Series 2012 BB 5.00%, 6/15/47	4,000,000	4,365,440
New York City Transitional Finance Authority Rev., Series 2011 E, (Future Tax Secured Bonds), 5.00%, 11/1/18(7)	2,000,000	2,414,100
New York City Transitional Finance Authority Rev., Series 2013 F1, (Future Tax Secured Bonds), 5.00%, 2/1/22	1,000,000	1,219,350
New York Liberty Development Corp. Rev., (Goldman Sachs Headquarters), 5.25%, 10/1/35	2,030,000	2,367,609
New York State Dormitory Authority Rev., (Orange Regional Medical Center), 6.25%, 12/1/37	2,250,000	2,482,560
New York State Dormitory Authority Rev., Series 2012 A, (State University of New York), 5.00%, 7/1/42	1,100,000	1,229,679
New York State Dormitory Authority Rev., Series 2012 B, 5.00%, 3/15/42	2,500,000	2,768,525
New York State Urban Development Corp. Rev., Series 2013 A1, (State Personal Income Tax), 5.00%, 3/15/43	1,000,000	1,116,770
Newburgh GO, Series 2012 A, 5.625%, 6/15/33	1,400,000	1,456,308
Port Authority of New York & New Jersey Special Obligation Rev., (John F. Kennedy International Airport Terminal), 6.00%, 12/1/36	2,000,000	2,334,500
Triborough Bridge & Tunnel Authority Rev., Series 2011 A, 5.00%, 1/1/28	3,000,000	3,474,360
Triborough Bridge & Tunnel Authority Rev., Capital Appreciation, Series 2013 A, 0.00%, 11/15/30(2)	2,500,000	1,250,950
		35,263,157
NORTH CAROLINA — 1.9%
Charlotte-Mecklenburg Hospital Authority Rev., Series 2013 A, (Carolinas Health Care System), 5.00%, 1/15/39	1,250,000	1,375,713
North Carolina Capital Facilities Finance Agency Rev., (Duke Energy Carolinas LLC), 4.375%, 10/1/31	1,500,000	1,580,205
North Carolina Municipal Power Agency No. 1 Catawba Electric Rev., Series 2008 A, 5.25%, 1/1/17	4,000,000	4,616,000
		7,571,918
NORTH DAKOTA — 0.3%
Grand Forks Health Care Facilities Rev., Series 1996 A, (The United Hospital Obligation Group), VRDN, 0.12%, 6/3/13 (LOC: Bank of America N.A.)	1,300,000	1,300,000
OHIO — 4.6%
Buckeye Tobacco Settlement Financing Authority Rev., Series 2007 A2, (Asset Backed Senior Turbo), 5.125%, 6/1/24	3,000,000	2,816,100
Buckeye Tobacco Settlement Financing Authority Rev., Series 2007 A2, (Asset Backed Senior Turbo), 5.875%, 6/1/30	4,000,000	3,721,720
Cleveland Airport System Rev., Series 2012 A, 5.00%, 1/1/30	1,000,000	1,099,840
JobsOhio Beverage System Rev., Series 2013 A, (Senior Lien), 5.00%, 1/1/20	2,000,000	2,388,080
Muskingum County Hospital Facilities Rev., (Genesis Health System), 5.00%, 2/15/21	1,365,000	1,478,199
Ohio Air Quality Development Authority Rev., Series 2009 D, (Pollution Control/First Energy), VRDN, 2.25%, 9/15/16	2,000,000	2,018,360
Pinnacle Community Infrastructure Financing Authority Rev., Series 2004 A, 6.25%, 12/1/36	1,800,000	1,819,854
Southeastern Ohio Port Authority Rev., (Memorial Health System), 6.00%, 12/1/42	3,000,000	3,310,590
		18,652,743

17

Principal Amount	Value

OKLAHOMA — 1.8%
Oklahoma County Finance Authority Rev., Series 2012 A, (Epworth Villa), 5.00%, 4/1/23	$1,000,000	$1,064,680
Oklahoma Development Finance Authority Rev., (Inverness Village Community), 6.00%, 1/1/32	1,250,000	1,363,638
Oklahoma Turnpike Authority Rev., Series 2011 A, (Second Series), 5.00%, 1/1/28	2,000,000	2,309,780
Tulsa County Industrial Authority Senior Living Community Rev., Series 2010 A, (Montereau, Inc.), 7.25%, 11/1/40	2,500,000	2,809,050
		7,547,148
OREGON — 1.3%
Forest Grove Student Housing Rev., (Oak Tree Foundation), 5.50%, 3/1/37	1,400,000	1,429,778
Oregon GO, Series 2011 J, 5.00%, 5/1/36	1,250,000	1,431,137
Salem Hospital Facility Authority Rev., (Capital Manor, Inc.), 6.00%, 5/15/42	1,000,000	1,076,690
Salem Hospital Facility Authority Rev., (Capital Manor, Inc.), 6.00%, 5/15/47	1,250,000	1,342,738
		5,280,343
PENNSYLVANIA — 3.4%
Allegheny County Industrial Development Authority Rev., (Environmental Improvement), 6.75%, 11/1/24	1,000,000	1,153,630
Allegheny County Industrial Development Authority Rev., (Environmental Improvement), 6.875%, 5/1/30	1,000,000	1,148,450
Allegheny County Redevelopment Authority Tax Allocation Rev., (Pittsburgh Mills), 5.60%, 7/1/23	1,500,000	1,542,165
Delaware River Port Authority Rev., (Port District Project), 5.00%, 1/1/27	1,835,000	2,034,538
Pennsylvania Economic Development Financing Authority Rev., Series 2009 A, (Albert Einstein Healthcare Network), 6.25%, 10/15/23	2,000,000	2,321,680
Pennsylvania Higher Educational Facilities Authority Rev., (Shippensburg University Student Services, Inc.), 5.00%, 10/1/44	300,000	321,711
Pennsylvania Turnpike Commission Rev., Series 2011 B, 5.25%, 12/1/41	2,000,000	2,173,400
Philadelphia Gas Works Rev., Series 2009 A, (1998 General Ordinance), 5.00%, 8/1/16	1,440,000	1,585,627
Philadelphia Municipal Authority Lease Rev., 6.50%, 4/1/39	1,500,000	1,693,695
		13,974,896
PUERTO RICO — 7.1%
Puerto Rico Aqueduct & Sewer Authority Rev., Series 2012 A, (Senior Lien), 5.00%, 7/1/21	1,760,000	1,761,672
Puerto Rico Aqueduct & Sewer Authority Rev., Series 2012 A, (Senior Lien), 5.25%, 7/1/24	3,250,000	3,264,982
Puerto Rico Aqueduct & Sewer Authority Rev., Series 2012 A, (Senior Lien), 5.25%, 7/1/29	5,000,000	4,964,900
Puerto Rico GO, Series 2001 A, (Public Improvement), 5.50%, 7/1/19	2,405,000	2,564,620
Puerto Rico GO, Series 2001 A, (Public Improvement), 5.50%, 7/1/20 (NATL-RE)	1,400,000	1,485,386
Puerto Rico GO, Series 2008 A, 6.00%, 7/1/38	1,500,000	1,550,565
Puerto Rico GO, Series 2012 A, (Public Improvement), 5.50%, 7/1/39	2,285,000	2,310,112
Puerto Rico Government Development Bank Rev., Series 2006 B, (Senior Notes), 5.00%, 12/1/15	2,950,000	3,083,871
Puerto Rico Public Buildings Authority Rev., Series 2007 M, (Government Facilities), 5.75%, 7/1/16	4,555,000	4,849,891

18

Principal Amount	Value

Puerto Rico Public Finance Corp. Rev., Series 2011 B, (Commonwealth Appropriation), 5.50%, 8/1/31 (SBBPA: Government Development Bank for Puerto Rico)	$400,000	$399,056
Puerto Rico Sales Tax Financing Corp. Rev., Series 2011 C, 5.00%, 8/1/40	2,500,000	2,639,575
		28,874,630
SOUTH CAROLINA — 0.9%
South Carolina Jobs-Economic Development Authority Hospital Rev., (Palmetto Health), 5.75%, 8/1/39	1,475,000	1,627,028
Spartanburg County Regional Health Services District Rev., Series 2012 A, 5.00%, 4/15/37	2,000,000	2,172,180
		3,799,208
TENNESSEE — 2.1%
Clarksville Public Building Authority Rev., (Adjusted Financing Morristown Loans), VRDN, 0.17%, 6/3/13 (LOC: Bank of America N.A.)	2,000,000	2,000,000
Clarksville Public Building Authority Rev., (Adjusted Financing Tennessee Municipal Bond), VRDN, 0.17%, 6/3/13 (LOC: Bank of America N.A.)	1,020,000	1,020,000
Clarksville Public Building Authority Rev., (Adjusted Financing Tennessee Municipal Bond), VRDN, 0.17%, 6/3/13 (LOC: Bank of America N.A.)	1,115,000	1,115,000
Montgomery County Public Building Authority Rev., (Tennessee County Loan Pool), VRDN, 0.17%, 6/3/13 (LOC: Bank of America N.A.)	4,180,000	4,180,000
Montgomery County Public Building Authority Rev., (Tennessee County Loan Pool), VRDN, 0.17%, 6/3/13 (LOC: Bank of America N.A.)	390,000	390,000
		8,705,000
TEXAS — 4.0%
Central Texas Regional Mobility Authority Rev., Series 2013 A, 5.00%, 1/1/17	500,000	556,010
Central Texas Regional Mobility Authority Rev., Series 2013 A, 5.00%, 1/1/18	250,000	283,155
Dallas-Fort Worth International Airport Rev., Series 2012 G, 3.00%, 11/1/14	400,000	415,012
Dallas-Fort Worth International Airport Rev., Series 2012 G, 4.00%, 11/1/15	500,000	542,130
Dallas-Fort Worth International Airport Facilities Improvement Corp. Rev., Series 2012 B, 5.00%, 11/1/26	3,000,000	3,385,260
La Vernia Higher Education Finance Corp. Rev., Series 2009 A, (Kipp, Inc.), 6.25%, 8/15/39	1,000,000	1,156,360
Love Field Airport Modernization Corp. Special Facilities Rev., (Southwest Airlines Co.), 5.25%, 11/1/40	1,000,000	1,076,840
Tarrant County Cultural Education Facilities Finance Corp. Rev., (Scott & White Healthcare Obligated Group), 5.00%, 8/15/43	1,000,000	1,090,510
Texas Private Activity Bond Surface Transportation Corp. Rev., (Senior Lien/LBJ Infrastructure), 7.00%, 6/30/40	3,000,000	3,643,080
Texas Public Finance Authority Charter School Finance Corp. Rev., Series 2010 A, (Cosmos Foundation, Inc.), 6.20%, 2/15/40	1,500,000	1,766,385
Texas Transportation Commission Turnpike System Rev., Series 2012 B, (First Tier), VRDN, 1.25%, 2/15/15	600,000	604,410
Travis County Health Facilities Development Corp. Rev., (Westminster Manor Health), 7.125%, 11/1/40	1,500,000	1,769,715
		16,288,867

19

Principal Amount	Value

U.S. VIRGIN ISLANDS — 1.0%
Virgin Islands Public Finance Authority Rev., Series 2009 A, (Diageo Matching Fund Bonds), 6.75%, 10/1/37	$2,000,000	$2,331,040
Virgin Islands Public Finance Authority Rev., Series 2010 B, (Subordinated Lien), 5.25%, 10/1/29	1,500,000	1,623,525
		3,954,565
VIRGINIA — 2.3%
Chesapeake Expressway Toll Road Rev., Capital Appreciation, Series 2012 B, 0.00%, 7/15/23(8)	1,380,000	783,923
Dulles Town Center Community Development Authority Special Assessment Rev., 4.25%, 3/1/26	750,000	737,632
Fairfax County Economic Development Authority Rev., (Silver Line Phase I), 5.00%, 4/1/36	570,000	627,542
Mosaic Community Development Authority Tax Allocation Rev., Series 2011 A, 6.875%, 3/1/36	1,000,000	1,151,030
Route 460 Funding Corp. Rev., Capital Appreciation, Series 2012 B, 0.00%, 7/1/35(2)	1,075,000	355,427
Virginia Resources Authority Clean Water Rev., (State Revolving Fund), 5.00%, 10/1/23(3)	2,000,000	2,490,940
Virginia Small Business Financing Authority Rev., (Senior Lien/Express Lanes LLC Project), 5.00%, 1/1/40	2,000,000	2,064,720
Washington County Industrial Development Authority Hospital Facility Rev., Series 2009 C, (Mountain States Health Alliance), 7.75%, 7/1/38	1,000,000	1,215,790
		9,427,004
WASHINGTON — 0.6%
Port of Seattle Rev., Series 2000 B, 6.00%, 2/1/15 (NATL-RE)	250,000	272,343
Port of Seattle Industrial Development Corp. Rev., (Delta Airlines, Inc.), 5.00%, 4/1/30	1,000,000	1,028,100
Tacoma Electric System Rev., Series 2013 A, 5.00%, 1/1/38(3)	1,000,000	1,118,820
		2,419,263
WISCONSIN — 2.4%
Public Finance Authority Rev., (Roseman University Health Sciences), 5.50%, 4/1/32	2,000,000	2,060,480
Wisconsin Department of Transportation Rev., Series 1, 5.00%, 7/1/30	2,500,000	2,933,400
Wisconsin Health & Educational Facilities Authority Rev., (Luther Hospital), 5.75%, 11/15/30	1,200,000	1,401,888
Wisconsin Health & Educational Facilities Authority Rev., Series 2004 A, (Southwest Health Center), 6.25%, 4/1/14, Prerefunded at 100% of Par(4)	2,000,000	2,096,020
Wisconsin Health & Educational Facilities Authority Rev., Series 2009 A, (St. John’s Communities, Inc.), 7.625%, 9/15/39	1,000,000	1,150,810
		9,642,598
WYOMING — 0.5%
Campbell County Solid Waste Facilities Rev., Series 2009 A, (Basin Electric Power Cooperative), 5.75%, 7/15/39	2,000,000	2,239,540
TOTAL INVESTMENT SECURITIES — 101.0% (Cost $396,235,084)		413,646,973
OTHER ASSETS AND LIABILITIES — (1.0)%		(4,194,305)
TOTAL NET ASSETS — 100.0%		$409,452,668

20

Futures Contracts
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
52	U.S. Treasury 30-Year Bonds	September 2013	$7,281,625	$(94,367)

Notes to Schedule of Investments

AGM = Assured Guaranty Municipal Corporation

COP = Certificates of Participation

GO = General Obligation

LOC = Letter of Credit

NATL-RE = National Public Finance Guarantee Corporation - Reinsured

Q-SBLF = Qualified School Board Loan Fund

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)

Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $1,803,011, which represented 0.4% of total net assets.

(2)	Security is a zero-coupon bond. Zero-coupon securities are issued at a substantial discount from their value at maturity.

(3)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(4)	Escrowed to maturity in U.S. government securities or state and local government securities.

(5)	Security is in default.

(6)	Non-income producing.

(7)

Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts. At the period end, the aggregate value of securities pledged was $235,375.

(8)	Coupon rate adjusts periodically based upon a predetermined schedule. Interest reset date is indicated. Rate shown is effective at the period end.

See Notes to Financial Statements.

21

Statement of Assets and Liabilities

MAY 31, 2013
Assets
Investment securities, at value (cost of $396,235,084)	$413,646,973
Cash	23,221
Receivable for investments sold	4,966,941
Receivable for capital shares sold	327,584
Interest receivable	5,996,068
424,960,787

Liabilities
Payable for investments purchased	9,132,838
Payable for capital shares redeemed	5,822,349
Payable for variation margin on futures contracts	24,375
Accrued management fees	213,175
Distribution and service fees payable	52,826
Dividends payable	262,556
15,508,119

Net Assets	$409,452,668

Net Assets Consist of:
Capital paid in	$422,450,725
Distributions in excess of net investment income	(143,992)
Accumulated net realized loss	(30,171,587)
Net unrealized appreciation	17,317,522
$409,452,668

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$265,528,690	27,795,287	$9.55
Institutional Class	$4,273,377	447,101	$9.56
A Class	$104,785,490	10,968,998	$9.55*
C Class	$34,865,111	3,651,662	$9.55

*Maximum offering price $10.00 (net asset value divided by 0.955).

See Notes to Financial Statements.

22

Statement of Operations

YEAR ENDED MAY 31, 2013
Investment Income (Loss)
Income:
Interest	$19,408,543

Expenses:
Management fees	2,407,978
Distribution and service fees:
A Class	250,199
C Class	343,128
Trustees’ fees and expenses	26,327
Other expenses	25
3,027,657

Net investment income (loss)	16,380,886

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	11,465,241
Futures contract transactions	302,920
11,768,161

Change in net unrealized appreciation (depreciation) on:
Investments	(2,450,419)
Futures contracts	(31,017)
(2,481,436)

Net realized and unrealized gain (loss)	9,286,725

Net Increase (Decrease) in Net Assets Resulting from Operations	$25,667,611

See Notes to Financial Statements.

23

Statement of Changes in Net Assets

YEARS ENDED MAY 31, 2013 AND MAY 31, 2012
Increase (Decrease) in Net Assets	May 31, 2013	May 31, 2012
Operations
Net investment income (loss)	$16,380,886	$13,780,567
Net realized gain (loss)	11,768,161	1,088,552
Change in net unrealized appreciation (depreciation)	(2,481,436)	25,977,697
Net increase (decrease) in net assets resulting from operations	25,667,611	40,846,816

Distributions to Shareholders
From net investment income:
Investor Class	(11,069,521)	(8,479,155)
Institutional Class	(410,861)	(280,244)
A Class	(3,947,892)	(3,914,438)
B Class	—	(28,573)
C Class	(1,096,604)	(1,078,182)
Decrease in net assets from distributions	(16,524,878)	(13,780,592)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	31,602,469	105,503,686

Net increase (decrease) in net assets	40,745,202	132,569,910

Net Assets
Beginning of period	368,707,466	236,137,556
End of period	$409,452,668	$368,707,466

Distributions in excess of net investment income	$(143,992)	—

See Notes to Financial Statements.

24

Notes to Financial Statements

MAY 31, 2013

1. Organization

American Century Municipal Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. High-Yield Municipal Fund (the fund) is one fund in a series issued by the trust. The fund is nondiversified as defined under the 1940 Act. The fund’s investment objective is to seek high current income that is exempt from federal income tax. Capital appreciation is a secondary objective.

The fund offers the Investor Class, the Institutional Class, the A Class and the C Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. On October 21, 2011, all outstanding B Class shares were converted to A Class shares and the fund discontinued offering the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

25

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and when-issued securities. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2925% to 0.4100%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class and C Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the year ended May 31, 2013 was 0.59% for the Investor Class, A Class and C Class and 0.39% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual

26

shareholder services and 0.75% is paid for distribution services. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended May 31, 2013 are detailed in the Statement of Operations.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust’s investment advisor, ACIM, the trust’s distributor, ACIS, and the trust’s transfer agent, American Century Services, LLC are wholly owned, directly or indirectly, by ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended May 31, 2013 were $477,085,063 and $448,046,620, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended May 31, 2013		Year ended May 31, 2012
	Shares	Amount	Shares	Amount
Investor Class
Sold	15,632,861	$149,509,037	18,336,008	$164,017,104
Issued in reinvestment of distributions	880,935	8,434,100	708,750	6,342,774
Redeemed	(14,246,298)	(136,184,513)	(8,382,904)	(74,862,804)
	2,267,498	21,758,624	10,661,854	95,497,074
Institutional Class
Sold	2,065,386	19,671,089	267,756	2,413,077
Issued in reinvestment of distributions	38,052	364,054	31,359	280,164
Redeemed	(2,434,993)	(23,334,364)	(88,544)	(773,194)
	(331,555)	(3,299,221)	210,571	1,920,047
A Class
Sold	4,337,611	41,591,587	3,255,978	29,011,830
Issued in reinvestment of distributions	317,467	3,038,930	349,024	3,110,865
Redeemed	(3,573,119)	(34,213,774)	(2,935,800)	(26,108,582)
	1,081,959	10,416,743	669,202	6,014,113
B Class	N/A
Sold			6,951	59,477
Issued in reinvestment of distributions			1,813	15,716
Redeemed			(217,240)	(1,902,063)
			(208,476)	(1,826,870)
C Class
Sold	957,241	9,141,670	1,017,945	9,113,560
Issued in reinvestment of distributions	61,344	587,049	58,740	523,189
Redeemed	(731,536)	(7,002,396)	(642,179)	(5,737,427)
	287,049	2,726,323	434,506	3,899,322
Net increase (decrease)	3,304,951	$31,602,469	11,767,657	$105,503,686

27

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•

Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund’s investment securities and unrealized gain (loss) on futures contracts were classified as Level 2 and Level 1, respectively. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund regularly purchased and sold interest rate risk derivative instruments throughout the reporting period and the instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume.

The value of interest rate risk derivative instruments as of May 31, 2013, is disclosed on the Statement of Assets and Liabilities as a liability of $24,375 in payable for variation margin on futures contracts.* For the year ended May 31, 2013, the effect of interest rate risk derivative instruments on the Statement of Operations was $302,920 in net realized gain (loss) on futures contract transactions and $(31,017) in change in net unrealized appreciation (depreciation) on futures contracts.

*Included in the unrealized gain (loss) on futures contracts as reported in the Schedule of Investments.

8. Risk Factors

The fund invests in lower-rated debt securities, which are subject to substantial risks including liquidity risk and credit risk.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

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9. Federal Tax Information

The tax character of distributions paid during the years ended May 31, 2013 and May 31, 2012 were as follows:

	2013	2012
Distributions Paid From
Exempt income	$16,471,235	$13,778,051
Taxable ordinary income	$53,643	$2,541
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of May 31, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$396,089,919
Gross tax appreciation of investments	$23,635,016
Gross tax depreciation of investments	(6,077,962)
Net tax appreciation (depreciation) of investments	$17,557,054
Undistributed tax-exempt income	$32,532
Accumulated short-term capital losses	$(30,587,643)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the treatment of non-shareholder capital contributions and income from defaulted securities.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire as follows:

2016	2017	2018	2019
$(151,664)	$(8,112,975)	$(11,481,481)	$(10,841,523)

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Financial Highlights

For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
Per-Share Data									Ratios and Supplemental Data
		Income From Investment Operations:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(1)	Operating Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate		Net Assets, End of Period (in thousands)
Investor Class
2013	$9.32	0.40	(2)	0.23	0.63	(0.40)	$9.55	6.85%	0.60%		4.16%		111%		$265,529
2012	$8.50	0.44	(2)	0.82	1.26	(0.44)	$9.32	15.16%	0.61%		4.89%		70%		$237,949
2011	$8.82	0.47	(2)	(0.32)	0.15	(0.47)	$8.50	1.76%	0.61%		5.41%		27%		$126,327
2010	$7.91	0.45	(2)	0.92	1.37	(0.46)	$8.82	17.68%	0.61%		5.40%		25%		$132,196
2009	$9.63	0.50		(1.72)	(1.22)	(0.50)	$7.91	(12.70)%	0.62%		5.97%		44%		$82,547
Institutional Class
2013	$9.32	0.42	(2)	0.24	0.66	(0.42)	$9.56	7.17%	0.40%		4.36%		111%		$4,273
2012	$8.50	0.45	(2)	0.83	1.28	(0.46)	$9.32	15.39%	0.41%		5.09%		70%		$7,260
2011	$8.82	0.49	(2)	(0.32)	0.17	(0.49)	$8.50	1.97%	0.41%		5.61%		27%		$4,829
2010(3)	$8.66	0.12	(2)	0.15	0.27	(0.11)	$8.82	3.13%	0.41	%(4)	5.50	%(4)	25	%(5)	$26
A Class
2013	$9.32	0.37	(2)	0.24	0.61	(0.38)	$9.55	6.58%	0.85%		3.91%		111%		$104,785
2012	$8.50	0.42	(2)	0.82	1.24	(0.42)	$9.32	14.87%	0.86%		4.64%		70%		$92,154
2011	$8.82	0.45	(2)	(0.32)	0.13	(0.45)	$8.50	1.51%	0.86%		5.16%		27%		$78,325
2010	$7.91	0.43	(2)	0.91	1.34	(0.43)	$8.82	17.39%	0.86%		5.15%		25%		$130,266
2009	$9.63	0.48		(1.72)	(1.24)	(0.48)	$7.91	(12.92)%	0.87%		5.72%		44%		$111,293

30

For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
Per-Share Data									Ratios and Supplemental Data
		Income From Investment Operations:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2013	$9.32	0.30	(2)	0.24	0.54	(0.31)	$9.55	5.91%	1.60%	3.16%	111%	$34,865
2012	$8.49	0.35	(2)	0.83	1.18	(0.35)	$9.32	14.03%	1.61%	3.89%	70%	$31,344
2011	$8.81	0.38	(2)	(0.32)	0.06	(0.38)	$8.49	0.75%	1.61%	4.41%	27%	$24,885
2010	$7.91	0.37	(2)	0.90	1.27	(0.37)	$8.81	16.39%	1.61%	4.40%	25%	$29,313
2009	$9.63	0.41		(1.72)	(1.31)	(0.41)	$7.91	(13.58)%	1.62%	4.97%	44%	$25,176

Notes to Financial Highlights

(1)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(2)	Computed using average shares outstanding throughout the period.

(3)	March 1, 2010 (commencement of sale) through May 31, 2010.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended May 31, 2010.

See Notes to Financial Statements.

31

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Municipal Trust and Shareholders
of the High-Yield Municipal Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the High-Yield Municipal Fund (one of the four funds comprising the American Century Municipal Trust, hereafter referred to as the “Fund”) at May 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

July 22, 2013

32

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	41	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	41	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	41	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	41	None

33

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	41	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	41	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	41	Cadence Design Systems; Exponent; Financial Engines

Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	106	None

34

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007

President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006

Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

35

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $16,517,723 as exempt interest dividends for the fiscal year ended May 31, 2013.

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Municipal Trust

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

CL-ANN-78952 1307

ANNUAL REPORT              MAY 31, 2013

Intermediate-Term Tax-Free Bond Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	42
Statement of Operations	43
Statement of Changes in Net Assets	44
Notes to Financial Statements	45
Financial Highlights	50
Report of Independent Registered Public Accounting Firm	52
Management	53
Additional Information	56

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

       Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended May 31, 2013. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Positive Fiscal-Year Returns for Stocks and Municipal Bonds

The 12-month reporting period ended May 31, 2013 started with softening global economic conditions and growing uncertainty in the summer of 2012 as the U.S. elections and dreaded U.S. fiscal deadlines loomed ahead. These factors, and the recession fears they represented, helped provoke aggressive monetary intervention by central banks, which encouraged investors to take more risk.

In this “risk-on” investing environment, stocks generally outperformed bonds, broad non-U.S. stock measures outperformed their broad U.S. stock counterparts, and U.S. municipal bonds generally outperformed U.S. Treasury bonds.

Non-U.S., U.S. mid-cap, small-cap, and value stock indices achieved performance leadership during the period, outpacing the S&P 500 Index’s 27.28% return. The MSCI EAFE Index, for example, returned 31.62%. U.S. bond index returns ranged from roughly 15% gains for corporate high-yield indices all the way down to negative returns for longer-maturity U.S. Treasury benchmarks. For example, the 10-year U.S. Treasury note returned –2.17%, according to Barclays, as its yield rose over half a percentage point, from 1.56% to 2.13%.

Municipal bonds, which enjoyed strong demand for much of the period, generally fit more in the middle of the U.S. bond return spectrum. The Barclays Municipal Bond Index advanced 3.05%.

The U.S. economy is showing signs of improvement in 2013, particularly the long-depressed housing market. However, U.S. economic growth remains subpar compared with past recession recoveries, and is still vulnerable to fiscal, financial, and overseas threats that could trigger further slowdowns and market volatility.

Under these conditions, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this challenging environment.

Sincerely,

Jonathan Thomas

President and Chief Executive Officer

American Century Investments

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Municipals Outpaced Treasuries

For the 12-month period ended May 31, 2013, municipal bonds (munis) posted positive performance. Munis were among the fixed income market’s leading performers for the period, outpacing U.S. Treasury securities and the broad taxable investment-grade bond benchmark (Barclays U.S. Aggregate Bond Index) in an environment of generally improving state finances and stable-to-improving credit trends. Furthermore, in the ongoing low-yield environment, muni yields looked relatively attractive, particularly to high-tax-bracket investors on an after-tax basis.

Once again, investors wavered between risk taking and risk aversion. Throughout the period, mixed economic data and political uncertainty (which emerged prior to and following November’s presidential election and as Congress debated tax policy and the federal budget) influenced market sentiment. But, overall, the modest economic gains were sufficient for risk taking to prevail, and lower-quality, higher-yielding securities drove performance in the fixed income market.

Throughout the period, demand for munis remained relatively strong and supply was generally robust, primarily due to continued refinancings from municipalities taking advantage of low interest rates. The Federal Reserve (the Fed) continued to support the low-rate environment, keeping its overnight interest rate target near 0%. In addition, the Fed launched its third and most aggressive quantitative easing program (QE3), which has the Fed purchasing $40 billion of mortgage-backed securities and $45 billion in Treasury securities each month until economic growth and employment improve.

Conditions Favored Longer-Maturity and High-Yield Munis

Against this low-rate backdrop, investors’ demand for yield led to solid results from longer-maturity and lower-quality munis, which outperformed the broad muni benchmark for the 12-month period. Additionally, May 2013 marked the 18th-consecutive month of positive performance for high-yield munis.

Volatility Likely on the Rise

In the final month of the reporting period, Treasury yields increased sharply (putting upward pressure on muni yields as well) in anticipation that the Fed may start scaling back its bond purchases later in 2013. This speculation sparked a selloff among bonds, but this spike in rates largely retraced an earlier decline in yields.

U.S. Fixed-Income Total Returns
For the 12 months ended May 31, 2013
Barclays Municipal Market Indices		Barclays U.S. Taxable Market Indices
Municipal High Yield Bond	11.88%	Aggregate Bond	0.92%
Long-Term Municipal Bond	4.69%	Treasury Bond	-0.89%
Municipal Bond	3.05%
7 Year Municipal Bond	2.07%

Performance

Total Returns as of May 31, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWTIX	2.43%	4.98%	3.97%	5.26%	3/2/87
Barclays 7 Year Municipal Bond Index	—	2.07%	5.82%	4.59%	N/A(1)	—
Institutional Class	AXBIX	2.55%	5.19%	4.18%	4.44%	4/15/03
A Class No sales charge* With sales charge*	TWWOX	2.09% -2.52%	— —	— —	4.46% 3.00%	3/1/10
C Class	TWTCX	1.33%	—	—	3.66%	3/1/10

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Benchmark data first available January 1990.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Growth of $10,000 Over 10 Years
$10,000 investment made May 31, 2003

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class
0.47%	0.27%	0.72%	1.47%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Portfolio Commentary

Portfolio Managers: Alan Kruss, Joseph Gotelli, and Steven Permut

Performance Summary

Intermediate-Term Tax-Free Bond returned 2.43%* for the fiscal year ended May 31, 2013. By comparison, the Barclays 7 Year Municipal Bond Index returned 2.07%. Fund returns reflect operating expenses, while index returns do not. (See pages 4 and 5 for additional performance comparisons.)

The fund’s absolute return for the reporting period reflected the positive performance of municipal bond (muni) indices (see page 3). The fund outperformed the Barclays 7 Year Municipal Bond Index due primarily to sector allocation and security selection (described in Portfolio Positioning).

Credit Environment

In general, credit trends in the muni market were stable to improving throughout the period. Muni credit-rating downgrades continued to outpace upgrades, but the overall default rate remained low. We continue to believe it’s unlikely any states will default, but select state credit ratings are likely to remain under downward pressure. Also, more downgrades and defaults may occur at the local level due to lingering effects of the slow recovery from the Great Recession.

The financial stresses at the local level were highlighted early in the period, when the California cities of Stockton, Mammoth Lakes, and San Bernardino filed for bankruptcy protection. Long-term structural budget problems led to the Stockton and San Bernardino filings, while an unfavorable legal judgment pushed Mammoth Lakes into bankruptcy. In addition, California’s elimination of certain local funding programs and state spending cuts also contributed by forcing local municipalities to deal with their financial problems with less state assistance.

We believe these incidents represent isolated events that had little impact on overall municipal credit quality. Most local governments we have reviewed remain in good financial condition despite the slow-growth economy. Meanwhile, state and local tax revenues generally increased during the reporting period, due to improving local economies and/or higher tax rates.

Portfolio Positioning

Favorable security selection, combined with a continued emphasis on revenue bonds over general obligation (GO) bonds, aided the fund’s relative performance during the 12-month period. In particular, we favored essential service (such as those that finance water and sewer projects) revenue bonds, which tend to be higher-quality securities, along with transportation and sales-tax-secured bonds. Overall, revenue bonds outpaced GO bonds during the period.

An overweight position and security selection among lower-quality munis (those with credit ratings of BBB) also lifted the fund’s performance relative to the benchmark. In particular, selections within the hospital and higher education sectors contributed favorably to the fund’s results.

*All fund returns referenced in this commentary are for Investor Class shares.

A position designed to benefit when the gap between Treasury and muni yields narrows also aided performance. At two different times—once early in the period, and once late in the period—the fund took advantage of a higher-than-normal yield ratio (greater than 100%) between 10-year Treasuries and 10-year AAA-rated munis. This strategy was effective as the yield ratio eventually returned to normal (less than 100%) and we exited the strategy.

Outlook

In the final month of the reporting period, some confusing comments from the Federal Reserve about potential reductions in its “quantitative easing” activity—a bond-buying program that has helped fuel financial market gains—sparked a selloff among most bond market sectors, particularly lower-quality, less liquid securities.

We already had been increasing exposure to more liquid, higher-quality munis. We believe if the recent selloff among risk assets continues, the fund will be well positioned to add back riskier securities at much more attractive prices. Additionally, if interest rates rise further and bond fund outflows increase, our higher-quality bias potentially can protect our investors more than a lower-quality bias. As always, we expect our fundamental credit research and risk management capabilities should continue to drive results.

Fund Characteristics

MAY 31, 2013
Portfolio at a Glance
Weighted Average Maturity	9.0 years
Average Duration (Modified)	4.6 years

Top Five States and Territories	% of net assets
California	18.0%
New York	11.6%
Florida	6.7%
New Jersey	6.2%
Texas	6.1%

Top Five Sectors	% of fund investments
General Obligation (GO)	32%
Transportation Revenue	13%
Certificates of Participation (COPs)/Leases	10%
Special Tax Revenue/Severance Tax	9%
Electric Revenue	9%

Types of Investments in Portfolio	% of net assets
Municipal Securities	100.6%
Other Assets and Liabilities	(0.6)%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from December 1, 2012 to May 31, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 12/1/12	Ending Account Value 5/31/13	Expenses Paid During Period(1) 12/1/12 – 5/31/13	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$989.10	$2.33	0.47%
Institutional Class	$1,000	$990.10	$1.34	0.27%
A Class	$1,000	$987.90	$3.57	0.72%
C Class	$1,000	$984.20	$7.27	1.47%
Hypothetical
Investor Class	$1,000	$1,022.59	$2.37	0.47%
Institutional Class	$1,000	$1,023.59	$1.36	0.27%
A Class	$1,000	$1,021.34	$3.63	0.72%
C Class	$1,000	$1,017.60	$7.39	1.47%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments

MAY 31, 2013

	Principal Amount	Value
Municipal Securities — 100.6%
ALABAMA — 0.2%
Alabama 21st Century Authority Rev., Series 2012 A, (Tobacco Settlement Revenue), 4.00%, 6/1/16	$1,060,000	$1,146,517
Alabama 21st Century Authority Rev., Series 2012 A, (Tobacco Settlement Revenue), 5.00%, 6/1/17	1,500,000	1,714,710
Alabama 21st Century Authority Rev., Series 2012 A, (Tobacco Settlement Revenue), 5.00%, 6/1/19	4,510,000	5,316,884
East Central Industrial Development Authority Rev., 5.25%, 9/1/13 (Ambac)	810,000	813,216
		8,991,327
ALASKA†
Aleutians East Borough Project Rev., (Aleutian Pribilof Islands, Inc.), 5.00%, 6/1/20 (ACA)	1,875,000	1,900,519
ARIZONA — 2.1%
Arizona Board of Regents COP, Series 2006 A, (University of Arizona), 5.00%, 6/1/18 (Ambac)	1,935,000	2,167,452
Arizona Department of Transportation State Highway Fund Rev., Series 2011 A, (Sub Highway Revenue), 5.00%, 7/1/22	12,400,000	14,963,452
Arizona Health Facilities Authority Rev., Series 2007 B, (Banner Health), VRN, 1.00%, 7/1/13	7,500,000	7,123,650
Arizona Health Facilities Authority Rev., Series 2008 D, (Banner Health), 5.00%, 1/1/15	3,000,000	3,219,810
Arizona Tourism & Sports Authority Rev., (Baseball Training Facilities), 5.00%, 7/1/13	1,880,000	1,885,339
Arizona Tourism & Sports Authority Rev., Series 2003 A, (Multipurpose Stadium Facility), 5.25%, 7/1/13, Prerefunded at 100% of Par (NATL-RE)(1)	2,000,000	2,008,380
Arizona Transportation Board Rev., 4.00%, 7/1/15	6,500,000	7,001,215
Arizona Water Infrastructure Finance Authority Rev., Series 2010 A, 5.00%, 10/1/18	3,000,000	3,607,830
City of Mesa Excise Tax Rev., 5.00%, 7/1/27	2,000,000	2,224,880
Mohave County Industrial Development Authority Correctional Facilities Contract Rev., (Mohave Prison, LLC Expansion), 8.00%, 5/1/25	5,000,000	6,339,700
Mohave County Industrial Development Authority Rev., Series 2004 A, (Mohave Prison), 5.00%, 4/1/14 (XLCA)(1)	1,655,000	1,719,760
Navajo County Pollution Control Corp. Rev., Series 2009 A, VRDN, 1.25%, 6/1/14	6,500,000	6,537,440
Navajo County Unified School District No. 20 Rev., Series 2006 A, 5.00%, 7/1/17 (NATL-RE)	1,815,000	2,065,307
Phoenix Civic Improvement Corp. Airport Rev., Series 2010 A, (Junior Lien), 5.00%, 7/1/40	3,000,000	3,216,810
Phoenix Civic Improvement Corp. Wastewater System Rev., (Senior Lien), 5.50%, 7/1/24	1,750,000	2,093,682
Phoenix GO, Series 1995 A, 6.25%, 7/1/17	1,070,000	1,301,409
Phoenix Industrial Development Authority Government Office Lease Rev., (Capitol Mall LLC), 5.00%, 9/15/26 (Ambac)	1,750,000	1,799,928
Pima County Metropolitan Domestic Water Improvement District Rev., 5.25%, 7/1/18 (Ambac)(1)	1,065,000	1,282,931
Pima County Metropolitan Domestic Water Improvement District Rev., 5.25%, 7/1/18 (Ambac)	645,000	752,805
Pima County Metropolitan Domestic Water Improvement District Rev., 5.25%, 7/1/19 (Ambac)(1)	1,120,000	1,372,829
Pima County Metropolitan Domestic Water Improvement District Rev., 5.25%, 7/1/19 (Ambac)	680,000	802,584

Principal Amount	Value

Pinal County Apache Junction Unified School District No. 43 GO, Series 2006 B, (School Improvements), 5.00%, 7/1/16, Prerefunded at 100% of Par (FGIC)(1)	$775,000	$880,423
Queen Creek Improvement District No. 1 Special Assessment Rev., 5.00%, 1/1/16	1,000,000	1,003,860
Salt River Project Agricultural Improvement & Power District Rev., Series 2009 A, (Electric System Distribution), 5.00%, 1/1/39	4,060,000	4,523,936
Salt River Project Agricultural Improvement & Power District Rev., Series 2008 A, (Electric System Distribution), 5.00%, 1/1/38	4,900,000	5,489,274
		85,384,686
ARKANSAS — 0.1%
Valdez Marine Terminal Rev., Series 2003 C, (BP Pipelines, Inc.), 5.00%, 1/1/21 (GA: BP PLC)	3,400,000	4,060,212
CALIFORNIA — 18.0%
Bay Area Toll Authority Toll Bridge Rev., (San Francisco Bay Area), 5.00%, 4/1/26	4,900,000	5,759,264
Bay Area Toll Authority Toll Bridge Rev., Series 2006 C4, (San Francisco Bay Area), VRDN, 1.45%, 8/1/17	5,975,000	6,061,458
Bay Area Toll Authority Toll Bridge Rev., Series 2006 F, (San Francisco Bay Area), 5.00%, 4/1/16, Prerefunded at 100% of Par(1)	11,780,000	13,262,277
Bay Area Toll Authority Toll Bridge Rev., Series 2007 A1, (San Francisco Bay Area), VRDN, 0.82%, 6/6/13	2,175,000	2,192,161
Bay Area Toll Authority Toll Bridge Rev., Series 2008 G1, (San Francisco Bay Area), VRDN, 1.22%, 6/6/13	3,750,000	3,790,575
California Department of Water Resources Power Supply Rev., Series 2005 F5, 5.00%, 5/1/22	6,215,000	7,244,888
California Department of Water Resources Power Supply Rev., Series 2005 G4, 5.00%, 5/1/16	2,450,000	2,769,725
California Department of Water Resources Power Supply Rev., Series 2008 AE, (Central Valley) 5.00%, 12/1/22	3,000,000	3,527,100
California Department of Water Resources Power Supply Rev., Series 2010 L, 5.00%, 5/1/16	5,000,000	5,652,500
California Department of Water Resources Power Supply Rev., Series 2010 L, 5.00%, 5/1/19	5,000,000	6,045,650
California Department of Water Resources Power Supply Rev., Series 2010 M, 5.00%, 5/1/15	3,750,000	4,085,962
California Economic Recovery GO, Series 2009 A, 5.00%, 7/1/18	3,890,000	4,623,226
California Economic Recovery GO, Series 2009 A, 4.60%, 7/1/19	4,320,000	5,106,931
California Economic Recovery GO, Series 2009 A, 5.00%, 7/1/20	12,160,000	14,446,566
California Economic Recovery GO, Series 2009 B, VRDN, 5.00%, 7/1/14	35,000,000	36,764,000
California Educational Facilities Authority Rev., Series 2009 A, (Pomona College), 5.00%, 1/1/24	3,500,000	4,007,255
California GO, 5.00%, 3/1/15	6,500,000	7,014,020
California GO, 5.00%, 5/1/15	6,000,000	6,515,400
California GO, 5.00%, 9/1/16	8,435,000	9,571,532
California GO, 5.00%, 9/1/16	5,000,000	5,673,700
California GO, 5.00%, 10/1/16	10,000,000	11,378,600
California GO, 5.00%, 10/1/17	8,000,000	9,353,600
California GO, 5.00%, 10/1/18	10,000,000	11,917,400
California GO, 5.25%, 9/1/23	25,000,000	30,057,500
California GO, 5.00%, 9/1/24	10,000,000	11,845,600
California GO, 5.00%, 2/1/27	10,000,000	11,516,700
California GO, 5.00%, 2/1/28	10,000,000	11,454,700
California GO, 5.00%, 10/1/29	9,000,000	9,959,670
California GO, 5.75%, 4/1/31	16,630,000	19,354,825
California GO, 5.00%, 6/1/32	11,805,000	12,706,194
California GO, 5.00%, 11/1/32	2,785,000	3,015,904
California GO, 6.00%, 4/1/38	5,000,000	5,924,850

Principal Amount	Value

California GO, 5.50%, 11/1/39	$10,000,000	$11,527,900
California GO, Series 2012 B, VRN, 1.02%, 6/6/13	4,000,000	4,026,000
California GO, Series 2012 B, VRN, 1.12%, 6/6/13	1,600,000	1,614,528
California GO, Series 2012 B, VRN, 1.27%, 6/6/13	1,920,000	1,953,005
California Health Facilities Financing Authority Rev., Series 2008 A, (Lucile Salter Packard Children’s Hospital), VRDN, 1.45%, 3/15/17	1,500,000	1,525,395
California Health Facilities Financing Authority Rev., Series 2008 B, (Lucile Salter Packard Children’s Hospital), VRDN, 1.45%, 3/15/17	2,200,000	2,237,246
California Health Facilities Financing Authority Rev., Series 2008 C, (Lucile Salter Packard Children’s Hospital), VRDN, 1.45%, 3/15/17	1,500,000	1,525,395
California Health Facilities Financing Authority Rev., Series 2008 C, (Providence Health & Services), 6.50%, 10/1/18, Prerefunded at 100% of Par(1)	35,000	44,769
California Health Facilities Financing Authority Rev., Series 2008 C, (Providence Health & Services), 6.50%, 10/1/38	2,090,000	2,508,084
California Health Facilities Financing Authority Rev., Series 2008 I, (Catholic Healthcare West), 5.125%, 7/1/22	3,835,000	4,172,825
California Health Facilities Financing Authority Rev., Series 2009 A, (Adventist Health System West), 5.75%, 9/1/39	2,500,000	2,872,900
California Health Facilities Financing Authority Rev., Series 2009 A, (Catholic Healthcare West), 5.50%, 7/1/22	5,000,000	5,880,150
California Health Facilities Financing Authority Rev., Series 2009 A, (Children’s Hospital of Orange County), 6.50%, 11/1/38	10,000,000	12,077,400
California Health Facilities Financing Authority Rev., Series 2011 D, (Sutter Health), 5.00%, 8/15/19	1,900,000	2,302,211
California Health Facilities Financing Authority Rev., Series 2011 D, (Sutter Health), 5.00%, 8/15/24	1,250,000	1,477,450
California Infrastructure & Economic Development Bank Rev., Series 2003 A, (Bay Area Toll Bridge), (First Lien), 5.00%, 7/1/26 (FGIC)(1)	4,825,000	6,210,788
California Municipal Finance Authority Rev., (Emerson College), 5.00%, 1/1/28	5,290,000	5,904,910
California Municipal Finance Authority Rev., Series 2010 A, (University of La Verne), 6.25%, 6/1/40	1,500,000	1,694,040
California Municipal Finance Authority COP, (Community Hospitals of Central California Obligated Group), 5.50%, 2/1/39	1,450,000	1,545,222
California Public Works Board Lease Rev., Series 2009 A, (Department of General Services – Building 8 & 9), 6.25%, 4/1/34	4,000,000	4,808,720
California Public Works Board Lease Rev., Series 2009 G1, (Various Capital Projects), 5.00%, 10/1/16	10,000,000	11,360,900
California Public Works Board Lease Rev., Series 2009 I1, (Various Capital Projects), 5.375%, 11/1/22	8,000,000	9,473,520
California Public Works Board Lease Rev., Series 2012 A, (Various Capital Projects), 5.00%, 4/1/22	6,600,000	7,821,396
California Public Works Board Lease Rev., Series 2012 A, (Various Capital Projects), 5.00%, 4/1/23	11,250,000	13,155,525
California Public Works Board Lease Rev., Series 2012 A, (Various Capital Projects), 5.00%, 4/1/24	11,500,000	13,239,030
California Public Works Board Lease Rev., Series 2012 A, (Various Capital Projects), 5.00%, 4/1/25	5,000,000	5,667,050
California Rev., Series 2012 A-2, 2.50%, 6/20/13	32,000,000	32,040,320
California State University Rev., Series 2011 A, (Systemwide), 5.00%, 11/1/15	3,315,000	3,678,954

Principal Amount	Value

California Statewide Communities Development Authority Rev., (Proposition 1A Receivables), 5.00%, 6/15/13	$26,245,000	$26,293,816
California Statewide Communities Development Authority Rev., Series 2001 B, (Kaiser Permanente), VRDN, 3.90%, 7/1/14	2,000,000	2,061,340
California Statewide Communities Development Authority Rev., Series 2002 C, (Kaiser Permanente), VRDN, 5.00%, 11/1/17	2,400,000	2,771,664
California Statewide Communities Development Authority Rev., Series 2009 A, (Kaiser Permanente), 5.00%, 4/1/16	8,000,000	8,975,360
California Statewide Communities Development Authority Rev., Series 2009 E2, (Kaiser Permanente), VRDN, 5.00%, 5/1/17	2,200,000	2,540,692
California Statewide Communities Development Authority Rev., Series 2012 B, (Kaiser Permanente), VRDN, 1.07%, 6/6/13	5,000,000	5,037,900
California Statewide Communities Development Authority Water & Waste Rev., Series 2004 A, (Pooled Financing Program), 5.25%, 10/1/13, Prerefunded at 101% of Par (AGM)(1)	430,000	441,593
California Statewide Communities Development Authority Water & Waste Rev., Series 2004 A, (Pooled Financing Program), 5.25%, 10/1/13, Partially Prerefunded at 101% of Par (AGM)(1)	1,570,000	1,608,905
Chula Vista Rev., Series 2006 A, (San Diego Gas and Electric), 1.65%, 7/1/18	7,605,000	7,683,331
Foothill-De Anza Community College District GO, Series 2007 B, 5.00%, 8/1/17 (Ambac)	3,210,000	3,520,246
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Capital Appreciation, 5.875%, 1/15/27	5,000,000	5,116,300
Golden State Tobacco Securitization Corp. Rev., Series 2007 A1, 5.00%, 6/1/15	5,000,000	5,385,750
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2013 A, 5.00%, 6/1/30	1,650,000	1,825,758
Hesperia Unified School District COP, (2007 Capital Improvement), 5.00%, 2/1/17 (Ambac)	670,000	734,742
Los Angeles Community College District GO, Series 2008 E1, (Election of 2001), 5.00%, 8/1/20	2,250,000	2,638,530
Los Angeles County COP, (Disney Concert Hall), 5.00%, 9/1/20	900,000	1,072,071
Los Angeles County COP, (Disney Concert Hall), 5.00%, 9/1/21	1,250,000	1,491,363
Los Angeles Department of Water & Power Rev., Series 2011 A, (Power System), 5.00%, 7/1/14	5,000,000	5,260,400
Los Angeles Department of Water & Power Rev., Series 2012 C, (Power System), 4.00%, 1/1/16	25,000,000	27,005,750
Los Angeles Department of Water & Power Waterworks Rev., Series 2009 B, 5.00%, 7/1/20	5,000,000	6,039,350
Los Angeles Department of Water & Power Waterworks Rev., Series 2011 A, 4.00%, 7/1/17	100,000	112,659
Los Angeles Department of Water & Power Waterworks Rev., Series 2011 A, 5.00%, 7/1/18	500,000	596,565
Los Angeles Department of Water & Power Waterworks Rev., Series 2011 A, 5.00%, 7/1/19	250,000	301,745
Los Angeles Department of Water & Power Waterworks Rev., Series 2011 A, 5.00%, 7/1/20	1,000,000	1,218,980
Los Angeles Department of Water & Power Waterworks Rev., Series 2011 A, 5.00%, 7/1/21	500,000	609,980

Principal Amount	Value

Los Angeles Department of Water & Power Waterworks Rev., Series 2011 A, 5.00%, 7/1/21	$10,000,000	$12,283,500
Los Angeles Unified School District GO, Series 2009 D, 5.00%, 7/1/18	2,300,000	2,748,569
Los Angeles Unified School District GO, Series 2009 D, 5.00%, 7/1/20	6,065,000	7,306,505
Los Angeles Unified School District GO, Series 2009 I, 5.00%, 7/1/21	6,520,000	7,764,798
Los Angeles Unified School District GO, Series 2011 A1, 5.00%, 7/1/18	3,205,000	3,830,071
Los Angeles Unified School District GO, Series 2011 A2, 5.00%, 7/1/21	10,070,000	12,420,338
Manteca Unified School District GO, 5.25%, 8/1/14, Prerefunded at 100% of Par (AGM)(1)	2,200,000	2,327,204
Metropolitan Water District of Southern California Rev., Series 2009 C, 5.00%, 7/1/35	2,300,000	2,613,122
Metropolitan Water District of Southern California Rev., Series 2011 A2, VRDN, 0.27%, 6/6/13	5,000,000	4,999,950
Northern California Power Agency Rev., Series 2008 C, (Hydroelectric Project Number One), 5.00%, 7/1/19 (AGC)	2,300,000	2,684,008
Northern California Power Agency Rev., Series 2008 C, (Hydroelectric Project Number One), 5.00%, 7/1/20 (AGC)	2,500,000	2,904,675
Northern California Power Agency Rev., Series 2008 C, (Hydroelectric Project Number One), 5.00%, 7/1/21 (AGC)	5,000,000	5,796,100
Northern California Power Agency Rev., Series 2010 A, 5.00%, 7/1/16	1,000,000	1,130,610
Northern California Power Agency Rev., Series 2010 A, 5.00%, 7/1/17	1,500,000	1,735,905
Palomar Pomerado Health Care District COP, 6.00%, 11/1/41	5,735,000	6,180,323
Plumas Unified School District GO, 5.25%, 8/1/20 (AGM)	1,000,000	1,195,130
Poway Unified School District Rev., Capital Appreciation, (School Facilities Improvement), 0.00%, 8/1/41(3)	4,610,000	1,163,887
San Bernardino Community College District GO, Series 2008 A, (Election of 2002), 6.25%, 8/1/18, Prerefunded at 100% of Par(1)	4,700,000	5,950,482
San Buenaventura Rev., (Community Memorial Health System), 7.50%, 12/1/41	3,950,000	4,812,127
San Diego County Water Authority Rev., Series 2011 S1, (Subordinate Lien), 5.00%, 7/1/16	5,555,000	6,274,428
San Diego Public Facilities Financing Sewer Authority Rev., Series 2010 A, 5.25%, 5/15/24	6,600,000	7,852,548
San Diego Public Facilities Financing Water Authority Rev., Series 2010 A, 5.00%, 8/1/22	2,000,000	2,393,540
San Diego Public Facilities Financing Water Authority Rev., Series 2010 A, 5.00%, 8/1/23	3,000,000	3,585,360
San Francisco City and County Airports Commission Rev., Series 2008-34F 5.00%, 5/1/17 (AGC)	4,140,000	4,804,843
San Marcos Public Facilities Authority Tax Allocation Rev., Series 2006 A, (Project Area No. 3), 5.00%, 8/1/20 (Ambac)	1,525,000	1,609,836
Southern California Public Power Authority Rev., Series 2008 A, (Southern Transmission), 5.00%, 7/1/22	2,875,000	3,332,758
Tuolumne Wind Project Authority Rev., Series 2009 A, 5.625%, 1/1/29	2,800,000	3,274,740
Twin Rivers Unified School District COP, (Facility Bridge Program), VRDN, 3.20%, 6/1/13 (AGM)	6,250,000	6,207,062

Principal Amount	Value

Twin Rivers Unified School District COP, (School Facilities Bridge Funding Program), VRDN, 3.50%, 6/3/13 (AGM)	$10,000,000	$10,000,000
		734,472,575
COLORADO — 1.9%
Aurora Hospital Rev., (Children’s Hospital Association), 5.00%, 12/1/40	1,250,000	1,349,813
Colorado Department of Transportation Rev., (Transportation Revenue Anticipation Notes), 5.00%, 12/15/16	5,000,000	5,755,950
Colorado Educational & Cultural Facilities Authority Rev., (Northwest Nazarene University Facilities), 4.60%, 11/1/16	760,000	761,383
Colorado Health Facilities Authority Rev., (Catholic Health Initiatives), 6.00%, 10/1/23	1,500,000	1,801,095
Colorado Health Facilities Authority Rev., Series 2006 B, (Longmont Unified Hospital), 5.00%, 12/1/20 (Radian)	1,000,000	1,051,810
Colorado Water Resources & Power Development Authority Rev., Series 2000 A, 6.25%, 9/1/16	50,000	50,251
Denver City and County Airport Rev., Series 2010 A, 5.00%, 11/15/21	2,500,000	2,973,250
Denver City and County Airport Rev., Series 2012 B, 5.00%, 11/15/25	9,750,000	11,495,542
E-470 Public Highway Authority Rev., Series 2011 A, VRN, 2.84%, 6/6/13	3,000,000	3,011,460
Regional Transportation District Rev., Series 2012 A, (Fastracks Project), 5.00%, 11/1/25	9,800,000	11,718,350
Regional Transportation District Rev., Series 2012 A, (Fastracks Project), 5.00%, 11/1/26	9,800,000	11,625,544
Regional Transportation District COP, Series 2010 A, 5.50%, 6/1/21	2,000,000	2,385,280
Regional Transportation District Private Activity Rev., (Denver Transit Partners), 5.25%, 7/15/19	3,600,000	4,152,204
Regional Transportation District Private Activity Rev., (Denver Transit Partners), 5.25%, 1/15/20	4,835,000	5,600,042
Regional Transportation District Private Activity Rev., (Denver Transit Partners), 5.00%, 7/15/20	2,895,000	3,323,692
Regional Transportation District Private Activity Rev., (Denver Transit Partners), 5.00%, 1/15/21	1,400,000	1,590,848
Regional Transportation District Private Activity Rev., (Denver Transit Partners), 5.00%, 7/15/21	1,400,000	1,585,094
Regional Transportation District Private Activity Rev., (Denver Transit Partners), 5.00%, 1/15/22	1,400,000	1,572,690
Regional Transportation District Private Activity Rev., (Denver Transit Partners), 5.00%, 7/15/22	1,500,000	1,679,955
Regional Transportation District Private Activity Rev., (Denver Transit Partners), 6.00%, 1/15/41	1,000,000	1,139,750
University of Colorado Enterprise System Rev., Series 2009 A, 5.25%, 6/1/30	1,200,000	1,393,320
		76,017,323
CONNECTICUT — 2.7%
Bridgeport GO, Series 2004 A, 5.25%, 8/15/14, Prerefunded at 100% of Par (NATL-RE)(1)	2,150,000	2,279,452
Connecticut Economic Recovery GO, Series 2009 A, 5.00%, 1/1/14	3,900,000	4,009,902
Connecticut GO, Series 2001 C, 5.50%, 12/15/13 (NATL-RE-IBC)	4,000,000	4,115,360
Connecticut GO, Series 2004 D, 5.00%, 12/1/14 (NATL-RE)	5,000,000	5,354,050
Connecticut GO, Series 2005 A, VRDN, 0.82%, 6/6/13	5,000,000	5,025,500
Connecticut GO, Series 2006 C, 5.00%, 6/1/14	5,000,000	5,238,850

Principal Amount	Value

Connecticut GO, Series 2006 D, 5.00%, 11/1/15	$1,595,000	$1,770,099
Connecticut GO, Series 2009 A, 5.00%, 1/1/16	8,375,000	9,319,281
Connecticut GO, Series 2012 A, VRDN, 0.34%, 6/6/13	7,500,000	7,513,725
Connecticut GO, Series 2012 A, VRDN, 0.52%, 6/6/13	4,500,000	4,511,205
Connecticut GO, Series 2012 A, VRDN, 0.65%, 6/6/13	4,300,000	4,324,725
Connecticut GO, Series 2012 A, VRDN, 0.80%, 6/6/13	4,000,000	4,019,240
Connecticut GO, Series 2012 A, VRDN, 1.00%, 6/6/13	4,500,000	4,523,895
Connecticut GO, Series 2012 A, VRDN, 1.22%, 6/6/13	5,500,000	5,608,845
Connecticut GO, Series 2012 A, VRDN, 1.37%, 6/6/13	7,000,000	7,133,910
Connecticut Health & Educational Facilities Authority Rev., Series 1999 G (Ascension Health Center), VRDN, 1.55%, 2/1/17	3,315,000	3,392,936
Connecticut Health & Educational Facilities Authority Rev., Series 2007 I, (Quinnipiac University), 5.00%, 7/1/16 (NATL-RE)	2,660,000	2,963,346
Connecticut Health & Educational Facilities Authority Rev., Series 2010 A3, (Yale University), VRDN, 0.875%, 2/8/18	27,600,000	27,493,188
		108,597,509
DISTRICT OF COLUMBIA — 1.3%
District of Columbia Rev., Series 2010 A, (Income Tax Secured), 5.00%, 12/1/19	5,000,000	6,055,200
District of Columbia Rev., Series 2011 B, (Income Tax Secured), VRN, 0.42%, 6/6/13	14,970,000	14,980,479
District of Columbia Rev., Series 2012 A, (Income Tax Secured), 5.00%, 12/1/16	1,200,000	1,381,464
District of Columbia Rev., Series 2012 A, (Income Tax Secured), 5.00%, 12/1/17	5,000,000	5,898,600
District of Columbia Rev., Series 2012 C, (Income Tax Secured), 4.00%, 12/1/15	4,500,000	4,899,600
District of Columbia Rev., Series 2012 C, (Income Tax Secured), 4.00%, 12/1/16	3,000,000	3,348,870
District of Columbia Water & Sewer Authority Public Utility Rev., Series 2008 A, (Subordinated Lien) 5.00%, 10/1/34 (AGC)	1,200,000	1,367,076
District of Columbia Water & Sewer Authority Public Utility Rev., Series 2012 B1, VRDN, 0.60%, 6/6/13	2,500,000	2,502,250
Metropolitan Washington Airports Authority Rev., Series 2009 A, (First Senior Lien), 5.00%, 10/1/39	5,000,000	5,468,550
Washington Metropolitan Area Transit Authority Rev., Series 2009 A, 5.00%, 7/1/17	4,600,000	5,319,440
		51,221,529
FLORIDA — 6.7%
Broward County Airport System Rev., Series 2012 Q-1, 5.00%, 10/1/24	2,650,000	3,077,975
Broward County Airport System Rev., Series 2012 Q-1, 5.00%, 10/1/25	1,000,000	1,153,360
Broward County Airport System Rev., Series 2012 Q-1, 5.00%, 10/1/26	1,000,000	1,148,550
Broward County School Board COP, Series 2012 A, 5.00%, 7/1/26	11,800,000	13,452,590
Citizens Property Insurance Corp. Rev., Series 2009 A1, (Senior Secured), 5.50%, 6/1/17	3,625,000	4,227,801
Citizens Property Insurance Corp. Rev., Series 2009 A1, (Senior Secured), 5.50%, 6/1/16 (AGC)	9,450,000	10,774,323
Citizens Property Insurance Corp. Rev., Series 2009 A1, (Senior Secured), 6.00%, 6/1/17	2,500,000	2,962,225
Citizens Property Insurance Corp. Rev., Series 2010 A1, (Second High Risk Notes), 5.25%, 6/1/17	5,800,000	6,708,048
Citizens Property Insurance Corp. Rev., Series 2011 A1, (Senior Secured), 5.00%, 6/1/16	3,000,000	3,366,510
Citizens Property Insurance Corp. Rev., Series 2011 A1, (Senior Secured), 5.00%, 6/1/18	4,440,000	5,173,710

Principal Amount	Value

Citizens Property Insurance Corp. Rev., Series 2012 A1, (Senior Secured), 5.00%, 6/1/17	$4,260,000	$4,885,496
Citizens Property Insurance Corp. Rev., Series 2012 A1, (Senior Secured), 5.00%, 6/1/18	9,700,000	11,302,925
Florida Board of Public Education GO, Series 2011 B, (Capital Outlay of 2011), 5.00%, 6/1/18	7,250,000	8,624,600
Florida Hurricane Catastrophe Fund Finance Corp. Rev., Series 2008 A, 5.00%, 7/1/13	10,000,000	10,040,400
Florida Municipal Power Agency Rev., Series 2008 C, (All Requirements Supply), VRDN, 0.12%, 6/3/13 (LOC: Bank of America N.A.)	35,300,000	35,300,000
Florida Municipal Power Agency Rev., Series 2009 A, (All Requirements Power), 5.25%, 10/1/20	2,000,000	2,373,020
Florida Municipal Power Agency Rev., Series 2009 A, (All Requirements Power), 5.25%, 10/1/21	3,470,000	4,048,831
Florida State Board of Education GO, Series 2013 A, 5.00%, 6/1/22	10,000,000	12,288,900
Halifax Hospital Medical Center Rev., Series 2006 A, 5.25%, 6/1/16	1,000,000	1,118,460
Halifax Hospital Medical Center Rev., Series 2006 A, 5.25%, 6/1/18	575,000	635,260
Halifax Hospital Medical Center Rev., Series 2006 B1, 5.50%, 6/1/38 (AGM)	1,000,000	1,061,090
Halifax Hospital Medical Center Rev., Series 2006 B2, 5.375%, 6/1/31 (AGM)	2,000,000	2,155,900
Indian River County Rev., (Spring Training Facility), 5.25%, 4/1/15 (NATL-RE/FGIC)	1,235,000	1,240,002
JEA Electric System Rev., Series 2009 A, 5.50%, 10/1/39	10,000,000	10,337,900
JEA Electric System Rev., Series 2013 A, 5.00%, 10/1/15	3,000,000	3,316,470
JEA Electric System Rev., Series 2013 A, 5.00%, 10/1/17	1,810,000	2,120,886
JEA Electric System Rev., Series 2013 A, 5.00%, 10/1/20	5,945,000	7,259,974
JEA Electric System Rev., Series 2013 A, 5.00%, 10/1/21	3,115,000	3,824,940
JEA Electric System Rev., Series 2013 A, 5.00%, 10/1/22	1,750,000	2,150,155
JEA Electric System Rev., Series 2013 A, 5.00%, 10/1/23	1,500,000	1,826,430
Lee County School Board COP, Series 2012 B, 5.00%, 8/1/17	3,170,000	3,649,050
Miami Beach Health Facilities Authority Rev., (Mount Sinai Medical Center), 3.00%, 11/15/14	1,200,000	1,231,332
Miami Parking Facilities Rev., 5.25%, 10/1/15 (NATL-RE)	650,000	694,967
Miami-Dade County Rev., Series 2012 B, 5.00%, 10/1/37	900,000	980,091
Miami-Dade County Aviation Department Rev., Series 2007 D, (Miami International Airport), 5.25%, 10/1/26 (AGM)	4,650,000	5,363,775
Miami-Dade County Aviation Department Rev., Series 2010 B, 5.00%, 10/1/41	3,000,000	3,271,470
Miami-Dade County Transit Sales Surtax Rev., (Sales Tax), 5.00%, 7/1/42	6,175,000	6,707,408
Orange County School Board COP, Series 2012 B, 5.00%, 8/1/26	8,000,000	9,199,920
Orange County School Board COP, Series 2012 B, 5.00%, 8/1/27	6,500,000	7,435,870
Orlando & Orange County Expressway Authority Rev., Series 2010 A, 5.00%, 7/1/40	3,000,000	3,240,000
Orlando Utilities Commission System Rev., Series 2009 B, 5.00%, 10/1/33	2,000,000	2,313,840
Orlando Utilities Commission System Rev., Series 2011 C, 5.00%, 10/1/19	1,500,000	1,817,550
Orlando Utilities Commission System Rev., Series 2011 C, 5.00%, 10/1/20	5,000,000	6,100,200

Principal Amount	Value

Orlando Utilities Commission System Rev., Series 2011 C, 5.00%, 10/1/21	$4,745,000	$5,816,231
Orlando Utilities Commission System Rev., Series 2011 C, 5.00%, 10/1/22	1,750,000	2,152,220
Orlando Utilities Commission Water & Electric Rev., Series 1989 D, 6.75%, 10/1/17(1)	760,000	870,740
Palm Beach County Health Facilities Authority Rev., Series 2010 A, (Bethesda Healthcare System), 5.25%, 7/1/40 (AGM)	5,850,000	6,254,176
Palm Beach County School Board COP, Series 2011 A, VRDN, 5.00%, 8/1/16	7,000,000	7,888,090
Putnam County Development Authority Pollution Control Rev., Series 2007 B, (Seminole Electric Cooperative, Inc.), VRDN, 5.35%, 5/1/18 (Ambac)	1,500,000	1,752,345
South Lake County Hospital District Rev., Series 2010 A, (South Lake Hospital), 6.25%, 4/1/39	3,250,000	3,671,070
St. Petersburg Health Facilities Authority Rev., Series 2009 A, (All Children’s Health Facilities), 6.50%, 11/15/39	4,700,000	5,503,888
Sunrise Florida Utilities System Rev., 5.20%, 10/1/20, Prerefunded at 100% of Par (Ambac)(1)	430,000	529,708
Sunrise Florida Utilities System Rev., 5.20%, 10/1/22 (Ambac)	570,000	641,826
Tampa Bay Water Regional Water Supply Authority Utility System Rev., Series 2011 A, 5.00%, 10/1/16	3,600,000	4,109,724
Tampa Bay Water Regional Water Supply Authority Utility System Rev., Series 2011 A, 5.00%, 10/1/17	3,000,000	3,514,230
Tampa Guaranteed Entitlement Rev., 6.00%, 10/1/18 (Ambac)	270,000	296,571
Tampa Water & Sewer Rev., 6.00%, 10/1/17 (AGM)	1,000,000	1,213,280
		274,176,303
GEORGIA — 2.7%
Athens-Clarke County Unified Government Water & Sewer Rev., 5.625%, 1/1/28	1,200,000	1,438,884
Atlanta Rev., Series 2009 A, 6.00%, 11/1/27	5,000,000	6,066,100
Atlanta Rev., Series 2009 A, 6.00%, 11/1/28	3,000,000	3,633,690
Burke County Development Authority Rev., (Georgia Power Co. Plant Vogtle Project), VRDN, 1.75%, 6/1/17	5,000,000	5,120,250
Burke County Development Authority Rev., (Georgia Power Co. Plant Vogtle Project), VRDN, 1.75%, 6/1/17	5,000,000	5,120,250
DeKalb County Hospital Authority Rev., (DeKalb Medical Center, Inc.), 6.125%, 9/1/40	2,450,000	2,827,153
Floyd County Development Authority Rev., (Power Company Plant Hammond), VRDN, 0.85%, 11/19/15	2,300,000	2,313,202
Georgia GO, Series 2009 G, 5.00%, 11/1/16	2,000,000	2,301,160
Georgia GO, Series 2009 I, 5.00%, 7/1/16	10,000,000	11,373,500
Georgia GO, Series 2013 C, 5.00%, 10/1/20	18,485,000	22,853,006
Georgia Municipal Electric Authority Rev., Series 2008 A, (Project 1), 5.25%, 1/1/17	5,000,000	5,745,150
Georgia Municipal Electric Authority Rev., Series 2008 D, (Project 1), 5.50%, 1/1/26	4,800,000	5,634,624
Georgia Road & Tollway Authority Rev., Series 2008 A, (Federal Highway Grant Anticipation Bonds), 5.00%, 6/1/16	6,350,000	7,147,433
Georgia Road & Tollway Authority Rev., Series 2009 A, (Federal Highway Grant Anticipation Bonds), 5.00%, 6/1/21	4,000,000	4,669,640
Marietta Development Authority Rev., (Life University, Inc.), 6.25%, 6/15/20	790,000	830,258
Metropolitan Atlanta Rapid Transit Authority Rev., Series 2000 A, VRDN, 0.37%, 6/6/13	10,000,000	10,000,200

Principal Amount	Value

Private Colleges & Universities Authority Rev., Series 2009 B, (Emory University), 5.00%, 9/1/35	$1,000,000	$1,132,040
Private Colleges & Universities Authority Rev., Series 2011 A, 5.00%, 9/1/16	10,000,000	11,408,600
		109,615,140
GUAM — 0.8%
Guam Government Business Privilege Tax GO, Series 2011 A, 5.00%, 1/1/27	3,185,000	3,565,289
Guam Government Business Privilege Tax GO, Series 2011 A, 5.25%, 1/1/36	2,000,000	2,205,260
Guam Government Department of Education COP, Series 2010 A, (John F. Kennedy High School), 6.875%, 12/1/40	1,500,000	1,659,060
Guam Government GO, Series 2009 A, 6.00%, 11/15/19	5,000,000	5,445,200
Guam Government GO, Series 2009 A, 6.75%, 11/15/29	13,320,000	14,785,866
Guam Power Authority Rev., Series 2012 A, 5.00%, 10/1/26 (AGM)	2,000,000	2,297,540
Guam Power Authority Rev., Series 2012 A, 5.00%, 10/1/27 (AGM)	1,000,000	1,139,870
		31,098,085
HAWAII — 0.7%
Hawaii GO, Series 2007 DJ 5.00%, 4/1/26 (Ambac)	5,000,000	5,625,550
Hawaii GO, Series 2010 DY, 5.00%, 2/1/15	1,000,000	1,077,810
Hawaii GO, Series EA, 5.00%, 12/1/23	10,000,000	12,092,400
Hawaii Pacific Health Rev., Series 2010 A, 5.50%, 7/1/40	2,500,000	2,717,200
Hawaii Pacific Health Special Purpose Rev., Series 2010 B, 5.75%, 7/1/40	800,000	890,016
Honolulu City and County GO, Series 2009 A, 5.00%, 4/1/21	3,000,000	3,548,850
Honolulu City and County Wastewater System Rev., Series 2012 A, (First Bond Resolution), 5.00%, 7/1/23	905,000	1,098,073
Honolulu City and County Wastewater System Rev., Series 2012 A, (First Bond Resolution), 5.00%, 7/1/26	1,555,000	1,840,669
		28,890,568
IDAHO — 0.1%
Idaho Health Facilities Authority Rev., (St. Luke’s Regional Medical Center), 5.00%, 7/1/35 (AGM)	250,000	269,515
Idaho Housing & Finance Association Rev., Series 2011 A, 5.00%, 7/15/29	3,000,000	3,366,330
		3,635,845
ILLINOIS — 4.1%
Bedford Park GO, Series 2004 A, 5.25%, 12/15/20 (AGM)	2,000,000	2,146,640
Bourbonnais Industrial Project Rev., (Olivet Nazarene University), 5.00%, 11/1/20	1,235,000	1,421,893
Chicago Board of Education GO, Series 2008 C, 5.25%, 12/1/23	5,000,000	5,639,450
Chicago Board of Education GO, Series 2010 F, 5.00%, 12/1/14	1,050,000	1,122,082
Chicago Board of Education GO, Series 2010 F, 5.00%, 12/1/15	1,250,000	1,385,637
Chicago Board of Education GO, Series 2010 F, 5.00%, 12/1/16	1,300,000	1,480,778
Chicago Metropolitan Water Reclamation District GO, Series 2007 C, 5.25%, 12/1/32	5,345,000	6,602,999
Chicago O’Hare International Airport Rev., Series 2005 B, 5.25%, 1/1/18 (NATL-RE)	5,000,000	5,879,600
Chicago O’Hare International Airport Rev., Series 2008 A, 5.00%, 1/1/14 (AGM)	4,000,000	4,112,480
Chicago O’Hare International Airport Rev., Series 2008 C, 4.00%, 1/1/17 (AGM)	600,000	662,862
Chicago O’Hare International Airport Rev., Series 2011 A, (Third Lien), 5.75%, 1/1/39	2,000,000	2,298,100
Chicago O’Hare International Airport Rev., Series 2011 B, (Third Lien), 5.00%, 1/1/16	1,000,000	1,109,480
Chicago O’Hare International Airport Rev., Series 2011 B, (Third Lien), 5.00%, 1/1/22	1,000,000	1,174,340

Principal Amount	Value

Chicago Wastewater Transmission Rev., (Second Lien), 5.00%, 1/1/42	$1,000,000	$1,086,780
Chicago Waterworks Rev., 5.00%, 11/1/42	2,300,000	2,523,376
Chicago Waterworks Rev., Series 2006 A, (Second Lien), 5.00%, 11/1/13 (Ambac)	1,015,000	1,035,209
Cicero GO, Series 2005 A, 5.25%, 1/1/20 (XLCA)	1,250,000	1,297,675
Cicero GO, Series 2005 A, 5.25%, 1/1/21 (XLCA)	1,000,000	1,034,830
Cook County GO, Series 2010 A, 5.25%, 11/15/22	5,000,000	5,876,050
Illinois Dedicated Tax Rev., (Civic Center), 6.25%, 12/15/20 (Ambac)	1,830,000	2,074,543
Illinois Educational Facilities Authority Rev., Series 2001 B1, (University of Chicago), VRDN, 1.10%, 2/15/18	3,875,000	3,910,185
Illinois Finance Authority Rev., (Central DuPage Health), 5.00%, 11/1/27	3,595,000	4,003,967
Illinois Finance Authority Rev., (Little Co. Mary Hospital Health), 5.375%, 8/15/40	1,000,000	1,075,510
Illinois Finance Authority Rev., Series 2008 D, (Advocate Health Care Network), 6.25%, 11/1/28	5,000,000	5,945,150
Illinois Finance Authority Rev., Series 2009 C, (Rush University Medical Center), 6.375%, 11/1/29	5,000,000	5,984,850
Illinois Finance Authority Rev., Series 2010 A, (Provena Health), 5.00%, 5/1/14	1,000,000	1,030,580
Illinois Finance Authority Rev., Series 2010 A, (Provena Health), 5.25%, 5/1/16	1,000,000	1,095,540
Illinois Finance Authority Rev., Series 2011 A, (Carle Foundation), 6.00%, 8/15/41	2,000,000	2,359,300
Illinois GO, 5.00%, 1/1/15	15,000,000	15,965,850
Illinois GO, 5.50%, 8/1/15 (NATL-RE)	1,795,000	1,971,233
Illinois GO, 5.00%, 1/1/17 (AGM)	9,800,000	11,015,886
Illinois GO, 4.00%, 9/1/17	5,000,000	5,493,550
Illinois GO, 5.00%, 1/1/20	1,000,000	1,136,240
Illinois GO, 5.00%, 8/1/23	5,000,000	5,658,450
Illinois GO, 5.00%, 8/1/24	2,000,000	2,224,440
Illinois GO, 5.00%, 3/1/37	900,000	937,809
Illinois Sales Tax Rev., 5.00%, 6/15/17	3,000,000	3,485,550
Illinois State Unemployment Insurance Fund Building Receipts Rev., Series 2012 A, 5.00%, 6/15/14	5,000,000	5,249,400
Illinois State Unemployment Insurance Fund Building Receipts Rev., Series 2012 A, 5.00%, 6/15/15	4,000,000	4,379,560
Illinois Toll Highway Authority Rev., Series 2010 A1, 5.00%, 1/1/25	5,000,000	5,733,100
Kane County Community Unit School District No. 304 GO, 6.20%, 1/1/15, Prerefunded at 100% of Par (AGM)(1)	930,000	1,015,904
Metropolitan Pier & Exposition Authority Rev., Series 2010 B2, (McCormick Place Expansion), 5.00%, 6/15/50	2,750,000	2,921,545
Railsplitter Tobacco Settlement Authority Rev., 5.00%, 6/1/17	6,000,000	6,834,720
Railsplitter Tobacco Settlement Authority Rev., 5.25%, 6/1/21	10,000,000	11,945,600
Regional Transportation Authority Rev., Series 1990 A, 7.20%, 11/1/20 (Ambac)	800,000	954,024
Southwestern Illinois Development Authority Rev., (Triad School District No. 2), 5.00%, 10/1/18 (NATL-RE)	1,000,000	1,095,310
University of Illinois COP, Series 2006 A, (Academic Facilities), 5.00%, 3/15/16 (Ambac)	3,270,000	3,560,834
		166,948,891
INDIANA — 0.8%
Hamilton Southeastern Consolidated School Building Corp. Rev., (Hamilton County), 4.25%, 7/15/20 (AGM)	1,000,000	1,078,190
Indiana Bond Bank Rev., Series 2006 A, 5.00%, 8/1/17 (AGM)	1,520,000	1,711,535
Indiana Bond Bank Rev., Series 2006 A, 5.00%, 8/1/18 (AGM)	1,600,000	1,808,160

Principal Amount	Value

Indiana Bond Bank Rev., Series 2006 A, 5.00%, 8/1/19 (AGM)	$1,680,000	$1,898,568
Indiana Finance Authority Lease Rev., Series 2008 A1, 5.00%, 11/1/16	5,000,000	5,701,450
Indiana Finance Authority Wastewater Utility Rev., Series 2011 A, (First Lien), 5.25%, 10/1/23	2,645,000	3,201,191
Indiana Finance Authority Wastewater Utility Rev., Series 2011 A, (First Lien), 5.25%, 10/1/24	3,025,000	3,631,422
Indiana Finance Authority Wastewater Utility Rev., Series 2011 A, (First Lien), 5.25%, 10/1/25	1,650,000	1,965,430
Indiana Health Facility Financing Authority Rev., Series 2011 A1, (Ascension Health Credit Group), VRDN, 1.50%, 8/1/14	3,500,000	3,541,965
Indiana Transportation Finance Authority Rev., Series 1990 A, 7.25%, 6/1/15	340,000	360,043
Indiana University Rev., Series 2011 U, 5.00%, 8/1/16	1,000,000	1,137,970
Indiana University Rev., Series 2011 U, 5.00%, 8/1/17	2,000,000	2,338,980
Indiana University Rev., Series 2011 U, 5.00%, 8/1/19	4,200,000	5,076,918
		33,451,822
IOWA — 0.2%
Iowa Rev., Series 2009 A, (I-Jobs Program), 5.00%, 6/1/22	2,500,000	2,972,100
Iowa Finance Authority Health Facilities Rev., Series 2006 A, (Development Care Initiatives), 5.25%, 7/1/13	1,485,000	1,488,831
Iowa Finance Authority Health Facilities Rev., Series 2006 A, (Development Care Initiatives), 5.25%, 7/1/14	1,950,000	2,011,152
Iowa Finance Authority Health Facilities Rev., Series 2006 A, (Development Care Initiatives), 5.25%, 7/1/16	1,690,000	1,816,632
Iowa Higher Education Loan Authority Rev., (Cornell College), VRDN, 0.14%, 6/3/13 (LOC: JPMorgan Chase Bank N.A.)	1,025,000	1,025,000
		9,313,715
KANSAS — 0.9%
Kansas State Department of Transportation Rev., Series 2009 A, 5.00%, 9/1/16	4,500,000	5,148,000
Kansas State Department of Transportation Highway Rev., Series 2012 A2, VRN, 0.35%, 6/6/13	24,500,000	24,532,585
Olathe Health Facilities Rev., Series 2010 B, (Olathe Medical Center), VRDN, 0.15%, 6/3/13 (LOC: Bank of America N.A.)	6,000,000	6,000,000
		35,680,585
KENTUCKY — 0.6%
Kentucky Asset/Liability Commission Agency Fund Rev., Series 2010 A, (Federal Highway Trust), 5.00%, 9/1/20	4,000,000	4,841,440
Kentucky Economic Development Finance Authority Rev., Series 2009 A, (Baptist Healthcare System), 5.375%, 8/15/24	3,000,000	3,468,690
Kentucky Economic Development Finance Authority Rev., Series 2009 A, (Baptist Healthcare System), 5.625%, 8/15/27	1,250,000	1,420,712
Kentucky State Property & Buildings Commission Rev., (Project No. 82), 5.25%, 10/1/16 (AGM)	4,600,000	5,276,016
Kentucky State Property & Buildings Commission Rev., Series 2011 A, (Project No. 100), 5.00%, 8/1/18	7,000,000	8,292,970
		23,299,828
LOUISIANA — 1.1%
Louisiana Gasoline & Fuels Tax Rev., Series 2013 B1, (Second Lien), VRDN, 0.61%, 7/1/13	7,500,000	7,500,750
Louisiana GO, Series 2010 A, 5.00%, 11/15/18	3,225,000	3,876,450
Louisiana GO, Series 2013 C, 5.00%, 7/15/25	3,000,000	3,638,160

Principal Amount	Value

Louisiana GO, Series 2013 C, 5.00%, 7/15/26	$4,215,000	$5,066,135
Louisiana Public Facilities Authority Rev., Series 2006 A, (Black & Gold Facilities), 4.00%, 7/1/13 (CIFG)	1,105,000	1,105,497
Louisiana Public Facilities Authority Rev., Series 2006 A, (Black & Gold Facilities), 5.00%, 7/1/15 (CIFG)	1,205,000	1,233,173
Louisiana Public Facilities Authority Rev., Series 2007 A, (Black & Gold Facilities), 5.00%, 7/1/22 (AGC)	1,465,000	1,575,915
New Orleans GO, 5.00%, 12/1/19	5,000,000	5,848,000
New Orleans GO, 5.00%, 12/1/20	4,000,000	4,693,920
New Orleans GO, 5.00%, 12/1/21	6,000,000	7,014,960
Regional Transit Authority Sales Tax Rev., 5.00%, 12/1/17 (AGM)	1,000,000	1,160,970
Regional Transit Authority Sales Tax Rev., 5.00%, 12/1/19 (AGM)	1,000,000	1,191,910
Regional Transit Authority Sales Tax Rev., 5.00%, 12/1/20 (AGM)	1,250,000	1,499,038
		45,404,878
MAINE†
Portland Airport Rev., 5.00%, 1/1/40 (AGM)	1,795,000	1,945,995
MARYLAND — 0.8%
Maryland Economic Development Corp. Rev., Series 2010 A, (Transportation Facilities), 5.75%, 6/1/35	1,000,000	1,132,320
Maryland GO, Series 2005 A, (Capital Improvement & Local Facilities), 5.25%, 2/15/15	10,000,000	10,845,900
Maryland GO, Series 2011 B, 5.00%, 8/1/19	5,000,000	6,100,050
Maryland GO, Series 2013 A, 5.00%, 3/1/23	10,000,000	12,073,400
Maryland Health & Higher Educational Facilities Authority Rev., (Lifebridge Health Issue), 5.00%, 7/1/13	1,215,000	1,219,787
Maryland Health & Higher Educational Facilities Authority Rev., Series 2008 A, (Johns Hopkins University), 5.25%, 7/1/38	1,645,000	1,899,597
		33,271,054
MASSACHUSETTS — 4.0%
Massachusetts Bay Transportation Authority Rev., Series 2008 A, (Assessment Bonds), 5.25%, 7/1/34	3,300,000	3,774,705
Massachusetts Development Finance Agency Rev., (Suffolk University), 5.125%, 7/1/40	1,750,000	1,865,342
Massachusetts Development Finance Agency Rev., Series 2007 C, (Wheelock College), 5.00%, 10/1/17	1,620,000	1,823,602
Massachusetts Development Finance Agency Rev., Series 2009 V2, (Boston University), 2.875%, 10/1/14	5,000,000	5,166,100
Massachusetts GO, Series 2006 D, (Consolidated Loan of 2002), 5.00%, 8/1/14	2,500,000	2,639,350
Massachusetts GO, Series 2011 A, 5.00%, 4/1/28	10,000,000	11,617,600
Massachusetts GO, Series 2011 B, (Consolidated Loan), 5.00%, 8/1/22	9,635,000	11,690,049
Massachusetts GO, Series 2012 A, VRN, 0.37%, 6/6/13	9,800,000	9,803,136
Massachusetts GO, Series 2013 A, 5.00%, 4/1/19	14,600,000	17,568,472
Massachusetts Health & Educational Facilities Authority Rev., Series 2008 A, (Massachusetts Institute of Technology), 5.00%, 7/1/14	5,000,000	5,262,100
Massachusetts Health & Educational Facilities Authority Rev., Series 2008 T3 (Northeastern University), VRDN, 2.70%, 2/20/14	8,500,000	8,632,770
Massachusetts Health & Educational Facilities Authority Rev., Series 2009 A, (Harvard University), 5.50%, 11/15/36(4)	6,800,000	8,063,372

Principal Amount	Value

Massachusetts Health & Educational Facilities Authority Rev., Series 2009 O, (Massachusetts Institute of Technology), 5.75%, 7/1/26	$10,000,000	$12,311,900
Massachusetts Health & Educational Facilities Authority Rev., Series 2010 C, (Massachusetts Eye and Ear Infirmary), 5.375%, 7/1/35	2,000,000	2,155,960
Massachusetts Health & Educational Facilities Authority Rev., Series 2010 G, (Umass Memorial), 5.00%, 7/1/20	1,500,000	1,702,935
Massachusetts Health & Educational Facilities Authority Rev., Series 2010 G, (Umass Memorial), 5.00%, 7/1/21	1,050,000	1,172,104
Massachusetts Municipal Wholesale Electric Co. Rev., Series 2012 A, 5.00%, 7/1/15	3,000,000	3,279,780
Massachusetts Port Authority Rev., Series 2012 B, 4.00%, 7/1/18	1,305,000	1,484,346
Massachusetts Port Authority Rev., Series 2012 B, 5.00%, 7/1/19	250,000	300,133
Massachusetts Port Authority Rev., Series 2012 B, 4.00%, 7/1/22	2,655,000	3,028,957
Massachusetts School Building Authority Sales Tax Rev., Series 2012 A, (Senior Lien), 5.00%, 8/15/30	7,750,000	9,018,907
Massachusetts School Building Authority Sales Tax Rev., Series 2012 B, 5.00%, 8/15/30	20,205,000	23,513,165
Massachusetts State Department of Transportation Metropolitan Highway Rev., Series 2010 B, (Metropolitan Senior), 5.00%, 1/1/23	1,000,000	1,155,130
Massachusetts State Department of Transportation Metropolitan Highway Rev., Series 2010 B, (Metropolitan Senior), 5.00%, 1/1/24	6,000,000	6,864,060
Massachusetts Water Resources Authority Rev., Series 2011 B, (Charlestown Navy Yard), 5.00%, 8/1/23	1,000,000	1,202,300
Massachusetts Water Resources Authority Rev., Series 2011 B, (Charlestown Navy Yard), 5.00%, 8/1/24	1,815,000	2,177,292
Massachusetts Water Resources Authority Rev., Series 2011 B, (Charlestown Navy Yard), 5.00%, 8/1/25	4,215,000	5,016,904
Massachusetts Water Resources Authority Rev., Series 2011 B, (Charlestown Navy Yard), 5.00%, 8/1/26	1,000,000	1,181,450
		163,471,921
MICHIGAN — 2.5%
Detroit City School District GO, Series 2012 A, (Building & Site), 4.00%, 5/1/14 (Q-SBLF)	2,500,000	2,577,100
Detroit City School District GO, Series 2012 A, (Building & Site), 5.00%, 5/1/18 (Q-SBLF)	3,500,000	4,012,610
Detroit City School District GO, Series 2012 A, (Building & Site), 5.00%, 5/1/28 (Q-SBLF)	6,500,000	7,206,940
Detroit City School District GO, Series 2012 A, (Building & Site), 5.00%, 5/1/31 (Q-SBLF)	4,750,000	5,262,762
Detroit Water and Sewerage Department Disposal Sewage System Rev., Series 2012 A, (Senior Lien), 5.25%, 7/1/26	4,300,000	4,775,064
Detroit Water and Sewerage Department Disposal Sewage System Rev., Series 2012 A, (Senior Lien), 5.00%, 7/1/32	12,500,000	13,185,500
Detroit Water and Sewerage Department Disposal Sewage System Rev., Series 2012 A, (Senior Lien), 5.25%, 7/1/39	19,825,000	21,159,024
Detroit Water Supply System Rev., Series 2011 A, (Senior Lien), 5.00%, 7/1/15	1,650,000	1,758,702
Detroit Water Supply System Rev., Series 2011 A, (Senior Lien), 5.00%, 7/1/17	1,300,000	1,426,477

Principal Amount	Value

Detroit Water Supply System Rev., Series 2011 A, (Senior Lien), 5.00%, 7/1/36	$1,000,000	$1,034,560
Detroit Water Supply System Rev., Series 2011 C, (Senior Lien), 5.00%, 7/1/41	850,000	876,758
Kalamazoo Public Schools GO, (Building & Site), 5.25%, 5/1/16 (AGM)	1,545,000	1,743,363
Lansing Board of Water & Light Utility System Rev., Series 2011 A, 5.00%, 7/1/27	5,000,000	5,707,200
Michigan Finance Authority Rev., (Detroit School District), 5.50%, 6/1/21	6,000,000	7,050,180
Michigan Higher Education Facilities Authority Rev., (Limited Obligation-Hillsdale College), 5.00%, 3/1/26	2,345,000	2,369,482
Michigan State Building Authority Rev., Series 2009 I, (Facilities Program), 5.25%, 10/15/20	4,000,000	4,717,560
Michigan State Hospital Finance Authority Rev., Series 2012 A, (Mclaren Health Care Corporation), 4.00%, 6/1/14	595,000	616,378
Michigan State Hospital Finance Authority Rev., Series 2012 A, (Mclaren Health Care Corporation), 5.00%, 6/1/15	700,000	761,950
Michigan State Hospital Finance Authority Rev., Series 2012 A, (Mclaren Health Care Corporation), 5.00%, 6/1/16	1,360,000	1,527,756
Michigan State Hospital Finance Authority Rev., Series 2012 A, (Mclaren Health Care Corporation), 5.00%, 6/1/17	1,600,000	1,849,488
Michigan State Hospital Finance Authority Rev., Series 2012 A-4, (Ascension Health Credit Group), VRDN, 1.625%, 11/1/19	8,000,000	7,900,960
Wayne County Airport Authority Rev., (Detroit Metropolitan Airport), 5.00%, 12/1/18 (NATL-RE/FGIC)	3,000,000	3,410,850
Wayne County Airport Authority Rev., (Detroit Metropolitan Airport), 5.00%, 12/1/19 (NATL-RE/FGIC)	2,000,000	2,242,700
		103,173,364
MINNESOTA — 0.9%
Minnesota GO, 5.00%, 11/1/16	6,455,000	7,426,994
Minnesota GO, Series 2008 A, 5.00%, 6/1/13(1)	10,000,000	10,000,000
Minnesota GO, Series 2010 D, 5.00%, 8/1/19	5,000,000	6,096,700
Minnesota Higher Education Facilities Authority Rev., Series 2010-7B, (Gustavus Adolfus), 5.00%, 10/1/17	2,740,000	3,153,904
Minnesota Higher Education Facilities Authority Rev., Series 2010-7B, (Gustavus Adolfus), 5.00%, 10/1/20	2,680,000	3,192,845
Minnesota Higher Education Facilities Authority Rev., Series 2010-7B, (Gustavus Adolfus), 5.00%, 10/1/22	1,250,000	1,456,025
Rochester Health Care Facilities Rev., Series 2011 C, (Mayo Clinic), VRDN, 4.50%, 11/15/21	6,000,000	7,152,600
		38,479,068
MISSISSIPPI — 0.7%
Mississippi Development Bank Special Obligation Rev., (Marshall County Industrial Development Authority), 5.00%, 1/1/27	10,000,000	11,474,800
Mississippi Development Bank Special Obligation Rev., Series 2006 A, (Biloxi, Mississippi), 5.00%, 11/1/15 (Ambac)	1,565,000	1,703,002
Mississippi Development Bank Special Obligation Rev., Series 2006 A, (Biloxi, Mississippi), 5.00%, 11/1/16 (Ambac)	1,645,000	1,831,313
Mississippi Development Bank Special Obligation Rev., Series 2006 A, (Municipal Energy Agency Power Supply), 5.00%, 3/1/17 (XLCA)	1,000,000	1,087,990

Principal Amount	Value

Mississippi Development Bank Special Obligation Rev., Series 2007 A, (Mississippi Development Bank), 5.00%, 7/1/19 (Ambac)	$4,620,000	$5,317,297
Mississippi Development Bank Special Obligation Rev., Series 2010 D, (Department of Corrections), 5.25%, 8/1/27	5,000,000	5,663,000
University of Southern Mississippi Educational Building Co. Rev., Series 2006 A, 5.00%, 3/1/17 (AGM)	1,195,000	1,328,254
University of Southern Mississippi Educational Building Co. Rev., Series 2006 A, 5.00%, 3/1/18 (AGM)	1,940,000	2,158,754
		30,564,410
MISSOURI — 0.3%
Jackson County Public Building Corp. Rev., Series 2006 A, (Capital Improvements), 5.00%, 12/1/15 (NATL-RE)	1,425,000	1,554,761
Missouri Health & Educational Facilities Authority Rev., Series 2008 A, (The Washington University), 5.375%, 3/15/39	2,000,000	2,304,260
Missouri Highway & Transportation Commission Rev., Series 2010 A, 5.00%, 5/1/18	2,700,000	3,208,140
Missouri Joint Municipal Electric Utility Commission Rev., (Plum Point), 5.00%, 1/1/16 (NATL-RE)	3,145,000	3,403,267
St. Louis Municipal Finance Corp. Rev., Series 2006 A, (Carnahan Courthouse), 4.00%, 2/15/17 (Ambac)	1,000,000	1,072,090
		11,542,518
NEBRASKA — 0.6%
Central Plains Energy Project Rev., 5.00%, 9/1/22	2,500,000	2,875,500
Nebraska Public Power District Rev., Series 2008 B, 5.00%, 1/1/20	2,500,000	2,902,400
Nebraska Public Power District Rev., Series 2012 A, 5.00%, 1/1/25	750,000	883,553
Nebraska Public Power District Rev., Series 2012 C, 5.00%, 1/1/14	2,510,000	2,580,581
Nebraska Public Power District Rev., Series 2012 C, 5.00%, 1/1/15	2,500,000	2,683,600
Nebraska Public Power District Rev., Series 2012 C, 5.00%, 1/1/16	2,000,000	2,228,800
Nebraska Public Power District Rev., Series 2012 C, 5.00%, 1/1/17	1,500,000	1,719,510
Nebraska Public Power District Rev., Series 2012 C, 5.00%, 1/1/18	5,000,000	5,868,000
Omaha Public Power District Electric System Rev., Series 2007 A, 5.00%, 2/1/21	3,000,000	3,405,720
		25,147,664
NEVADA — 0.1%
Nevada GO, Series 2013 D1, 5.00%, 3/1/22	4,800,000	5,837,472
NEW HAMPSHIRE — 0.1%
New Hampshire Health & Education Facilities Authority Rev., Series 2004 A, (Kendal at Hanover), 5.00%, 10/1/13	1,030,000	1,041,722
New Hampshire Health & Education Facilities Authority Rev., Series 2004 A, (Kendal at Hanover), 5.00%, 10/1/18	1,160,000	1,213,615
		2,255,337
NEW JERSEY — 6.2%
New Jersey Economic Development Authority Rev., 5.00%, 6/15/14	4,100,000	4,288,395
New Jersey Economic Development Authority Rev., Series 2008 W, (School Facilities Construction), 5.00%, 9/1/15	3,475,000	3,829,207
New Jersey Economic Development Authority Rev., Series 2008 Y, (School Facility Construction), 5.00%, 9/1/33	110,000	120,161
New Jersey Economic Development Authority Rev., Series 2010 DD1, (School Facility Construction), 5.00%, 12/15/18	5,000,000	5,933,100

Principal Amount	Value

New Jersey Economic Development Authority Rev., Series 2011 GG, (School Facility Construction), 5.00%, 9/1/19	$5,000,000	$5,936,750
New Jersey Economic Development Authority Rev., Series 2011 GG, (School Facility Construction), 5.00%, 9/1/21	10,000,000	11,910,100
New Jersey Economic Development Authority Rev., Series 2012 G, (School Facilities Construction), VRDN, 0.70%, 6/6/13	7,000,000	7,022,890
New Jersey GO, 5.00%, 8/1/14	5,000,000	5,281,250
New Jersey GO, 5.00%, 6/1/17	4,500,000	5,229,270
New Jersey GO, Series 2010 Q, 5.00%, 8/15/15	7,000,000	7,709,450
New Jersey Health Care Facilities Financing Authority Rev., (Hackensack University Medical Center), 5.00%, 1/1/34	1,050,000	1,101,838
New Jersey Health Care Facilities Financing Authority Rev., (The Robert Wood Johnson Foundation), 5.00%, 7/1/31	1,725,000	1,878,559
New Jersey Health Care Facilities Financing Authority Rev., Series 2012 A, (Saint Barnabas Corp.), 5.00%, 7/1/24	1,800,000	2,059,704
New Jersey Health Care Facilities Financing Authority Rev., Series 2012 A, (Saint Barnabas Corp.), 5.00%, 7/1/25	1,000,000	1,131,210
New Jersey Institute of Technology Rev., Series 2012 A, 5.00%, 7/1/32	1,250,000	1,424,525
New Jersey Rev., Series 2012 C, 2.50%, 6/27/13	75,000,000	75,126,000
New Jersey Sports & Exposition Authority Rev., Series 2008 B, 5.00%, 9/1/18(1)	75,000	89,930
New Jersey Sports & Exposition Authority Rev., Series 2008 B, 5.00%, 9/1/18	7,225,000	8,439,161
New Jersey State Turnpike Authority Rev., Series 2009 G, 5.00%, 1/1/18	1,700,000	1,985,991
New Jersey State Turnpike Authority Rev., Series 2012 B, 5.00%, 1/1/28	14,000,000	15,972,320
New Jersey State Turnpike Authority Rev., Series 2013 A, 5.00%, 1/1/28	2,000,000	2,269,120
New Jersey Transit Corp. COP, 5.00%, 10/1/13 (AGM)	5,595,000	5,677,246
New Jersey Transportation Trust Fund Authority Rev., Series 2003 B2, 5.00%, 12/15/16	10,000,000	11,451,200
New Jersey Transportation Trust Fund Authority Rev., Series 2005 B, 5.50%, 12/15/21 (NATL-RE)	9,600,000	11,902,176
New Jersey Transportation Trust Fund Authority Rev., Series 2005 B, 5.25%, 12/15/23 (Ambac)	2,210,000	2,698,565
New Jersey Transportation Trust Fund Authority Rev., Series 2006 A, 5.25%, 12/15/20	15,000,000	18,326,550
New Jersey Transportation Trust Fund Authority Rev., Series 2006 A, 5.25%, 12/15/21 (NATL-RE)	6,850,000	8,361,110
New Jersey Transportation Trust Fund Authority Rev., Series 2010 D, 5.00%, 12/15/17	4,750,000	5,549,757
New Jersey Transportation Trust Fund Authority Rev., Series 2011 A, 5.25%, 6/15/30	5,000,000	5,715,700
New Jersey Transportation Trust Fund Authority Rev., Series 2011 B, 5.25%, 6/15/22	4,975,000	5,979,801
New Jersey Transportation Trust Fund Authority Rev., Series 2011 B, 5.25%, 6/15/23	3,000,000	3,575,430
New Jersey Transportation Trust Fund Authority Rev., Capital Appreciation, Series 2010 A, 0.00%, 12/15/31(3)	11,420,000	4,990,997
		252,967,463
NEW MEXICO — 0.2%
New Mexico Finance Authority State Transportation Rev., 5.00%, 6/15/17	1,000,000	1,166,620

Principal Amount	Value

New Mexico Finance Authority State Transportation Rev., 5.00%, 6/15/18	$3,000,000	$3,580,350
New Mexico Finance Authority State Transportation Rev., 4.00%, 6/15/19	2,000,000	2,304,160
		7,051,130
NEW YORK — 11.6%
Brooklyn Arena Local Development Corp. Rev., (Barclays Center), 6.25%, 7/15/40	3,700,000	4,306,097
City of New York GO, Series 2008 J-1, 5.00%, 8/1/13(1)	780,000	786,295
City of New York GO, Series 2008 J-1, 5.00%, 8/1/13	5,075,000	5,116,006
Hempstead Town Local Development Corp. Rev., (Hofstra University), 5.00%, 7/1/24	1,465,000	1,659,288
Hempstead Town Local Development Corp. Rev., (Hofstra University), 5.00%, 7/1/26	1,130,000	1,264,866
Hempstead Town Local Development Corp. Rev., (Hofstra University), 5.00%, 7/1/27	1,320,000	1,471,602
Hudson Yards Infrastructure Corp. Rev., Series 2006 A, 5.00%, 2/15/47	5,000,000	5,232,100
Long Island Power Authority Electric System Rev., Series 2006 F, 5.00%, 5/1/17 (NATL-RE)	7,090,000	8,086,145
Long Island Power Authority Electric System Rev., Series 2011 A, 5.00%, 5/1/21	2,385,000	2,815,588
Metropolitan Transportation Authority Rev., Series 2005 G, 5.00%, 11/15/19	1,750,000	2,086,770
Metropolitan Transportation Authority Rev., Series 2008 B, VRDN, 0.80%, 6/6/13	5,000,000	5,018,900
Metropolitan Transportation Authority Rev., Series 2008 B, VRDN, 5.00%, 11/15/13	4,000,000	4,084,800
Metropolitan Transportation Authority Rev., Series 2008 C, 6.25%, 11/15/23	5,000,000	6,122,400
Metropolitan Transportation Authority Rev., Series 2011 A, 5.00%, 11/15/41	2,100,000	2,278,374
Metropolitan Transportation Authority Rev., Series 2012 E, 4.00%, 11/15/14	2,490,000	2,625,307
Metropolitan Transportation Authority Rev., Series 2012 E, 4.00%, 11/15/15	1,000,000	1,084,800
Metropolitan Transportation Authority Rev., Series 2012 E, 5.00%, 11/15/17	2,000,000	2,338,260
Metropolitan Transportation Authority Rev., Series 2012 E, 5.00%, 11/15/26	5,000,000	5,790,050
Metropolitan Transportation Authority Rev., Series 2012 E, 5.00%, 11/15/42	5,000,000	5,408,750
Metropolitan Transportation Authority Rev., Series 2013 A, 5.00%, 11/15/26	4,595,000	5,319,769
Metropolitan Transportation Authority Rev., Series 2013 B, 5.00%, 11/15/29	10,360,000	11,679,864
Nassau County Interim Finance Authority Rev., Series 2009 A, (Sales Tax Secured Bond), 5.00%, 11/15/21	1,800,000	2,133,828
Nassau County Interim Finance Authority Rev., Series 2009 A, (Sales Tax Secured Bond), 5.00%, 11/15/23	1,500,000	1,770,735
New York City GO, Series 2004 D, 5.00%, 11/1/14, Prerefunded at 100% of Par (AGM)(1)	4,025,000	4,293,105
New York City GO, Series 2004 D, 5.00%, 11/1/17 (AGM)	1,170,000	1,245,149
New York City GO, Series 2013 F1, 5.00%, 3/1/37	10,000,000	11,286,800
New York City GO, Series 2013 J, 5.00%, 8/1/18(5)	4,095,000	4,857,571
New York City GO, Series 2013 J, 5.00%, 8/1/23(5)	10,000,000	12,238,600
New York City GO, VRN, 0.50%, 6/6/13	3,500,000	3,529,610
New York City Municipal Water Finance Authority Water & Sewer Rev., Series 2008 C, 5.00%, 6/15/17	1,350,000	1,576,584
New York City Municipal Water Finance Authority Water & Sewer Rev., Series 2009 EE, 5.00%, 6/15/39	7,010,000	7,690,951

Principal Amount	Value

New York City Municipal Water Finance Authority Water & Sewer Rev., Series 2009 GG-1, (Second General Resolution), 5.00%, 6/15/39	$5,000,000	$5,485,700
New York City Transitional Finance Authority Rev., Series 2007 B, (Future Tax Secured Bonds), 5.00%, 5/1/17, Prerefunded at 100% of Par(1)	2,555,000	2,965,665
New York City Transitional Finance Authority Rev., Series 2007 B, (Future Tax Secured Bonds), 5.00%, 11/1/19	5,445,000	6,270,026
New York City Transitional Finance Authority Rev., Series 2009 S4, 5.50%, 1/15/39	1,700,000	1,969,314
New York City Transitional Finance Authority Rev., Series 2011 1A, 5.00%, 7/15/25	4,850,000	5,683,084
New York City Transitional Finance Authority Rev., Series 2011 A, (Future Tax Secured Bonds), 5.00%, 11/1/16(1)	115,000	132,248
New York City Transitional Finance Authority Rev., Series 2011 A, (Future Tax Secured Bonds), 5.00%, 11/1/16	3,675,000	4,228,198
New York City Transitional Finance Authority Rev., Series 2011 A, (Future Tax Secured Bonds), 5.00%, 11/1/17	6,080,000	7,185,405
New York City Transitional Finance Authority Rev., Series 2011 A-1, (Future Tax Secured Bonds) 5.00%, 11/1/21	4,000,000	4,913,600
New York City Transitional Finance Authority Rev., Series 2011 C, (Future Tax Secured Bonds), 5.00%, 11/1/39	4,000,000	4,423,240
New York City Transitional Finance Authority Rev., Series 2011 D-1, (Future Tax Secured Bonds) 5.00%, 11/1/24	4,000,000	4,766,920
New York City Transitional Finance Authority Rev., Series 2011 D-1, (Future Tax Secured Bonds) 5.00%, 11/1/25	6,000,000	7,117,800
New York City Trust for Cultural Resources Rev., Series 2009 B, (Julliard School), VRDN, 1.35%, 8/1/17	6,750,000	6,911,122
New York GO, Series 1993 E-3, 5.00%, 8/1/23	5,000,000	5,945,150
New York GO, Series 2006 J1, 5.00%, 6/1/18	4,000,000	4,503,320
New York GO, Series 2009 A, 5.00%, 2/15/39	1,700,000	1,926,457
New York GO, Series 2009 E, 5.00%, 8/1/16	2,600,000	2,947,828
New York GO, Series 2009 H1, 5.00%, 3/1/17	3,000,000	3,449,580
New York GO, Series 2009 H1, 5.00%, 3/1/22	7,000,000	8,197,420
New York GO, Series 2009 J1, 5.00%, 5/15/22	6,570,000	7,719,290
New York GO, Series 2010 A, 5.00%, 8/1/17	2,190,000	2,549,051
New York GO, Series 2010 E, 5.00%, 8/1/19	4,555,000	5,454,749
New York GO, Series 2011 A1, 5.00%, 8/1/18	5,000,000	5,931,100
New York GO, Series 2011 B, 5.00%, 8/1/15	1,000,000	1,098,250
New York GO, Series 2011 B, 5.00%, 8/1/16	3,705,000	4,200,655
New York GO, Series 2011 D-1, 5.00%, 10/1/19	5,000,000	6,005,750
New York GO, Series 2012 F, 5.00%, 8/1/16	7,720,000	8,752,782
New York Liberty Development Corp. Rev., (Goldman Sachs Headquarters), 5.25%, 10/1/35	9,535,000	11,120,766
New York Power Authority Rev., Series 2011 A, 5.00%, 11/15/22	1,000,000	1,246,560
New York State Dormitory Authority Personal Income Tax Rev., Series 2012 A, (General Purpose), 5.00%, 12/15/25	8,225,000	9,811,602
New York State Dormitory Authority Rev., (Brooklyn Law School), 5.75%, 7/1/33	1,000,000	1,126,670

Principal Amount	Value

New York State Dormitory Authority Rev., (Columbia University), 4.00%, 7/1/13(1)	$3,500,000	$3,511,060
New York State Dormitory Authority Rev., Series 2008 B, 5.75%, 3/15/36	10,000,000	11,922,300
New York State Dormitory Authority Rev., Series 2009 A, 5.25%, 2/15/25	8,825,000	10,503,515
New York State Dormitory Authority Rev., Series 2009 A, 5.00%, 2/15/39	4,000,000	4,492,080
New York State Dormitory Authority Rev., Series 2009 A, (North Shore Long Island Jewish Health System), 5.50%, 5/1/37	1,200,000	1,341,156
New York State Dormitory Authority Rev., Series 2010 A, (Mount Sinai School of Medicine), 5.00%, 7/1/14	1,100,000	1,152,184
New York State Dormitory Authority Rev., Series 2012 A, (Columbia University), 5.00%, 10/1/22	2,800,000	3,510,500
New York State Dormitory Authority Rev., Series 2012 A, (State University of New York), 5.00%, 7/1/42	2,300,000	2,571,147
New York State Dormitory Authority Rev., Series 2012 D, (General Purpose), 5.00%, 2/15/27	10,535,000	12,274,328
New York State Dormitory Authority State Personal Income Tax Rev., Series 2011 C, (General Purpose), 5.00%, 3/15/24	6,530,000	7,734,916
New York State Thruway Authority Rev., Series 2009 A1, 5.00%, 4/1/23	3,000,000	3,451,260
New York State Thruway Authority Rev., Series 2012 A, (Local Highway & Bridge), 4.00%, 4/1/14	30,000,000	30,952,500
New York State Thruway Authority Rev., Series 2012 I, 5.00%, 1/1/24	3,330,000	3,953,875
New York State Thruway Authority Second General Highway & Bridge Trust Fund Rev., Series 2011 A1, 5.00%, 4/1/25	5,865,000	6,836,303
New York State Urban Development Corp. Rev., Series 2009 C, (State Personal Income Tax), 5.00%, 12/15/15	3,000,000	3,350,550
New York State Urban Development Corp. Rev., Series 2013 A1, (State Personal Income Tax), 5.00%, 3/15/28	3,900,000	4,548,219
Niagara Area Development Corp. Solid Waste Disposal Facility Rev., Series 2012 B, (Covanta Holding Corp.), 4.00%, 11/1/24	1,800,000	1,843,164
Niagara Falls Bridge Commission Toll Rev., Series 1993 A, (Bridge System), 4.00%, 10/1/19 (AGC)	3,150,000	3,448,872
Niagara Falls Bridge Commission Toll Rev., Series 1993 B, 5.25%, 10/1/15 (NATL-RE/FGIC)	390,000	402,457
Port Authority of New York & New Jersey Special Obligation Rev., (John F. Kennedy International Airport Terminal), 5.00%, 12/1/20	850,000	972,009
Port Authority of New York & New Jersey Special Obligation Rev., (John F. Kennedy International Airport Terminal), 6.00%, 12/1/42	2,600,000	3,026,816
Suffolk County Industrial Development Agency Rev., (New York Institute of Technology), 5.25%, 3/1/17	1,000,000	1,056,430
Suffolk County Industrial Development Agency Rev., (New York Institute of Technology), 5.25%, 3/1/18	1,000,000	1,051,110
Suffolk County Industrial Development Agency Rev., (New York Institute of Technology), 5.25%, 3/1/20	1,250,000	1,304,550
Suffolk County Industrial Development Agency Rev., (New York Institute of Technology), 5.00%, 3/1/26	1,175,000	1,200,592
Tobacco Settlement Financing Corp. Rev., Series 2011 A, 5.00%, 6/1/17	10,000,000	11,562,600
Tobacco Settlement Financing Corp. Rev., Series 2011 A, 5.00%, 6/1/18	8,025,000	9,467,574

Principal Amount	Value

Triborough Bridge & Tunnel Authority Rev., Series 2008 B3, VRDN, 5.00%, 11/15/15	$5,000,000	$5,526,400
Triborough Bridge & Tunnel Authority Rev., Series 2008 C, 5.00%, 11/15/38	10,000,000	11,106,300
Triborough Bridge & Tunnel Authority Rev., Series 2012 B, 4.00%, 11/15/16	3,250,000	3,621,280
Triborough Bridge & Tunnel Authority Rev., Series 2012 B, 5.00%, 11/15/17	3,325,000	3,926,260
Triborough Bridge & Tunnel Authority Rev., Series 2013 A, 5.00%, 11/15/30	3,030,000	3,484,833
Triborough Bridge & Tunnel Authority Rev., Capital Appreciation, Series 2012 B, 0.00%, 11/15/32(3)	2,650,000	1,283,554
Westchester County GO, Series 2011 A, 4.00%, 10/15/15	5,650,000	6,140,985
		471,769,945
NORTH CAROLINA — 2.6%
Charlotte GO, 5.00%, 8/1/19	2,000,000	2,370,980
Charlotte Water & Sewer System Rev., 5.00%, 7/1/17	1,000,000	1,169,940
Greensboro Rev., (Combined Enterprise System), 5.25%, 6/1/20	2,060,000	2,541,978
North Carolina Eastern Municipal Power Agency Rev., Series 2009 A, 5.00%, 1/1/17	2,790,000	3,184,478
North Carolina Eastern Municipal Power Agency Rev., Series 2009 A, 5.00%, 1/1/18	2,955,000	3,447,805
North Carolina Eastern Municipal Power Agency Rev., Series 2009 B, 5.00%, 1/1/26	7,400,000	8,246,042
North Carolina Eastern Municipal Power Agency Rev., Series 2010 A, 5.00%, 1/1/15	3,000,000	3,216,840
North Carolina GO, Series 2010 C, 5.00%, 5/1/21	7,135,000	8,847,471
North Carolina GO, Series 2013 C, 5.00%, 5/1/24	11,000,000	13,935,790
North Carolina Grant Anticipation Rev., VRDN, 4.00%, 3/1/18	5,670,000	6,331,405
North Carolina Medical Care Commission Health Care Facilities Rev., Series 2012 C, (Wake Forest Baptist), VRDN, 0.86%, 6/6/13	3,750,000	3,750,938
North Carolina Municipal Power Agency No. 1 Catawba Electric Rev., Series 2008 A, 5.25%, 1/1/17	6,305,000	7,275,970
North Carolina Municipal Power Agency No. 1 Catawba Electric Rev., Series 2008 C, 5.25%, 1/1/19	2,500,000	2,911,900
North Carolina Municipal Power Agency No. 1 Catawba Electric Rev., Series 2008 C, 5.25%, 1/1/20	2,000,000	2,299,840
North Carolina Municipal Power Agency No. 1 Catawba Electric Rev., Series 2009 A, 5.00%, 1/1/30	1,800,000	1,986,192
North Carolina Municipal Power Agency No. 1 Catawba Electric Rev., Series 2010 B, 5.00%, 1/1/21	3,780,000	4,451,933
North Carolina Municipal Power Agency No. 1 Catawba Electric Rev., Series 2012 A, 5.00%, 1/1/15	3,050,000	3,272,986
North Carolina Municipal Power Agency No. 1 Catawba Electric Rev., Series 2012 A, 5.00%, 1/1/16	2,550,000	2,837,513
North Carolina Municipal Power Agency No. 1 Catawba Electric Rev., Series 2012 B, 5.00%, 1/1/28	4,050,000	4,663,818
University of North Carolina at Chapel Hill Rev., Series 2012 A, VRDN, 0.58%, 6/3/13	11,000,000	11,020,790
University of North Carolina at Chapel Hill Rev., Series 2012 B, VRDN, 0.88%, 6/3/13	10,000,000	9,999,300
		107,763,909

Principal Amount	Value

NORTH DAKOTA — 0.2%
Grand Forks Health Care Facilities Rev., Series 1996 A, (The United Hospital Obligation Group), VRDN, 0.12%, 6/3/13 (LOC: Bank of America N.A.)	$6,600,000	$6,600,000
OHIO — 1.3%
American Municipal Power-Ohio, Inc. Rev., Series 2008 A, (Prairie State Energy Campus), 5.00%, 2/15/17	1,000,000	1,136,920
Cleveland Airport System Rev., Series 2012 A, 5.00%, 1/1/25 (AGM)	4,000,000	4,560,720
Cleveland Airport System Rev., Series 2012 A, 5.00%, 1/1/25	2,500,000	2,844,400
Cleveland Airport System Rev., Series 2012 A, 5.00%, 1/1/26 (AGM)	3,560,000	4,027,535
Cleveland Airport System Rev., Series 2012 A, 5.00%, 1/1/26	2,530,000	2,856,218
Cleveland COP, Series 2010 A, (Cleveland Stadium), 5.00%, 11/15/19	2,450,000	2,802,065
Miami University/Oxford Rev., 5.00%, 9/1/25	4,440,000	5,189,960
Ohio GO, Series 2011 A, (Infrastructure Improvement), 5.00%, 9/15/16	6,000,000	6,854,220
Ohio Higher Educational Facility Commission Rev., (Oberlin College), 5.00%, 10/1/19	5,000,000	6,045,050
Ohio Higher Educational Facility Commission Rev., Series 1990 B, (Case Western Reserve University), 6.50%, 10/1/20	750,000	902,063
Ohio State University (The) Rev., Series 2009 A, 5.00%, 12/1/18, Prerefunded at 100% of Par(1)	200,000	242,160
Ohio State University (The) Rev., Series 2009 A, 5.00%, 12/1/27	1,800,000	2,111,580
Ohio State University (The) Rev., Series 2010 A, 5.00%, 12/1/16(1)	225,000	259,083
Ohio State University (The) Rev., Series 2010 A, 5.00%, 12/1/16	3,775,000	4,343,024
Ohio State Water Development Authority Rev., (Drinking Water Assistance Fund), 5.00%, 6/1/18, Prerefunded at 100% of Par(1)	2,000,000	2,384,840
Ohio State Water Development Authority Rev., (Water Pollution Control Loan Fund), 5.00%, 12/1/13	5,895,000	6,037,718
		52,597,556
OKLAHOMA — 0.3%
Oklahoma Development Finance Authority Health Facilities Rev., (Duncan Regional Hospital, Inc.), VRDN, 0.14%, 6/3/13 (LOC: JP Morgan Chase Bank N.A.)	1,100,000	1,100,000
Oklahoma Development Finance Authority Health System Rev., Series 2008 C, 5.50%, 8/15/22 (Obligated Group Consisting of INTEGRIS Baptist Medical Center, Inc., INTEGRIS South Oklahoma City Hospital Corp. and INTEGRIS Rural Health, Inc.)	3,000,000	3,456,720
Pottawatomie County Facilities Authority Rev., (Shawnee Public Schools), 5.00%, 9/1/13	1,610,000	1,624,216
Pottawatomie County Facilities Authority Rev., (Shawnee Public Schools), 5.00%, 9/1/14	1,730,000	1,744,515
Pottawatomie County Facilities Authority Rev., (Shawnee Public Schools), 5.00%, 9/1/15	1,710,000	1,723,937
Pottawatomie County Facilities Authority Rev., (Shawnee Public Schools), 5.00%, 9/1/16	2,130,000	2,146,699
		11,796,087
OREGON — 0.2%
Oregon GO, Series 2011 J, 5.00%, 5/1/19	1,080,000	1,305,634
Oregon GO, Series 2011 J, 5.00%, 5/1/20	1,870,000	2,286,355
Oregon GO, Series 2011 J, 5.00%, 5/1/21	1,500,000	1,850,040
Oregon Health & Science University Rev., Series 2009 A, 5.75%, 7/1/39	2,900,000	3,378,558
		8,820,587

Principal Amount	Value

PENNSYLVANIA — 5.5%
Allegheny County Hospital Development Authority Rev., Series 2008 A, (University of Pittsburgh Medical Center), 5.00%, 9/1/18	$1,500,000	$1,783,665
Allegheny County Industrial Development Authority Rev., (Residential Resources, Inc.), 4.75%, 9/1/14	1,535,000	1,573,129
Beaver County Industrial Development Authority Rev., Series 2006 B, (Pollution Control), VRDN, 2.50%, 6/1/17 (GA: First Energy Solutions Corp./First Energy Generation Corp.)	15,310,000	15,414,720
Berks County Municipal Authority Rev., Series 2012 B, (Reading Hospital Medical Center), VRDN, 1.62%, 6/6/13	2,500,000	2,564,075
Central Dauphin School District GO, 7.00%, 2/1/16, Prerefunded at 100% of Par (NATL-RE)(1)	1,150,000	1,347,696
Delaware River Port Authority Rev., (Port District Project), 4.00%, 1/1/15	1,000,000	1,046,280
Delaware River Port Authority Rev., (Port District Project), 5.00%, 1/1/16	1,200,000	1,312,584
East Stroudsburg Area School District GO, 7.75%, 9/1/16, Prerefunded at 100% of Par (AGM)(1)	2,580,000	3,177,657
Exeter Township GO, 5.25%, 7/15/15 (Ambac)	1,155,000	1,268,860
Exeter Township GO, 5.30%, 7/15/19 (Ambac)	1,830,000	2,225,646
Geisinger Authority Health System Rev., VRN, 0.95%, 8/1/13	5,000,000	4,339,250
Pennsylvania Economic Development Financing Authority Rev., Series 2009 A, (Albert Einstein Healthcare Network), 6.25%, 10/15/23	5,000,000	5,804,200
Pennsylvania Economic Development Financing Authority Unemployment Compensation Rev., Series 2012 A, 5.00%, 7/1/18	5,430,000	6,490,533
Pennsylvania Economic Development Financing Authority Unemployment Compensation Rev., Series 2012 A, 5.00%, 7/1/19	15,525,000	18,798,757
Pennsylvania Economic Development Financing Authority Unemployment Compensation Rev., Series 2012 B, 5.00%, 7/1/20	7,250,000	8,675,785
Pennsylvania GO, 5.375%, 7/1/16 (NATL-RE)	2,795,000	3,205,334
Pennsylvania GO, 5.00%, 4/15/17	3,325,000	3,857,465
Pennsylvania GO, 5.375%, 7/1/18 (AGM)	1,070,000	1,297,033
Pennsylvania GO, 5.00%, 7/1/19	15,000,000	18,133,800
Pennsylvania GO, 5.00%, 11/15/22	7,900,000	9,591,469
Pennsylvania GO, 5.00%, 4/1/24	10,000,000	12,277,300
Pennsylvania GO, Series 2010 A, 5.00%, 5/1/16	4,000,000	4,514,120
Pennsylvania GO, Series 2010 A, 5.00%, 7/15/16	8,310,000	9,447,639
Pennsylvania Higher Educational Facilities Authority Rev., (Shippensburg University Student Services, Inc.), 5.00%, 10/1/44	1,100,000	1,179,607
Pennsylvania Higher Educational Facilities Authority Rev., Series 2009 A, (University of Pennsylvania), 5.00%, 9/1/19	1,000,000	1,209,910
Pennsylvania Higher Educational Facilities Authority Rev., Series 2012 1, (Temple University) 5.00%, 4/1/25	1,000,000	1,163,010
Pennsylvania Higher Educational Facilities Authority Rev., Series 2012 1, (Temple University) 5.00%, 4/1/26	1,000,000	1,153,310
Pennsylvania Higher Educational Facilities Authority Rev., Series 2012 1, (Temple University) 5.00%, 4/1/27	1,150,000	1,318,625
Pennsylvania Turnpike Commission Rev., Series 2009 B, 5.00%, 12/1/16	5,000,000	5,718,550

Principal Amount	Value

Pennsylvania Turnpike Commission Rev., Series 2009 B, 5.25%, 6/1/22	$10,000,000	$11,458,500
Pennsylvania Turnpike Commission Rev., Series 2013 A, VRN, 0.72%, 6/6/13	5,000,000	5,032,100
Pennsylvania Turnpike Commission Rev., Series 2013 A, VRN, 0.80%, 6/6/13	3,945,000	3,973,917
Philadelphia Rev., Series 2009 A, (1998 General Ordinance), 5.25%, 8/1/17	1,000,000	1,126,620
Philadelphia Water & Wastewater Rev., Series 2009 A, 5.25%, 1/1/36	1,415,000	1,542,930
Philadelphia Water & Wastewater Rev., Series 2010 A, 5.00%, 6/15/16	10,000,000	11,289,000
Philadelphia Water & Wastewater Rev., Series 2010 A, 5.00%, 6/15/17 (AGM)	5,000,000	5,792,000
Pittsburgh GO, Series 2006 B, 5.25%, 9/1/16 (AGM)	15,805,000	17,877,668
Pittsburgh GO, Series 2012 B, 5.00%, 9/1/25	3,000,000	3,441,780
Pittsburgh GO, Series 2012 B, 5.00%, 9/1/26	1,000,000	1,138,360
Southeastern Pennsylvania Transportation Authority, (Capital Guarantee Receipts), 5.00%, 6/1/14	250,000	261,013
Southeastern Pennsylvania Transportation Authority, (Capital Guarantee Receipts), 5.00%, 6/1/15	500,000	542,140
Southeastern Pennsylvania Transportation Authority, (Capital Guarantee Receipts), 5.00%, 6/1/16	1,060,000	1,184,645
State Public School Building Authority Lease Rev., (School District of Philadelphia), 5.00%, 4/1/23	2,400,000	2,751,936
State Public School Building Authority Lease Rev., (School District of Philadelphia), 5.00%, 4/1/25	1,900,000	2,123,288
Westmoreland County Municipal Authority Rev., 5.25%, 8/15/15, Prerefunded at 100% of Par (AGM)(1)	4,500,000	4,981,680
		224,407,586
PUERTO RICO — 4.1%
Puerto Rico Aqueduct & Sewer Authority Rev., Series 2008 A, (Senior Lien), 5.00%, 7/1/14	12,550,000	12,771,633
Puerto Rico Aqueduct & Sewer Authority Rev., Series 2008 A, (Senior Lien), 6.00%, 7/1/44	1,750,000	1,794,082
Puerto Rico Aqueduct & Sewer Authority Rev., Series 2012 A, (Senior Lien), 5.00%, 7/1/17	9,800,000	10,154,368
Puerto Rico Aqueduct & Sewer Authority Rev., Series 2012 A, (Senior Lien), 5.00%, 7/1/19	3,335,000	3,419,242
Puerto Rico Aqueduct & Sewer Authority Rev., Series 2012 A, (Senior Lien), 5.25%, 7/1/24	11,590,000	11,643,430
Puerto Rico Electric Power Authority Rev., Series 2010 XX, 5.25%, 7/1/40	2,625,000	2,615,471
Puerto Rico Electric Power Authority Rev., Series 2010 ZZ, 5.25%, 7/1/25	5,000,000	5,107,950
Puerto Rico Electric Power Authority Rev., Series 2010 ZZ, 5.25%, 7/1/26	2,100,000	2,142,210
Puerto Rico Electric Power Authority Rev., Series 2011 NN, 5.50%, 7/1/20	7,080,000	7,677,056
Puerto Rico Electric Power Authority Rev., Series 2012 A, 5.00%, 7/1/42	8,795,000	8,424,379
Puerto Rico GO, Series 2006 A, (Public Improvement), 5.25%, 7/1/23	1,975,000	2,015,132
Puerto Rico GO, Series 2006 B, (Public Improvement), 5.25%, 7/1/17	5,000,000	5,214,900
Puerto Rico GO, Series 2007 A, (Public Improvement), 5.50%, 7/1/17	3,235,000	3,446,181
Puerto Rico GO, Series 2007 A, (Public Improvement), 5.50%, 7/1/18	1,550,000	1,658,903
Puerto Rico GO, Series 2008 A, 5.50%, 7/1/16	3,020,000	3,203,616
Puerto Rico GO, Series 2008 A, 5.125%, 7/1/28	3,000,000	2,953,440
Puerto Rico GO, Series 2011 C, (Public Improvement), 5.75%, 7/1/36	2,085,000	2,149,385

Principal Amount	Value

Puerto Rico GO, Series 2012 A, (Public Improvement), 5.50%, 7/1/39	$5,000,000	$5,054,950
Puerto Rico GO, Series 2012 A, (Public Improvement), 5.00%, 7/1/41	3,500,000	3,325,280
Puerto Rico Government Development Bank Rev., 4.75%, 12/1/15 (NATL-RE)	17,750,000	18,137,482
Puerto Rico Government Development Bank Rev., Series 2006 B, (Senior Notes), 5.00%, 12/1/14	4,000,000	4,147,760
Puerto Rico Government Development Bank Rev., Series 2006 B, (Senior Notes), 5.00%, 12/1/16	2,000,000	2,101,600
Puerto Rico Public Buildings Authority Rev., Series 2004 I, (Government Facilities), 5.50%, 7/1/14, Prerefunded at 100% of Par(1)	5,000,000	5,282,400
Puerto Rico Public Buildings Authority Rev., Series 2007 M, (Government Facilities), VRDN, 5.75%, 7/1/17	5,000,000	5,297,550
Puerto Rico Public Buildings Authority Rev., Series 2007 M2, (Government Facilities), VRDN, 5.50%, 7/1/17 (Ambac)	2,000,000	2,100,420
Puerto Rico Public Buildings Authority Rev., Series 2009 P, (Government Facilities), 6.75%, 7/1/36	6,700,000	7,309,968
Puerto Rico Public Finance Corp. Rev., Series 2011 B, (Commonwealth Appropriation), 6.00%, 8/1/24 (SBBPA: Government Development Bank for Puerto Rico)	5,000,000	5,205,600
Puerto Rico Public Finance Corp. Rev., Series 2011 B, (Commonwealth Appropriation), 5.50%, 8/1/31 (SBBPA: Government Development Bank for Puerto Rico)	3,850,000	3,840,914
Puerto Rico Sales Tax Financing Corp. Rev., Series 2010 A, 5.50%, 8/1/42	5,000,000	5,286,350
Puerto Rico Sales Tax Financing Corp. Rev., Series 2010 C, 5.25%, 8/1/41	1,350,000	1,408,415
Puerto Rico Sales Tax Financing Corp. Rev., Series 2011 C, 5.00%, 8/1/22	10,450,000	12,148,020
Puerto Rico Sales Tax Financing Corp. Rev., Capital Appreciation, Series 2011 A1, 0.00%, 8/1/41(3)	5,725,000	1,081,453
		168,119,540
RHODE ISLAND — 0.1%
Rhode Island Depositors Economic Protection Corp. Rev., Series 1993 A, 6.25%, 8/1/16 (NATL-RE)(1)	2,000,000	2,293,680
SOUTH CAROLINA — 0.8%
Charleston Educational Excellence Finance Corp. Rev., (Charleston County Schools), 5.00%, 12/1/24	1,750,000	2,082,202
Charleston Educational Excellence Finance Corp. Rev., (Charleston County Schools), 5.00%, 12/1/25	2,945,000	3,474,570
Kershaw County Public Schools Foundation Installment Purchase Rev., (School Improvements), 5.00%, 12/1/17 (AGC)	1,060,000	1,197,842
Kershaw County Public Schools Foundation Installment Purchase Rev., (School Improvements), 5.00%, 12/1/18 (AGC)	2,260,000	2,553,913
Kershaw County Public Schools Foundation Installment Purchase Rev., (School Improvements), 5.00%, 12/1/19 (AGC)	700,000	785,911
Kershaw County Public Schools Foundation Installment Purchase Rev., (School Improvements), 5.00%, 12/1/20 (AGC)	3,000,000	3,357,270
Piedmont Municipal Power Agency Rev., 6.75%, 1/1/19 (FGIC)(1)	625,000	807,275
Piedmont Municipal Power Agency Rev., 6.75%, 1/1/19 (NATL-RE/FGIC)	875,000	1,103,813
Piedmont Municipal Power Agency Rev., Series 1991 A, 6.50%, 1/1/16 (FGIC)(1)	140,000	161,083
Piedmont Municipal Power Agency Rev., Series 1991 A, 6.50%, 1/1/16 (FGIC)(1)	485,000	558,036
Piedmont Municipal Power Agency Rev., Series 1991 A, 6.50%, 1/1/16 (FGIC)	375,000	427,361

Principal Amount	Value

Piedmont Municipal Power Agency Rev., Series 2009 A3, 5.00%, 1/1/16	$5,000,000	$5,522,950
Piedmont Municipal Power Agency Electric Rev., Series 2009 A3, 5.00%, 1/1/17	3,000,000	3,402,600
South Carolina Jobs-Economic Development Authority Hospital Rev., (Palmetto Health), 5.75%, 8/1/39	2,700,000	2,978,289
South Carolina Ports Authority Rev., 4.00%, 7/1/15	1,000,000	1,071,260
South Carolina Ports Authority Rev., 5.00%, 7/1/16	2,695,000	3,032,899
		32,517,274
TENNESSEE — 0.5%
Chattanooga Health Educational & Housing Facility Board Rev., Series 2005 A, (Campus Development Foundation, Inc. Phase I LLC), 5.00%, 10/1/15	1,265,000	1,325,340
Clarksville Public Building Authority Rev., (Adjusted Financing Morristown Loans), VRDN, 0.17%, 6/3/13 (LOC: Bank of America N.A.)	12,175,000	12,175,000
Memphis Electric System Rev., 5.00%, 12/1/15	2,500,000	2,787,425
Memphis Electric System Rev., 5.00%, 12/1/16	1,000,000	1,152,730
Tennessee State School Board Authority Rev., Series 2008 B, (Higher Educational Facilities), 5.125%, 5/1/33	1,000,000	1,128,050
		18,568,545
TEXAS — 6.1%
Allen Independent School District GO, (School Building), 5.25%, 2/15/34	3,325,000	3,911,696
Austin Water & Wastewater System Rev., 5.00%, 11/15/28	5,300,000	6,161,568
Canadian River Municipal Water Authority Rev., (Conjunctive Use Groundwater Supply Project), 5.00%, 2/15/15	500,000	539,345
Canadian River Municipal Water Authority Rev., (Conjunctive Use Groundwater Supply Project), 5.00%, 2/15/16	350,000	391,479
Canadian River Municipal Water Authority Rev., (Conjunctive Use Groundwater Supply Project), 5.00%, 2/15/19 (Ambac)	1,000,000	1,109,380
Cash Special Utility District Rev., 5.25%, 9/1/24 (NATL-RE)	2,035,000	2,084,064
Central Texas Regional Mobility Authority Rev., (Senior Lien), 6.00%, 1/1/41	2,500,000	2,884,250
Central Texas Regional Mobility Authority Rev., Series 2013 A, 5.00%, 1/1/21	860,000	997,359
City of Austin Electric Utility Rev., 4.00%, 11/15/17	500,000	567,315
City of Austin Electric Utility Rev., 5.00%, 11/15/18	750,000	896,730
City of Austin Electric Utility Rev., 5.00%, 11/15/19	500,000	603,325
Cypress-Fairbanks Independent School District GO, (Schoolhouse), 5.00%, 2/15/16 (PSF-GTD)	1,000,000	1,120,340
Dallas Area Rapid Transit Sales Tax Rev., Series 2010 A, (Senior Lien), 5.00%, 12/1/14	680,000	728,470
Dallas Area Rapid Transit Sales Tax Rev., Series 2010 A, (Senior Lien), 5.00%, 12/1/15	2,185,000	2,434,483
Dallas Area Rapid Transit Sales Tax Rev., Series 2010 A, (Senior Lien), 5.00%, 12/1/19	2,250,000	2,734,155
Dallas Independent School District GO, 4.00%, 8/15/16 (PSF-GTD)	6,365,000	7,059,676
Dallas Independent School District GO, 5.00%, 8/15/18 (PSF-GTD)	5,715,000	6,846,570
Dallas Independent School District GO, 5.00%, 8/15/19 (PSF-GTD)	5,000,000	6,071,700
Dallas-Fort Worth International Airport Rev., Series 2011 D, 5.00%, 11/1/20	2,900,000	3,474,316

Principal Amount	Value

Dallas-Fort Worth International Airport Rev., Series 2011 D, 5.00%, 11/1/21	$4,400,000	$5,187,556
Dallas-Fort Worth International Airport Facilities Improvement Corp. Rev., Series 2009 A, 5.00%, 11/1/24	1,000,000	1,116,630
Donna Independent School District GO, 5.00%, 2/15/15 (PSF-GTD)	2,000,000	2,157,640
Edcouch-Elsa Independent School District GO, 5.00%, 2/15/14 (PSF-GTD)	1,115,000	1,152,676
Fort Worth Water & Sewer Rev., 4.00%, 2/15/14	2,540,000	2,607,742
Fort Worth Water & Sewer Rev., 4.00%, 2/15/15	1,200,000	1,273,992
Fort Worth Water & Sewer Rev., 5.00%, 2/15/17	1,000,000	1,151,800
Gregg County Health Facilities Development Corp. Rev., Series 2006 A, (Good Shepherd Medical Center), 5.00%, 10/1/16	1,000,000	1,100,830
Harris County Rev., Series 2009 C, 5.00%, 8/15/17	5,000,000	5,840,550
Harris County Cultural Education Facilities Finance Corp. Rev., Series 2008 B, (The Methodist Hospital System), 5.50%, 12/1/18	2,500,000	3,050,375
Houston Airport System Rev., Series 2009 A, (Senior Lien), 5.50%, 7/1/39	4,000,000	4,581,760
Houston Airport System Rev., Series 2012 B, (Subordinate Lien), 5.00%, 7/1/23	2,560,000	3,023,565
Houston Airport System Rev., Series 2012 B, (Subordinate Lien), 5.00%, 7/1/24	4,000,000	4,683,920
Houston Independent School District GO, VRDN, 2.50%, 6/1/15 (PSF-GTD)	9,750,000	10,104,217
Live Oak GO, 5.25%, 8/1/22 (NATL-RE)	1,630,000	1,677,482
Lone Star College System GO, 5.00%, 8/15/21	1,000,000	1,195,370
Lone Star College System GO, 5.00%, 8/15/22	2,650,000	3,147,696
Love Field Airport Modernization Corp. Special Facilities Rev., (Southwest Airlines Co.), 5.25%, 11/1/40	2,500,000	2,692,100
Lower Colorado River Authority Rev., 5.00%, 5/15/15(1)	5,000	5,446
Lower Colorado River Authority Rev., 5.00%, 5/15/15	795,000	865,811
Lower Colorado River Authority Rev., (LCRA Transportation Services), 5.00%, 5/15/22	1,000,000	1,164,550
Lower Colorado River Authority Rev., (LCRA Transportation Services), 5.00%, 5/15/23	3,435,000	3,953,032
Lower Colorado River Authority Rev., (LCRA Transportation Services), 5.00%, 5/15/24	2,000,000	2,283,980
Lubbock Electric Light & Power System Rev., 4.00%, 4/15/14	2,000,000	2,063,380
Lubbock Electric Light & Power System Rev., 5.00%, 4/15/15	1,000,000	1,083,960
Lubbock Electric Light & Power System Rev., 5.00%, 4/15/16	2,000,000	2,238,240
Lubbock Health Facilities Development Corp. Rev., Series 2008 A, (St. Joseph Health System), VRDN, 1.125%, 10/18/16	18,500,000	18,667,425
Mansfield Independent School District GO, VRDN, 1.75%, 8/1/17 (PSF-GTD)	6,305,000	6,479,459
Montgomery County GO, (Road), 5.50%, 3/1/14, Prerefunded at 100% of Par (Ambac)(1)	1,740,000	1,807,930
North East Independent School District GO, (School Building), 5.00%, 8/1/15 (PSF-GTD)	8,700,000	9,573,393
North Texas Tollway Authority Rev., Series 2012 A, (First Tier), 5.00%, 1/1/29	2,400,000	2,697,984
North Texas Tollway Authority Rev., Series 2012 B, 5.00%, 1/1/21	7,615,000	9,006,184

Principal Amount	Value

North Texas Tollway Authority Rev., Series 2012 B, 5.00%, 1/1/28	$3,000,000	$3,391,590
North Texas Tollway Authority Rev., Series 2012 B, 5.00%, 1/1/30	6,810,000	7,628,494
Northside Independent School District GO, (School Building), VRDN, 1.00%, 6/1/16 (PSF-GTD)	6,700,000	6,755,409
Pasadena Independent School District GO, Series 1996 A, 6.05%, 2/15/16 (PSF-GTD)	550,000	631,010
San Antonio Electric & Gas Rev., Series 2012 A, (Junior Lien), VRDN, 2.00%, 12/1/14	8,750,000	8,948,275
San Antonio Electric & Gas Rev., Series 2012 B, (Junior Lien), VRDN, 2.00%, 12/1/15	3,250,000	3,360,240
San Antonio Water System Rev., 3.00%, 5/15/14	1,100,000	1,129,557
San Antonio Water System Rev., 4.00%, 5/15/15	1,000,000	1,071,290
San Antonio Water System Rev., 5.00%, 5/15/17	2,365,000	2,747,681
Southside Independent School District GO, Series 2004 A, 5.25%, 8/15/25 (PSF-GTD)	2,120,000	2,241,773
Tarrant County Cultural Education Facilities Finance Corp. Retirement Facility Rev., (Air Force Village Obligated Group), 5.00%, 5/15/16	1,000,000	1,067,190
Texas GO, 5.00%, 10/1/15	3,500,000	3,879,995
Texas GO, 5.00%, 10/1/16	3,355,000	3,849,225
Texas GO, 5.00%, 10/1/17	2,225,000	2,622,986
Texas Municipal Power Agency Rev., (Subordinated Lien-Transmission), 5.00%, 9/1/15	1,000,000	1,096,010
Texas Municipal Power Agency Rev., (Subordinated Lien-Transmission), 5.00%, 9/1/20	1,500,000	1,796,805
Texas Public Finance Authority Rev., Series 2010 A, (Unemployment Compensation), 5.00%, 7/1/14	5,000,000	5,258,750
Texas Transportation Commission Rev., Series 2006 A, (First Tier), 4.50%, 4/1/16	5,000,000	5,555,200
Texas Transportation Commission Turnpike System Rev., Series 2012 B, (First Tier), VRDN, 1.25%, 2/15/15	15,000,000	15,110,250
University of North Texas Rev., Series 2009 A, (Financing System), 5.00%, 4/15/16	1,125,000	1,263,397
West Oso Independent School District GO, 5.50%, 8/15/13, Prerefunded at 100% of Par (PSF-GTD)(1)	1,265,000	1,278,877
Williamson County GO, Series 2004 A, (Unlimited Tax Road & Refunding Bonds), 5.00%, 2/15/19 (NATL-RE)	1,000,000	1,197,050
		250,133,950
U.S. VIRGIN ISLANDS — 0.5%
Virgin Islands Public Finance Authority Rev., Series 2009 B, (Senior Lien), 5.00%, 10/1/17	6,950,000	7,798,873
Virgin Islands Public Finance Authority Rev., Series 2010 A, (Matching Fund Loan Note, Senior Lien), 5.00%, 10/1/25	7,250,000	8,069,105
Virgin Islands Public Finance Authority Rev., Series 2012 A, (Matching Fund Loan Note), 5.00%, 10/1/32	5,500,000	6,016,505
		21,884,483
UTAH — 0.5%
Eagle Mountain City Gas & Electric Rev., 5.00%, 6/1/19 (Radian)	2,550,000	2,664,980
Intermountain Power Agency Rev., Series 2008 A, 5.25%, 7/1/13, Prerefunded at 100% of Par(1)	3,500,000	3,514,665
Salt Lake City Hospital Rev., Series 1988 A, (Intermountain Healthcare), 8.125%, 5/15/15(1)	200,000	217,800
Utah GO, Series 2009 C, 5.00%, 7/1/18	4,000,000	4,798,840
Utah Transit Authority Sales Tax Rev., 5.00%, 6/15/24	2,900,000	3,379,225

Principal Amount	Value

Utah Transit Authority Sales Tax Rev., 5.00%, 6/15/25	$1,220,000	$1,414,724
Utah Transit Authority Sales Tax Rev., 5.00%, 6/15/42	5,000,000	5,485,400
		21,475,634
VERMONT — 0.1%
University of Vermont & State Agricultural College Rev., 5.00%, 10/1/19 (Ambac)	4,290,000	4,939,506
VIRGINIA — 0.6%
Chesapeake Expressway Toll Road Rev., Capital Appreciation, Series 2012 B, 0.00%, 7/15/23(2)	1,800,000	1,090,728
Chesapeake Expressway Toll Road Rev., Capital Appreciation, Series 2012 B, 0.00%, 7/15/23(2)	1,420,000	806,645
Fairfax County Economic Development Authority Rev., (Silver Line Phase I), 5.00%, 4/1/36	1,430,000	1,574,359
Virginia College Building Authority Education Facilities Rev., Series 2012 A, (Christopher Newport University), 5.00%, 9/1/16	9,350,000	10,663,768
Virginia Resources Authority Clean Water Rev., (State Revolving Fund), 5.00%, 10/1/16	5,120,000	5,861,376
Virginia Resources Authority Clean Water Rev., (State Revolving Fund), 5.00%, 10/1/22	4,150,000	5,018,927
		25,015,803
WASHINGTON — 2.8%
Central Puget Sound Regional Transportation Authority Rev., Series 2012 P-1, 5.00%, 2/1/14	5,000,000	5,160,400
Central Puget Sound Regional Transportation Authority Rev., Series 2012 P-1, 5.00%, 2/1/17	2,750,000	3,166,928
Central Puget Sound Regional Transportation Authority Rev., Series 2012 S-1, 5.00%, 11/1/16	2,105,000	2,410,414
Central Puget Sound Regional Transportation Authority Rev., Series 2012 S-1, 5.00%, 11/1/17	5,875,000	6,900,716
Energy Northwest Electric Rev., Series 2005 A, (Project 3), 5.00%, 7/1/15 (Ambac)	4,000,000	4,382,680
Energy Northwest Electric Rev., Series 2009 A, (Project 3), 5.25%, 7/1/18	3,000,000	3,611,430
Energy Northwest Electric Rev., Series 2010 A, (Project 3), 5.00%, 7/1/18	5,115,000	6,094,471
Energy Northwest Electric Rev., Series 2011 A, (Columbia Generating), 5.00%, 7/1/22	5,000,000	6,009,050
Energy Northwest Wind Rev., 4.75%, 7/1/20 (NATL-RE)	1,750,000	1,820,630
King County Public Hospital District No. 2 GO, (Evergreen Healthcare), 5.00%, 12/1/14 (NATL-RE)	1,000,000	1,070,260
King County Sewer Rev., Series 2011 B, 5.00%, 1/1/16	4,850,000	5,402,173
Kitsap County School District No. 303 Bainbridge Island GO, 5.00%, 12/1/17 (NATL-RE/School Board Guarantee)	1,000,000	1,122,850
Port Seattle Rev., Series 2010 B, (Intermediate Lien), 5.00%, 6/1/22	1,000,000	1,173,610
Seattle Municipal Light & Power Rev., Series 2010 B, 5.00%, 2/1/19	5,000,000	5,977,600
Snohomish County Edmonds School District No. 15 GO, 5.00%, 6/1/16, Prerefunded at 100% of Par (NATL-RE/FGIC/School Bond Guarantee)(1)	6,690,000	7,568,865
Tacoma Electric System Rev., Series 2013 A, 5.00%, 1/1/16(5)	1,905,000	2,121,351
Tacoma Electric System Rev., Series 2013 A, 5.00%, 1/1/17(5)	1,500,000	1,720,095
Tacoma Electric System Rev., Series 2013 A, 4.00%, 1/1/18(5)	1,000,000	1,128,070
Tacoma Electric System Rev., Series 2013 A, 4.00%, 1/1/19(5)	2,000,000	2,274,280
Tacoma Electric System Rev., Series 2013 A, 5.00%, 1/1/19(5)	1,000,000	1,190,610

Principal Amount	Value

Washington Federal Highway Grant Anticipation Rev., Series 2012-F, (Senior 520 Corridor Program), 5.00%, 9/1/15	$16,585,000	$18,271,695
Washington GO, Series 1990 A, 6.75%, 2/1/15	435,000	465,567
Washington GO, Series 2011 A, 5.00%, 7/1/21	3,375,000	4,125,904
Washington GO, Series 2011 A, 5.00%, 7/1/22	5,000,000	6,058,400
Washington GO, Series 2011 C, (Motor Vehicle Tax-Senior 520), 5.00%, 6/1/21	1,650,000	2,015,211
Washington GO, Series 2011 C, (Motor Vehicle Tax-Senior 520), 5.00%, 6/1/22	2,000,000	2,421,020
Washington GO, Series 2012 R, 5.00%, 7/1/23	3,855,000	4,677,426
Washington Health Care Facilities Authority Rev., (Kadlec Regional Medical Center), 5.00%, 12/1/42	850,000	868,598
Washington Health Care Facilities Authority Rev., Series 2006 D, (Providence Health & Services), 5.25%, 10/1/33 (AGM)	4,500,000	4,878,270
Yakima County School District No. 208 West Valley GO, 5.00%, 12/1/18 (NATL-RE/School Board Guarantee)	1,675,000	1,913,905
		116,002,479
WISCONSIN — 1.4%
Wisconsin Department of Transportation Rev., Series 1, 5.00%, 7/1/25	10,000,000	12,131,500
Wisconsin Department of Transportation Rev., Series 1, 5.00%, 7/1/26	8,700,000	10,460,184
Wisconsin GO, Series 2011 B, 5.00%, 5/1/15	5,000,000	5,445,250
Wisconsin GO, Series 2011-1, 5.00%, 5/1/19	5,000,000	6,013,000
Wisconsin GO, Series 2011-1, 5.00%, 5/1/20	3,000,000	3,646,020
Wisconsin GO, Series 2011-1, 5.00%, 5/1/21	2,500,000	3,056,575
Wisconsin Health & Educational Facilities Authority Rev., (Luther Hospital), 5.50%, 11/15/22	4,655,000	5,493,459
Wisconsin Health & Educational Facilities Authority Rev., (Luther Hospital), 5.75%, 11/15/30	5,800,000	6,775,792
Wisconsin Health & Educational Facilities Authority Rev., Series 2010 B, (Aurora Health Care), 5.00%, 7/15/13	2,000,000	2,011,400
Wisconsin Transportation Rev., Series 2008 A, 5.00%, 7/1/18	500,000	594,925
		55,628,105
TOTAL INVESTMENT SECURITIES — 100.6% (Cost $3,923,788,572)		4,108,203,405
OTHER ASSETS AND LIABILITIES — (0.6)%		(24,968,421)
TOTAL NET ASSETS — 100.0%		$4,083,234,984

Futures Contracts
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
253	U.S. Treasury 30-Year Bonds	September 2013	$35,427,906	$(459,132)

Notes to Schedule of Investments

ACA = American Capital Access

AGC = Assured Guaranty Corporation

AGM = Assured Guaranty Municipal Corporation

CIFG = CDC IXIS Financial Guaranty North America

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Company

GA = Guaranty Agreement

GO = General Obligation
LOC = Letter of Credit

NATL-RE = National Public Finance Guarantee Corporation — Reinsured

NATL-RE-IBC = National Public Finance Guarantee Corporation — Reinsured — Insured Bond Certificates

PSF-GTD = Permanent School Fund Guaranteed

Q-SBLF = Qualified School Board Loan Fund

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

XLCA = XL Capital Ltd.

†	Category is less than 0.05% of total net assets.

(1)	Escrowed to maturity in U.S. government securities or state and local government securities.

(2)	Coupon rate adjusts periodically based upon a predetermined schedule. Interest reset date is indicated. Rate shown is effective at the period end.

(3)	Security is a zero-coupon bond. Zero-coupon securities are issued at a substantial discount from their value at maturity.

(4)

Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts. At the period end, the aggregate value of securities pledged was $1,719,396.

(5)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

See Notes to Financial Statements.

Statement of Assets and Liabilities

MAY 31, 2013
Assets
Investment securities, at value (cost of $3,923,788,572)	$4,108,203,405
Cash	53,524
Receivable for investments sold	3,762,065
Receivable for capital shares sold	8,476,449
Interest receivable	51,119,182
4,171,614,625

Liabilities
Payable for investments purchased	74,403,491
Payable for capital shares redeemed	11,950,065
Payable for variation margin on futures contracts	118,594
Accrued management fees	1,289,066
Distribution and service fees payable	39,046
Dividends payable	579,379
88,379,641

Net Assets	$4,083,234,984

Net Assets Consist of:
Capital paid in	$3,889,430,569
Distributions in excess of net investment income	(9,974)
Undistributed net realized gain	9,858,688
Net unrealized appreciation	183,955,701
$4,083,234,984

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$2,040,120,439	175,788,383	$11.61
Institutional Class	$1,939,174,132	167,057,576	$11.61
A Class	$78,348,728	6,749,784	$11.61	*
C Class	$25,591,685	2,206,491	$11.60

*Maximum offering price $12.16 (net asset value divided by 0.955).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED MAY 31, 2013
Investment Income (Loss)
Income:
Interest	$111,492,068

Expenses:
Management fees	14,352,972
Distribution and service fees:
A Class	192,109
C Class	241,688
Trustees’ fees and expenses	179,759
Other expenses	336
14,966,864

Net investment income (loss)	96,525,204

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	23,116,290
Futures contract transactions	3,132,017
26,248,307

Change in net unrealized appreciation (depreciation) on:
Investments	(37,288,391)
Futures contracts	147,512
(37,140,879)

Net realized and unrealized gain (loss)	(10,892,572)

Net Increase (Decrease) in Net Assets Resulting from Operations	$85,632,632

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED MAY 31, 2013 AND MAY 31, 2012
Increase (Decrease) in Net Assets	May 31, 2013	May 31, 2012
Operations
Net investment income (loss)	$96,525,204	$88,153,034
Net realized gain (loss)	26,248,307	12,453,169
Change in net unrealized appreciation (depreciation)	(37,140,879)	138,567,633
Net increase (decrease) in net assets resulting from operations	85,632,632	239,173,836

Distributions to Shareholders
From net investment income:
Investor Class	(49,166,661)	(53,402,739)
Institutional Class	(45,328,572)	(33,320,942)
A Class	(1,690,838)	(1,164,027)
C Class	(349,107)	(265,357)
From net realized gains:
Investor Class	(2,471,564)	—
Institutional Class	(2,267,527)	—
A Class	(102,078)	—
C Class	(31,631)	—
Decrease in net assets from distributions	(101,407,978)	(88,153,065)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	604,111,246	1,340,254,893

Net increase (decrease) in net assets	588,335,900	1,491,275,664

Net Assets
Beginning of period	3,494,899,084	2,003,623,420
End of period	$4,083,234,984	$3,494,899,084

Distributions in excess of net investment income	$(9,974)	—

See Notes to Financial Statements.

Notes to Financial Statements

MAY 31, 2013

1. Organization

American Century Municipal Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Intermediate-Term Tax-Free Bond Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under the 1940 Act. The fund’s investment objectives are to seek safety of principal and high current income that is exempt from federal income tax.

The fund offers the Investor Class, the Institutional Class, the A Class and the C Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and when-issued securities. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1625% to 0.2800%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class and C Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the year ended May 31, 2013 was 0.46% for the Investor Class, A Class and C Class and 0.26% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended May 31, 2013 are detailed in the Statement of Operations.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust’s investment advisor, ACIM, the trust’s distributor, ACIS, and the trust’s transfer agent, American Century Services, LLC are wholly owned, directly or indirectly, by ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended May 31, 2013 were $2,706,727,329 and $2,167,857,179, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended May 31, 2013		Year ended May 31, 2012
	Shares	Amount	Shares	Amount
Investor Class
Sold	47,019,450	$551,218,612	40,871,530	$465,461,518
Issued in reinvestment of distributions	3,787,870	44,422,612	4,084,424	46,446,530
Redeemed	(43,785,744)	(513,088,452)	(31,582,968)	(358,854,987)
	7,021,576	82,552,772	13,372,986	153,053,061
Institutional Class
Sold	91,497,846	1,073,345,186	134,507,494	1,515,717,799
Issued in reinvestment of distributions	3,634,765	42,634,056	2,607,783	29,793,153
Redeemed	(52,427,916)	(614,440,212)	(34,989,246)	(399,807,764)
	42,704,695	501,539,030	102,126,031	1,145,703,188
A Class
Sold	3,743,406	43,876,794	4,137,852	47,170,553
Issued in reinvestment of distributions	111,279	1,305,587	68,595	782,695
Redeemed	(2,704,248)	(31,705,784)	(1,404,109)	(15,900,109)
	1,150,437	13,476,597	2,802,338	32,053,139
C Class
Sold	978,614	11,456,972	1,089,035	12,382,410
Issued in reinvestment of distributions	22,131	259,490	16,873	192,128
Redeemed	(441,709)	(5,173,615)	(273,540)	(3,129,033)
	559,036	6,542,847	832,368	9,445,505
Net increase (decrease)	51,435,744	$604,111,246	119,133,723	$1,340,254,893

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•

Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund’s investment securities and unrealized gain (loss) on futures contracts were classified as Level 2 and Level 1, respectively. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund regularly purchased and sold interest rate risk derivative instruments throughout the reporting period, though the amounts held at period end as disclosed on the Schedule of Investments were lower than the fund’s typical volume during the period.

The value of interest rate risk derivative instruments as of May 31, 2013, is disclosed on the Statement of Assets and Liabilities as a liability of $118,594 in payable for variation margin on futures contracts.* For the year ended May 31, 2013, the effect of interest rate risk derivative instruments on the Statement of Operations was $3,132,017 in net realized gain (loss) on futures contract transactions and $147,512 in change in net unrealized appreciation (depreciation) on futures contracts.

*Included in the unrealized gain (loss) on futures contracts as reported in the Schedule of Investments.

8. Federal Tax Information

The tax character of distributions paid during the years ended May 31, 2013 and May 31, 2012 were as follows:

	2013	2012
Distributions Paid From
Exempt income	$96,535,178	$88,116,587
Taxable ordinary income	—	$36,478
Long-term capital gains	$4,872,800	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of May 31, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$3,923,788,572
Gross tax appreciation of investments	$197,147,378
Gross tax depreciation of investments	(12,732,545)
Net tax appreciation (depreciation) of investments	$184,414,833
Net tax appreciation (depreciation) on derivatives	—
Net tax appreciation (depreciation)	$184,414,833
Other book-to-tax adjustments	$(1,351,349)
Undistributed tax-exempt income	$(9,974)
Accumulated long-term gains	$10,750,905

The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Financial Highlights

For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:				Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2013	$11.63	0.29	(2)	(0.01)	0.28	(0.29)	(0.01)	(0.30)	$11.61	2.43%	0.47%	0.47%	2.44%	2.44%	58%	$2,040,120
2012	$11.06	0.33	(2)	0.57	0.90	(0.33)	—	(0.33)	$11.63	8.28%	0.47%	0.47%	2.91%	2.91%	62%	$1,963,542
2011	$11.09	0.39	(2)	(0.03)	0.36	(0.39)	—	(0.39)	$11.06	3.31%	0.47%	0.48%	3.53%	3.52%	14%	$1,717,930
2010	$10.70	0.40	(2)	0.39	0.79	(0.40)	—	(0.40)	$11.09	7.48%	0.48%	0.48%	3.61%	3.61%	14%	$1,705,065
2009	$10.74	0.41		(0.04)	0.37	(0.41)	—	(0.41)	$10.70	3.58%	0.49%	0.49%	3.89%	3.89%	37%	$1,198,419
Institutional Class
2013	$11.64	0.31	(2)	(0.02)	0.29	(0.31)	(0.01)	(0.32)	$11.61	2.55%	0.27%	0.27%	2.64%	2.64%	58%	$1,939,174
2012	$11.06	0.35	(2)	0.59	0.94	(0.36)	—	(0.36)	$11.64	8.59%	0.27%	0.27%	3.11%	3.11%	62%	$1,447,044
2011	$11.09	0.41	(2)	(0.03)	0.38	(0.41)	—	(0.41)	$11.06	3.51%	0.27%	0.28%	3.73%	3.72%	14%	$245,759
2010	$10.70	0.42	(2)	0.39	0.81	(0.42)	—	(0.42)	$11.09	7.69%	0.28%	0.28%	3.81%	3.81%	14%	$221,014
2009	$10.74	0.43		(0.04)	0.39	(0.43)	—	(0.43)	$10.70	3.78%	0.29%	0.29%	4.09%	4.09%	37%	$111,882

For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:				Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(1)	Operating Expenses		Operating Expenses (before expense waiver)		Net Investment Income (Loss)		Net Investment Income (Loss) (before expense waiver)		Portfolio Turnover Rate		Net Assets, End of Period (in thousands)
A Class
2013	$11.64	0.26	(2)	(0.02)	0.24	(0.26)	(0.01)	(0.27)	$11.61	2.09%	0.72%		0.72%		2.19%		2.19%		58%		$78,349
2012	$11.06	0.30	(2)	0.59	0.89	(0.31)	—	(0.31)	$11.64	8.11%	0.72%		0.72%		2.66%		2.66%		62%		$65,158
2011	$11.09	0.36	(2)	(0.03)	0.33	(0.36)	—	(0.36)	$11.06	3.05%	0.72%		0.73%		3.28%		3.27%		14%		$30,930
2010(3)	$11.03	0.09	(2)	0.06	0.15	(0.09)	—	(0.09)	$11.09	1.35%	0.73	%(4)	0.73	%(4)	3.19	%(4)	3.19	%(4)	14	%(5)	$3,951
C Class
2013	$11.63	0.17	(2)	(0.02)	0.15	(0.17)	(0.01)	(0.18)	$11.60	1.33%	1.47%		1.47%		1.44%		1.44%		58%		$25,592
2012	$11.05	0.22	(2)	0.58	0.80	(0.22)	—	(0.22)	$11.63	7.30%	1.47%		1.47%		1.91%		1.91%		62%		$19,155
2011	$11.08	0.28	(2)	(0.03)	0.25	(0.28)	—	(0.28)	$11.05	2.28%	1.47%		1.48%		2.53%		2.52%		14%		$9,005
2010(3)	$11.03	0.06	(2)	0.06	0.12	(0.07)	—	(0.07)	$11.08	1.07%	1.48	%(4)	1.48	%(4)	2.33	%(4)	2.33	%(4)	14	%(5)	$1,673

Notes to Financial Highlights

(1)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(2)	Computed using average shares outstanding throughout the period.

(3)	March 1, 2010 (commencement of sale) through May 31, 2010.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended May 31, 2010.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Municipal Trust
and Shareholders of the Intermediate-Term Tax-Free Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Intermediate-Term Tax-Free Bond Fund (one of the four funds comprising the American Century Municipal Trust, hereafter referred to as the “Fund”) at May 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

July 22, 2013

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	41	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	41	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	41	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	41	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	41	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	41	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	41	Cadence Design Systems; Exponent; Financial Engines

Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	106	None

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007

President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006

Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $96,988,900 as exempt interest dividends for the fiscal year ended May 31, 2013.

The fund hereby designates $4,872,800, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended May 31, 2013.

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Municipal Trust

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

CL-ANN-78954 1307

ANNUAL REPORT              MAY 31, 2013

Long-Term Tax-Free Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	23
Statement of Operations	24
Statement of Changes in Net Assets	25
Notes to Financial Statements	26
Financial Highlights	31
Report of Independent Registered Public Accounting Firm	33
Management	34
Additional Information	37

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

        Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended May 31, 2013. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Positive Fiscal-Year Returns for Stocks and Municipal Bonds

The 12-month reporting period ended May 31, 2013 started with softening global economic conditions and growing uncertainty in the summer of 2012 as the U.S. elections and dreaded U.S. fiscal deadlines loomed ahead. These factors, and the recession fears they represented, helped provoke aggressive monetary intervention by central banks, which encouraged investors to take more risk.

In this “risk-on” investing environment, stocks generally outperformed bonds, broad non-U.S. stock measures outperformed their broad U.S. stock counterparts, and U.S. municipal bonds generally outperformed U.S. Treasury bonds.

Non-U.S., U.S. mid-cap, small-cap, and value stock indices achieved performance leadership during the period, outpacing the S&P 500 Index’s 27.28% return. The MSCI EAFE Index, for example, returned 31.62%. U.S. bond index returns ranged from roughly 15% gains for corporate high-yield indices all the way down to negative returns for longer-maturity U.S. Treasury benchmarks. For example, the 10-year U.S. Treasury note returned –2.17%, according to Barclays, as its yield rose over half a percentage point, from 1.56% to 2.13%.

Municipal bonds, which enjoyed strong demand for much of the period, generally fit more in the middle of the U.S. bond return spectrum. The Barclays Municipal Bond Index advanced 3.05%.

The U.S. economy is showing signs of improvement in 2013, particularly the long-depressed housing market. However, U.S. economic growth remains subpar compared with past recession recoveries, and is still vulnerable to fiscal, financial, and overseas threats that could trigger further slowdowns and market volatility.

Under these conditions, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this challenging environment.

Sincerely,

Jonathan Thomas

President and Chief Executive Officer

American Century Investments

2

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Municipals Outpaced Treasuries

For the 12-month period ended May 31, 2013, municipal bonds (munis) posted positive performance. Munis were among the fixed income market’s leading performers for the period, outpacing U.S. Treasury securities and the broad taxable investment-grade bond benchmark (Barclays U.S. Aggregate Bond Index) in an environment of generally improving state finances and stable-to-improving credit trends. Furthermore, in the ongoing low-yield environment, muni yields looked relatively attractive, particularly to high-tax-bracket investors on an after-tax basis.

Once again, investors wavered between risk taking and risk aversion. Throughout the period, mixed economic data and political uncertainty (which emerged prior to and following November’s presidential election and as Congress debated tax policy and the federal budget) influenced market sentiment. But, overall, the modest economic gains were sufficient for risk taking to prevail, and lower-quality, higher-yielding securities drove performance in the fixed income market.

Throughout the period, demand for munis remained relatively strong and supply was generally robust, primarily due to continued refinancings from municipalities taking advantage of low interest rates. The Federal Reserve (the Fed) continued to support the low-rate environment, keeping its overnight interest rate target near 0%. In addition, the Fed launched its third and most aggressive quantitative easing program (QE3), which has the Fed purchasing $40 billion of mortgage-backed securities and $45 billion in Treasury securities each month until economic growth and employment improve.

Conditions Favored Longer-Maturity and High-Yield Munis

Against this low-rate backdrop, investors’ demand for yield led to solid results from longer-maturity and lower-quality munis, which outperformed the broad muni benchmark for the 12-month period. Additionally, May 2013 marked the 18th-consecutive month of positive performance for high-yield munis.

Volatility Likely on the Rise

In the final month of the reporting period, Treasury yields increased sharply (putting upward pressure on muni yields as well) in anticipation that the Fed may start scaling back its bond purchases later in 2013. This speculation sparked a selloff among bonds, but this spike in rates largely retraced an earlier decline in yields.

U.S. Fixed-Income Total Returns
For the 12 months ended May 31, 2013
Barclays Municipal Market Indices		Barclays U.S. Taxable Market Indices
Municipal High Yield Bond	11.88%	Aggregate Bond	0.92%
Long-Term Municipal Bond	4.69%	Treasury Bond	-0.89%
Municipal Bond	3.05%
7 Year Municipal Bond	2.07%

3

Performance

Total Returns as of May 31, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
A Class No sales charge* With sales charge*	MMBAX	2.91% -1.71%	5.63% 4.65%	4.12%(1) 3.64%(1)	5.41%(1) 5.11%(1)	3/31/97
Barclays Municipal Bond Index	—	3.05%	5.69%	4.68%	5.62%	—
Investor Class	ACLVX	3.17%	5.91%	—	5.13%	4/3/06
Institutional Class	ACLSX	3.38%	6.10%	—	5.32%	4/3/06
C Class	ACTCX	2.15%	4.86%	—	4.09%	4/3/06

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Long-Term Tax-Free acquired all the net assets of the Mason Street Municipal Bond Fund on March 31, 2006, pursuant to a plan of reorganization approved by the acquired fund’s shareholders on March 15, 2006. Performance information prior to April 1, 2006, is that of the Mason Street Municipal Bond Fund.

(1)	Returns would have been lower if a portion of the fees had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Growth of $10,000 Over 10 Years
$10,000 investment made May 31, 2003*

*	The A Class’s initial investment is $9,550 to reflect the maximum 4.50% initial sales charge.

**	Ending value may have been lower if fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class
0.48%	0.28%	0.73%	1.48%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: Alan Kruss, Joseph Gotelli, and Steven Permut

Performance Summary

Long-Term Tax-Free returned 2.91%* for the fiscal year ended May 31, 2013. By comparison, the Barclays Municipal Bond Index returned 3.05%. Fund returns reflect operating expenses, while index returns do not. (See pages 4 and 5 for additional performance comparisons.)

The fund’s absolute return for the reporting period reflected the positive performance of municipal bond (muni) indices (see page 3). See the Portfolio Positioning section for relative return factors.

Credit Environment

In general, credit trends in the muni market were stable to improving throughout the period. Muni credit-rating downgrades continued to outpace upgrades, but the overall default rate remained low. We continue to believe it’s unlikely any states will default, but select state credit ratings are likely to remain under downward pressure. Also, more downgrades and defaults may occur at the local level due to lingering effects of the slow recovery from the Great Recession.

The financial stresses at the local level were highlighted early in the period, when the California cities of Stockton, Mammoth Lakes, and San Bernardino filed for bankruptcy protection. Long-term structural budget problems led to the Stockton and San Bernardino filings, while an unfavorable legal judgment pushed Mammoth Lakes into bankruptcy. In addition, California’s elimination of certain local funding programs and state spending cuts also contributed by forcing local municipalities to deal with their financial problems with less state assistance.

We believe these incidents represent isolated events that had little impact on overall municipal credit quality. Most local governments we have reviewed remain in good financial condition despite the slow-growth economy. Meanwhile, state and local tax revenues generally increased during the reporting period, due to improving local economies and/or higher tax rates.

Portfolio Positioning

The fund’s continued emphasis on revenue bonds over general obligation (GO) bonds aided relative performance during the period. In particular, we favored essential service (such as those that finance water and sewer projects) revenue bonds, which tend to be higher-quality securities, along with transportation, and sales-tax secured bonds. These securities generally outperformed GO bonds during the fund’s fiscal year.

Security selection among lower-quality munis (those with credit ratings of BBB) slightly detracted from performance relative to the benchmark. In particular, selections within the industrial development revenue/pollution control revenue (IDR/PCR) and tobacco sectors weighed on the fund’s relative results. Meanwhile, selections within the hospital sector contributed favorably to performance.

*

All fund returns referenced in this commentary are for A Class shares and are not reduced by sales charges. A Class shares are subject to a maximum sales charge of 4.50%. Had the sales charge been applied, returns would have been lower than those shown.

6

A position designed to benefit when the gap between Treasury and muni yields narrows also aided performance. At two different times—once early in the period, and once late in the period—the fund took advantage of a higher-than-normal yield ratio (greater than 100%) between 10-year Treasuries and 10-year AAA-rated munis. This strategy was effective as the yield ratio eventually returned to normal (less than 100%) and we exited the strategy.

Outlook

In the final month of the reporting period, some confusing comments from the Federal Reserve about potential reductions in its “quantitative easing” activity—a bond-buying program that has helped fuel financial market gains—sparked a selloff among most bond market sectors, particularly lower-quality, less liquid securities.

We already had been increasing exposure to more liquid, higher-quality munis. We believe if the recent selloff among risk assets continues, the fund will be well positioned to add back riskier securities at much more attractive prices. Additionally, if interest rates rise further and bond fund outflows increase, our higher-quality bias potentially can protect our investors more than a lower-quality bias. As always, we expect our fundamental credit research and risk management capabilities should continue to drive results.

7

Fund Characteristics

MAY 31, 2013
Portfolio at a Glance
Weighted Average Maturity	14.1 years
Average Duration (Modified)	5.2 years

Top Five Sectors	% of fund investments
General Obligation (GO)	25%
Transportation Revenue	15%
Water/Sewer/Gas Revenue	9%
Hospital Revenue	9%
Lease/Certificate of Participation	9%

Top Five States and Territories	% of net assets
California	19.9%
New York	15.4%
Texas	7.3%
New Jersey	5.7%
Puerto Rico	5.5%

Types of Investments in Portfolio	% of net assets
Municipal Securities	99.8%
Other Assets and Liabilities	0.2%

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from December 1, 2012 to May 31, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 12/1/12	Ending Account Value 5/31/13	Expenses Paid During Period(1) 12/1/12 – 5/31/13	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$985.20	$2.33	0.47%
Institutional Class	$1,000	$985.30	$1.34	0.27%
A Class	$1,000	$983.10	$3.56	0.72%
C Class	$1,000	$980.30	$7.26	1.47%
Hypothetical
Investor Class	$1,000	$1,022.59	$2.37	0.47%
Institutional Class	$1,000	$1,023.59	$1.36	0.27%
A Class	$1,000	$1,021.34	$3.63	0.72%
C Class	$1,000	$1,017.60	$7.39	1.47%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments

MAY 31, 2013

	Principal Amount	Value
Municipal Securities — 99.8%
ALABAMA — 0.9%
East Alabama Health Care Facilities Authority Rev., Series 2008 B, VRDN, 5.00%, 9/1/13, Prerefunded at 100% of Par(1)	$ 500,000	$505,940
Eutaw Industrial Development Board Pollution Control Rev., (Mississippi Power Co.), VRDN, 0.13%, 6/3/13	300,000	300,000
		805,940
ARIZONA — 2.4%
Arizona Department of Transportation State Highway Fund Rev., Series 2011 A, (Sub Highway Revenue), 5.00%, 7/1/22	100,000	120,673
Arizona Transportation Board Rev., 4.00%, 7/1/15	500,000	538,555
City of Mesa Excise Tax Rev., 5.00%, 7/1/27	100,000	111,244
Mohave County Industrial Development Authority Correctional Facilities Contract Rev., (Mohave Prison, LLC Expansion), 8.00%, 5/1/25	200,000	253,588
Phoenix Civic Improvement Corp. Airport Rev., Series 2010 A, (Junior Lien), 5.00%, 7/1/40	50,000	53,614
Phoenix Civic Improvement Corp. Wastewater System Rev., (Senior Lien), 5.50%, 7/1/24	250,000	299,097
Salt River Project Agricultural Improvement & Power District Rev., Series 2009 A, (Electric System Distribution), 5.00%, 1/1/39	340,000	378,852
University Medical Center Corp. Rev., 6.50%, 7/1/39	300,000	343,002
		2,098,625
CALIFORNIA — 19.9%
Alameda Corridor Transportation Authority Rev., Capital Appreciation, Series 1999 A, 0.00%, 10/1/32 (NATL-RE)(2)	440,000	182,120
Anaheim Public Financing Authority Rev., (Electric System Distribution), 5.25%, 10/1/34	200,000	229,294
Bay Area Toll Authority Toll Bridge Rev., (San Francisco Bay Area), 5.00%, 4/1/26	100,000	117,536
Bay Area Toll Authority Toll Bridge Rev., Series 2006 F, (San Francisco Bay Area), 5.00%, 4/1/16, Prerefunded at 100% of Par(1)	270,000	303,974
Bay Area Toll Authority Toll Bridge Rev., Series 2007 A1, (San Francisco Bay Area), VRDN, 0.82%, 6/6/13	200,000	201,578
Bay Area Toll Authority Toll Bridge Rev., Series 2008 F1, (San Francisco Bay Area), 5.00%, 4/1/39	300,000	328,452
Bay Area Toll Authority Toll Bridge Rev., Series 2009 F1, (San Francisco Bay Area), 5.125%, 4/1/39	200,000	224,184
California Department of Water Resources Power Supply Rev., Series 2005 G4, 5.00%, 5/1/16	100,000	113,050
California Department of Water Resources Power Supply Rev., Series 2008 H, 5.00%, 5/1/22	120,000	139,885
California Economic Recovery GO, Series 2009 B, VRDN, 5.00%, 7/1/14	690,000	724,776
California Educational Facilities Authority Rev., Series 2012 U-2, (Stanford University), 5.00%, 10/1/32	300,000	379,641
California GO, 5.00%, 3/1/15	500,000	539,540
California GO, 5.00%, 9/1/16	250,000	283,685
California GO, 4.00%, 9/1/18	400,000	455,900
California GO, 5.00%, 9/1/24	200,000	236,912
California GO, 5.00%, 6/1/25	130,000	137,994
California GO, 5.00%, 9/1/25	150,000	171,375
California GO, 5.625%, 4/1/26	500,000	587,050
California GO, 5.75%, 4/1/27	500,000	587,310
California GO, 5.00%, 2/1/28 (Ambac)	335,000	403,601
California GO, 5.75%, 4/1/28	500,000	585,160
California GO, 5.25%, 9/1/28	200,000	232,582
California GO, 5.00%, 10/1/29	200,000	221,326
California GO, 5.00%, 10/1/41	100,000	108,535
California GO, 5.00%, 2/1/43	250,000	273,540
California GO, Series 2012 B, VRN, 1.27%, 6/6/13	200,000	203,438

11

Principal Amount	Value
California Health Facilities Financing Authority Rev., Series 2008 C, (Providence Health & Services), 6.50%, 10/1/18, Prerefunded at 100% of Par(1)	$ 10,000	$12,791
California Health Facilities Financing Authority Rev., Series 2008 C, (Providence Health & Services), 6.50%, 10/1/38	245,000	294,010
California Health Facilities Financing Authority Rev., Series 2009 A, (Catholic Healthcare West), 6.00%, 7/1/39	300,000	356,763
California Health Facilities Financing Authority Rev., Series 2011 D, (Sutter Health), 5.25%, 8/15/31	150,000	171,972
California Health Facilities Financing Authority Rev., Series 2012 A, (Scripps Health), 5.00%, 11/15/40	200,000	218,500
California Infrastructure & Economic Development Bank Rev., Series 2012 B1, (J. Paul Getty Trust), VRDN, 0.42%, 6/6/13	750,000	750,810
California Municipal Finance Authority Rev., (Emerson College), 5.00%, 1/1/28	275,000	306,966
California Public Works Board Lease Rev., Series 2005 A, (Department of General Services - Butterfield), 5.00%, 6/1/15	110,000	119,703
California Public Works Board Lease Rev., Series 2011 D, (Judicial Council Projects), 5.00%, 12/1/31	500,000	546,845
California Public Works Board Lease Rev., Series 2012 A, (Various Capital Projects), 5.00%, 4/1/37	400,000	427,500
California Public Works Board Lease Rev., Series 2012 G, (Various Capital Projects), 5.00%, 11/1/37	200,000	214,504
California Statewide Communities Development Authority Rev., (Proposition 1A Receivables), 5.00%, 6/15/13	750,000	751,395
California Statewide Communities Development Authority Rev., Series 2009 A, (Kaiser Permanente), 5.00%, 4/1/16	250,000	280,480
California University Systemwide Rev., Series 2009 A, 5.25%, 11/1/34	300,000	337,341
Chaffey Community College District GO, Series 2007 C, (Election of 2002), 5.00%, 6/1/32 (NATL-RE)	265,000	291,725
Chula Vista Rev., Series 2006 A, (San Diego Gas and Electric), 1.65%, 7/1/18	300,000	303,090
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2013 A, 5.00%, 6/1/30	100,000	110,652
Long Beach Bond Finance Authority Natural Gas Purchase Rev., Series 2007 A, 5.00%, 11/15/35	200,000	225,638
Los Angeles Department of Airports Rev., Series 2010 A, (Los Angeles International Airport), 5.00%, 5/15/40	120,000	133,175
Los Angeles Department of Airports Rev., Series 2010 B, (Los Angeles International Airport), 5.00%, 5/15/21	250,000	296,525
Los Angeles Department of Water & Power Rev., Series 2008 A1, (Power System), 5.25%, 7/1/38	400,000	448,560
Los Angeles Department of Water & Power Waterworks Rev., Series 2011 A, 5.00%, 7/1/36	150,000	166,290
Los Angeles Unified School District GO, Series 2011 A2, 5.00%, 7/1/21	300,000	370,020
Metropolitan Water District of Southern California Rev., Series 2009 C, 5.00%, 7/1/35	100,000	113,614
Northern California Power Agency Rev., Series 2009 A, (Geothermal Project No. 3), 5.25%, 7/1/24	200,000	229,518
Palomar Pomerado Health Care District COP, 6.00%, 11/1/41	250,000	269,413
Poway Unified School District Rev., Capital Appreciation, (School Facilities Improvement), 0.00%, 8/1/41(2)	500,000	126,235
San Bernardino Community College District GO, Series 2008 A, (Election of 2002), 6.25%, 8/1/18, Prerefunded at 100% of Par(1)	290,000	367,158

12

Principal Amount	Value

San Buenaventura Rev., (Community Memorial Health System), 7.50%, 12/1/41	$ 100,000	$121,826
San Diego County Regional Transportation Commission Rev., Series 2012 A, 5.00%, 4/1/48	150,000	166,872
San Diego Public Facilities Financing Sewer Authority Rev., Series 2010 A, 5.25%, 5/15/24	50,000	59,489
San Diego Public Facilities Financing Water Authority Rev., Series 2010 A, 5.00%, 8/1/23	70,000	83,658
San Diego Unified School District GO, Capital Appreciation, Series 2012 R-1, 0.00%, 7/1/30(2)	200,000	95,486
Tuolumne Wind Project Authority Rev., Series 2009 A, 5.875%, 1/1/29	250,000	295,640
Yosemite Community College District GO, Capital Appreciation, Series 2010 D, (Election of 2004), 0.00%, 8/1/38(2)	1,000,000	296,100
		17,332,702
COLORADO — 2.1%
Colorado Educational & Cultural Facilities Authority Rev., Series 2008 A12, (National Jewish Federation Bond), VRDN, 0.10%, 6/3/13 (LOC: Bank of America N.A.)	300,000	300,000
Colorado Health Facilities Authority Rev., Series 2008 D, (Catholic Health Initiatives), 6.25%, 10/1/33	240,000	286,354
Denver City and County Airport Rev., Series 2012 B, 5.00%, 11/15/25	250,000	294,757
Regional Transportation District Rev., Series 2012 A, (Fastracks Project), 5.00%, 11/1/25	200,000	239,150
Regional Transportation District Rev., Series 2012 A, (Fastracks Project), 5.00%, 11/1/26	200,000	237,256
Regional Transportation District Private Activity Rev., (Denver Transit Partners), 6.00%, 1/15/41	220,000	250,745
University of Colorado Enterprise System Rev., Series 2009 A, 5.25%, 6/1/30	200,000	232,220
		1,840,482
CONNECTICUT — 2.0%
Connecticut GO, Series 2012 A, VRDN, 0.34%, 6/6/13	1,000,000	1,001,830
Connecticut GO, Series 2012 E, 5.00%, 9/15/26	200,000	237,396
Connecticut Health & Educational Facilities Authority Rev., Series 2007 I, (Quinnipiac University), 5.00%, 7/1/17 (NATL-RE)	200,000	227,242
Connecticut Health & Educational Facilities Authority Rev., Series 2010 A3, (Yale University), VRDN, 0.875%, 2/8/18	300,000	298,839
		1,765,307
DELAWARE — 0.1%
New Castle County GO, Series 2009 A, 5.00%, 7/15/27	100,000	116,271
DISTRICT OF COLUMBIA — 1.5%
District of Columbia Rev., Series 2011 G, (Income Tax Secured), 5.00%, 12/1/36	300,000	337,416
District of Columbia Water & Sewer Authority Public Utility Rev., Series 2012 B1, VRDN, 0.60%, 6/6/13	500,000	500,450
Washington Metropolitan Area Transit Authority Rev., Series 2009 A, 5.00%, 7/1/17	400,000	462,560
		1,300,426
FLORIDA — 3.6%
Broward County Airport System Rev., Series 2012 Q-1, 5.00%, 10/1/24	100,000	116,150
Broward County School Board COP, Series 2012 A, 5.00%, 7/1/26	200,000	228,010
Citizens Property Insurance Corp. Rev., Series 2010 A1, (Second High Risk Notes), 5.25%, 6/1/17	200,000	231,312
Citizens Property Insurance Corp. Rev., Series 2012 A1, (Senior Secured), 5.00%, 6/1/18	300,000	349,575
Florida Board of Education Capital Outlay GO, Series 2007 G, 4.75%, 6/1/37 (NATL-RE)	250,000	275,733
Florida Board of Education Capital Outlay GO, Series 2011 B, 5.125%, 6/1/40	300,000	332,187
Lee County School Board COP, Series 2012 B, 5.00%, 8/1/17	200,000	230,224
Miami-Dade County Rev., Series 2012 B, 5.00%, 10/1/37	100,000	108,899

13

Principal Amount	Value

Miami-Dade County Educational Facilities Authority Rev., Series 2008 A, (University of Miami), 5.50%, 4/1/38	$ 200,000	$218,272
Miami-Dade County Transit Sales Surtax Rev., (Sales Tax), 5.00%, 7/1/42	250,000	271,555
Orlando & Orange County Expressway Authority Rev., Series 2010 A, 5.00%, 7/1/40	85,000	91,800
Orlando Utilities Commission System Rev., Series 2009 B, 5.00%, 10/1/33	210,000	242,953
St. Petersburg Health Facilities Authority Rev., Series 2009 A, (All Children’s Health Facilities), 6.50%, 11/15/39	300,000	351,312
Tampa Bay Water Regional Water Supply Authority Utility System Rev., Series 2011 A, 5.00%, 10/1/17	100,000	117,141
		3,165,123
GEORGIA — 1.9%
Atlanta Airport Rev., Series 2010 C, 5.75%, 1/1/23	250,000	303,590
Atlanta Airport Rev., Series 2010 C, 5.25%, 1/1/30	200,000	226,186
Burke County Development Authority Rev., (Georgia Power Co. Plant Vogtle Project), VRDN, 1.75%, 6/1/17	100,000	102,405
Burke County Development Authority Rev., (Georgia Power Co. Plant Vogtle Project), VRDN, 1.75%, 6/1/17	100,000	102,405
Floyd County Development Authority Rev., (Power Company Plant Hammond), VRDN, 0.85%, 11/19/15	200,000	201,148
Georgia GO, Series 2013 C, 5.00%, 10/1/20	250,000	309,075
Metropolitan Atlanta Rapid Transit Authority Rev., Series 2009 A, (Third Indenture), 5.00%, 7/1/39	400,000	447,592
		1,692,401
GUAM — 0.7%
Guam Government Business Privilege Tax Rev., Series 2011 A, 5.00%, 1/1/31	150,000	164,628
Guam Government GO, Series 2009 A, 6.75%, 11/15/29	250,000	277,512
Guam Power Authority Rev., Series 2012 A, 5.00%, 10/1/34	150,000	163,287
		605,427
HAWAII — 0.4%
Hawaii Pacific Health Special Purpose Rev., Series 2010 B, 5.75%, 7/1/40	200,000	222,504
Honolulu City and County Wastewater System Rev., Series 2012 A, (First Bond Resolution), 5.00%, 7/1/26	100,000	118,371
		340,875
IDAHO — 0.3%
Idaho Health Facilities Authority Rev., (St. Luke’s Regional Medical Center), 5.00%, 7/1/35 (AGM)	250,000	269,515
ILLINOIS — 4.5%
Chicago Board of Education GO, Series 2010 F, 5.00%, 12/1/14	200,000	213,730
Chicago Board of Education GO, Series 2010 F, 5.00%, 12/1/15	200,000	221,702
Chicago Board of Education GO, Series 2010 F, 5.00%, 12/1/16	200,000	227,812
Chicago Metropolitan Water Reclamation District GO, Series 2007 C, 5.25%, 12/1/32	250,000	308,840
Chicago Sales Tax Rev., Series 2011 A, 5.25%, 1/1/38	100,000	111,892
Chicago Waterworks Rev., 5.00%, 11/1/42	200,000	219,424
Cook County GO, Series 2011 A, 5.25%, 11/15/28	200,000	230,720
Illinois Finance Authority Rev., Series 2008 D, (Advocate Health Care Network), 6.25%, 11/1/28	200,000	237,806
Illinois GO, 5.00%, 1/1/15	295,000	313,995
Illinois GO, 5.00%, 1/1/17 (AGM)	200,000	224,814
Illinois GO, 5.00%, 3/1/37	100,000	104,201
Illinois GO, Series 2006 A, 5.00%, 6/1/13	475,000	475,000
Metropolitan Pier & Exposition Authority Rev., Series 2010 B2, (McCormick Place Expansion), 5.00%, 6/15/50	250,000	265,595
Railsplitter Tobacco Settlement Authority Rev., 5.00%, 6/1/15	250,000	270,550
Railsplitter Tobacco Settlement Authority Rev., 5.00%, 6/1/17	150,000	170,868

14

Principal Amount	Value

Railsplitter Tobacco Settlement Authority Rev., 6.00%, 6/1/28	$ 250,000	$298,575
		3,895,524
INDIANA — 0.5%
Indiana Bond Bank Rev., Series 2006 A, (Special Program), 5.00%, 8/1/20 (AGM)	250,000	282,525
Indiana Finance Authority Wastewater Utility Rev., Series 2011 A, (First Lien), 5.25%, 10/1/25	100,000	119,117
		401,642
KANSAS — 0.9%
Kansas State Department of Transportation Highway Rev., Series 2012 A2, VRN, 0.35%, 6/6/13	500,000	500,665
Valdez Marine Terminal Rev., Series 2003 C, (BP Pipelines, Inc.), 5.00%, 1/1/21 (GA: BP PLC)	200,000	238,836
		739,501
KENTUCKY — 0.8%
Kentucky Asset/Liability Commission Agency Fund Rev., Series 2010 A, (Federal Highway Trust), 5.00%, 9/1/20	135,000	163,399
Kentucky Property & Buildings Community Rev., 5.50%, 11/1/28	250,000	290,840
Kentucky Turnpike Authority Economic Development Road Rev., Series 2008 A, (Revitalization), 5.00%, 7/1/17	240,000	279,576
		733,815
LOUISIANA — 0.9%
Louisiana Gasoline & Fuels Tax Rev., Series 2013 B1, (Second Lien), VRDN, 0.61%, 7/1/13	500,000	500,050
Louisiana GO, Series 2013 C, 5.00%, 7/15/26	200,000	240,386
		740,436
MARYLAND — 0.2%
Maryland Economic Development Corp. Student Housing Rev., (University of Maryland, College Park), 5.00%, 6/1/19	150,000	167,189
MASSACHUSETTS — 3.4%
Massachusetts Bay Transportation Authority Rev., Series 2008 A, (Assessment Bonds), 5.25%, 7/1/34	200,000	228,770
Massachusetts Bay Transportation Authority Rev., Series 2012 A, (Assessment Bonds), 5.00%, 7/1/41	150,000	168,305
Massachusetts Development Finance Agency Rev., (Suffolk University), 5.125%, 7/1/40	250,000	266,477
Massachusetts GO, Series 2008 A, (Consolidated Loan), 5.00%, 8/1/24	200,000	232,642
Massachusetts GO, Series 2012 A, VRN, 0.37%, 6/6/13	200,000	200,064
Massachusetts GO, Series 2013 A, 5.00%, 4/1/19	400,000	481,328
Massachusetts Health & Educational Facilities Authority Rev., Series 2009 A, (Harvard University), 5.50%, 11/15/36(3)	200,000	237,158
Massachusetts Port Authority Rev., Series 2012 B, 5.00%, 7/1/19	250,000	300,132
Massachusetts Port Authority Rev., Series 2012 B, 5.00%, 7/1/33	250,000	283,430
Massachusetts School Building Authority Sales Tax Rev., Series 2012 A, (Senior Lien), 5.00%, 8/15/30	250,000	290,932
Massachusetts School Building Authority Sales Tax Rev., Series 2012 B, 5.00%, 8/15/30	100,000	116,373
Massachusetts Water Resources Authority Rev., Series 2011 C, 5.25%, 8/1/42	150,000	171,881
		2,977,492
MICHIGAN — 1.7%
Detroit City School District GO, Series 2012 A, (Building & Site), 5.00%, 5/1/31 (Q-SBLF)	250,000	276,987
Detroit Water and Sewerage Department Disposal Sewage System Rev., Series 2012 A, (Senior Lien), 5.25%, 7/1/26	100,000	111,048
Detroit Water and Sewerage Department Disposal Sewage System Rev., Series 2012 A, (Senior Lien), 5.00%, 7/1/32	250,000	263,710
Detroit Water and Sewerage Department Disposal Sewage System Rev., Series 2012 A, (Senior Lien), 5.25%, 7/1/39	425,000	453,598
Detroit Water Supply System Rev., Series 2011 C, (Senior Lien), 5.00%, 7/1/41	150,000	154,722

15

Principal Amount	Value

Michigan Finance Authority Rev., (Detroit School District), 5.50%, 6/1/21	$ 150,000	$176,255
		1,436,320
MINNESOTA — 0.6%
Minneapolis-St. Paul Metropolitan Airports Commission Rev., Series 2007 B, 5.00%, 1/1/25 (NATL-RE/FGIC)	300,000	334,548
Minnesota GO, 5.00%, 6/1/18	200,000	225,548
		560,096
MISSISSIPPI — 0.3%
Mississippi Development Bank Special Obligation Rev., (Marshall County Industrial Development Authority), 5.00%, 1/1/27	250,000	286,870
MISSOURI — 0.3%
Missouri Health & Educational Facilities Authority Rev., Series 2008 A, (Washington University), 5.375%, 3/15/39	250,000	288,033
NEBRASKA — 0.2%
Nebraska Public Power District Rev., Series 2008 B, 5.00%, 1/1/24	150,000	172,056
NEVADA — 0.5%
Clark County Airport System Rev., Series 2008 E, 5.00%, 7/1/14	200,000	209,968
Nevada GO, Series 2013 D1, 5.00%, 3/1/22	200,000	243,228
		453,196
NEW JERSEY — 5.7%
Monmouth County GO, (County College Bonds), 4.00%, 9/15/19	250,000	277,645
New Jersey Economic Development Authority Rev., 5.00%, 6/15/15	250,000	270,770
New Jersey Economic Development Authority Rev., Series 2011 EE, (School Facilities Construction), 5.00%, 9/1/23	70,000	81,622
New Jersey Educational Facilities Authority Rev., Series 2012 B, (Rampano College), 5.00%, 7/1/37	200,000	221,116
New Jersey GO, 5.00%, 6/1/17	200,000	232,412
New Jersey GO, Series 2010 Q, 5.00%, 8/15/15	250,000	275,337
New Jersey Health Care Facilities Financing Authority Rev., (Hackensack University Medical Center), 5.00%, 1/1/34	200,000	209,874
New Jersey Health Care Facilities Financing Authority Rev., (The Robert Wood Johnson Foundation), 5.00%, 7/1/31	200,000	217,804
New Jersey Health Care Facilities Financing Authority Rev., Series 2012 A, (Saint Barnabas Corp.), 5.00%, 7/1/24	200,000	228,856
New Jersey Institute of Technology Rev., Series 2012 A, 5.00%, 7/1/42	200,000	221,770
New Jersey Sports & Exposition Authority Rev., Series 2008 B, 5.00%, 9/1/18	150,000	175,208
New Jersey State Turnpike Authority Rev., Series 2009 H, 5.00%, 1/1/36	250,000	269,718
New Jersey Transportation Trust Fund Authority Rev., Series 2005 B, 5.50%, 12/15/21 (NATL-RE)	400,000	495,924
New Jersey Transportation Trust Fund Authority Rev., Series 2006 A, 5.25%, 12/15/20 (AGM)	225,000	275,252
New Jersey Transportation Trust Fund Authority Rev., Series 2006 A, 5.25%, 12/15/20	250,000	305,442
New Jersey Transportation Trust Fund Authority Rev., Series 2006 A, 5.25%, 12/15/21 (NATL-RE)	210,000	256,326
New Jersey Transportation Trust Fund Authority Rev., Series 2006 A, 5.25%, 12/15/22 (AGM)	100,000	121,773
New Jersey Transportation Trust Fund Authority Rev., Series 2010 D, 5.25%, 12/15/23	275,000	335,794
New Jersey Transportation Trust Fund Authority Rev., Series 2010 D, 5.00%, 12/15/24	265,000	318,294
New Jersey Transportation Trust Fund Authority Rev., Capital Appreciation, Series 2010 A, 0.00%, 12/15/31(2)	400,000	174,816
		4,965,753

16

Principal Amount	Value

NEW YORK — 15.4%
Hudson Yards Infrastructure Corp. Rev., Series 2011 A, 5.75%, 2/15/47	$ 55,000	$63,542
Long Island Power Authority Electric System Rev., Series 2006 F, 5.00%, 5/1/17 (NATL-RE)	425,000	484,712
Long Island Power Authority Electric System Rev., Series 2008 A, 6.00%, 5/1/33	250,000	297,360
Long Island Power Authority Electric System Rev., Series 2008 B, 5.25%, 4/1/19 (AGC-ICC)	150,000	177,166
Metropolitan Transportation Authority Rev., Series 2005 G, 5.00%, 11/15/19	250,000	298,110
Metropolitan Transportation Authority Rev., Series 2008 C, 6.50%, 11/15/28	250,000	309,785
Metropolitan Transportation Authority Rev., Series 2012 C, 5.00%, 11/15/41	300,000	325,017
Metropolitan Transportation Authority Rev., Series 2012 E, 5.00%, 11/15/42	250,000	270,437
New York City GO, Series 2013 F1, 5.00%, 3/1/37	100,000	112,868
New York City GO, Series 2013 J, 5.00%, 8/1/23(4)	250,000	305,965
New York City Municipal Water Finance Authority Rev., Series 2012 BB 5.00%, 6/15/47	600,000	654,816
New York City Municipal Water Finance Authority Water & Sewer Rev., Series 2009 GG-1, (Second General Resolution), 5.00%, 6/15/39	70,000	76,800
New York City Municipal Water Finance Authority Water & Sewer System Rev., Series 2004 C, 5.00%, 6/15/14, Prerefunded at 100% of Par(1)	15,000	15,728
New York City Municipal Water Finance Authority Water & Sewer System Rev., Series 2004 C, 5.00%, 6/15/35	235,000	244,212
New York City Municipal Water Finance Authority Water & Sewer System Rev., Series 2011 GG, (Second General Resolution), 5.00%, 6/15/43	250,000	273,417
New York City Transitional Finance Authority Rev., Series 2009 S4, 5.50%, 1/15/39	300,000	347,526
New York City Transitional Finance Authority Rev., Series 2011 1A, 5.00%, 7/15/25	150,000	175,766
New York City Transitional Finance Authority Rev., Series 2011 C, (Future Tax Secured Bonds), 5.00%, 11/1/39	200,000	221,162
New York City Transitional Finance Authority Rev., Series 2013 F1, (Future Tax Secured), 5.00%, 2/1/28	200,000	233,798
New York GO, Series 2009 A, 5.00%, 2/15/39	300,000	339,963
New York GO, Series 2009 C, 5.00%, 8/1/23	500,000	586,480
New York GO, Series 2009 E, 5.00%, 8/1/16	400,000	453,512
New York Liberty Development Corp. Rev., (Goldman Sachs Headquarters), 5.25%, 10/1/35	460,000	536,503
New York Liberty Development Corp. Rev., (World Trade Center), 5.125%, 11/15/44	100,000	108,562
New York State Dormitory Authority Personal Income Tax Rev., Series 2012 A, (General Purpose), 5.00%, 12/15/25	200,000	238,580
New York State Dormitory Authority Rev., (Columbia University), 4.00%, 7/1/13(1)	250,000	250,790
New York State Dormitory Authority Rev., (Mental Health Services Facilities Improvement), 5.50%, 2/15/18	300,000	359,091
New York State Dormitory Authority Rev., Series 2009 A, (North Shore Long Island Jewish Health System), 5.50%, 5/1/37	250,000	279,407
New York State Dormitory Authority Rev., Series 2010 A, (Mount Sinai School of Medicine), 5.00%, 7/1/14	400,000	418,976
New York State Dormitory Authority Rev., Series 2012 A, (State University of New York), 5.00%, 7/1/42	100,000	111,789
New York State Dormitory Authority Rev., Series 2012 D, (General Purpose), 5.00%, 2/15/27	300,000	349,530

17

Principal Amount	Value

New York State Dormitory Authority State Personal Income Tax Rev., Series 2008 A, (General Purpose), 5.00%, 3/15/19	$ 300,000	$353,061
New York State Environmental Facilities Corp. Rev., Series 2009 A, 5.125%, 6/15/38	280,000	321,720
New York State Power Authority Rev., Series 2011 A, 5.00%, 11/15/38	200,000	225,298
New York State Thruway Authority Rev., Series 2012 A, (Local Highway & Bridge), 4.00%, 4/1/14	500,000	515,875
New York State Urban Development Corp. Rev., Series 2009 C, (State Personal Income Tax), 5.00%, 12/15/15	120,000	134,022
New York State Urban Development Corp. Rev., Series 2013 A1, (State Personal Income Tax), 5.00%, 3/15/28	100,000	116,621
New York Urban Development Corp. State Personal Income Tax Rev., Series 2008 A1, (Economic Development & Housing), 5.00%, 12/15/22	340,000	394,828
Niagara Area Development Corp. Solid Waste Disposal Facility Rev., Series 2012 B, (Covanta Holding Corp.), 4.00%, 11/1/24	100,000	102,398
Port Authority of New York & New Jersey Special Obligation Rev., (John F. Kennedy International Airport Terminal), 6.00%, 12/1/42	250,000	291,040
Tobacco Settlement Financing Corp. Rev., Series 2011 A, 5.00%, 6/1/17	360,000	416,254
Tobacco Settlement Financing Corp. Rev., Series 2011 A, 5.00%, 6/1/18	305,000	359,827
Triborough Bridge & Tunnel Authority Rev., Series 2008 B3, VRDN, 5.00%, 11/15/15	350,000	386,848
Triborough Bridge & Tunnel Authority Rev., Series 2008 C, 5.00%, 11/15/38	200,000	222,126
Triborough Bridge & Tunnel Authority Rev., Series 2011 A, 5.00%, 1/1/28	200,000	231,624
Triborough Bridge & Tunnel Authority Rev., Series 2012 B, 4.00%, 11/15/18	200,000	229,930
Triborough Bridge & Tunnel Authority Rev., Capital Appreciation, Series 2012 B, 0.00%, 11/15/32(2)	500,000	242,180
		13,465,022
NORTH CAROLINA — 3.1%
Charlotte-Mecklenburg Hospital Authority Rev., Series 2012 A, 5.00%, 1/15/43	250,000	272,735
North Carolina Eastern Municipal Power Agency Rev., Series 2008 C, 6.75%, 1/1/24	250,000	305,005
North Carolina Eastern Municipal Power Agency Rev., Series 2009 B, 5.00%, 1/1/26	200,000	222,866
North Carolina GO, Series 2013 C, 5.00%, 5/1/24	225,000	285,050
North Carolina Grant Anticipation Rev., VRDN, 4.00%, 3/1/18	200,000	223,330
North Carolina Medical Care Commission Facilities Rev., Series 2012 A, (Duke University Health System), 5.00%, 6/1/42	300,000	332,895
North Carolina Medical Care Commission Health Care Facilities Rev., Series 2012 C, (Wake Forest Baptist), VRDN, 0.86%, 6/6/13	250,000	250,063
North Carolina Municipal Power Agency No. 1 Catawba Electric Rev., Series 2008 A, 5.25%, 1/1/16	300,000	335,745
North Carolina Municipal Power Agency No. 1 Catawba Electric Rev., Series 2012 A, 5.00%, 1/1/15	200,000	214,622
North Carolina Municipal Power Agency No. 1 Catawba Electric Rev., Series 2012 A, 5.00%, 1/1/16	200,000	222,550
		2,664,861
OHIO — 0.3%
Franklin County Hospital Rev., Series 2011 A, (Ohio Health Corp.), 5.00%, 11/15/41	200,000	218,196
OKLAHOMA — 0.2%
Oklahoma Turnpike Authority Rev., Series 2011 A, (Second Series), 5.00%, 1/1/28	150,000	173,234
OREGON — 1.0%
Clackamas County Hospital Facility Authority Rev., Series 2009 A, (Legacy Health System), 5.50%, 7/15/35	200,000	220,300

18

Principal Amount	Value

Oregon GO, Series 2009 A, (State Board of Higher Education), 5.00%, 8/1/38	$ 300,000	$337,944
Oregon Health & Science University Rev., Series 2009 A, 5.75%, 7/1/39	300,000	349,506
		907,750
PENNSYLVANIA — 4.4%
Beaver County Industrial Development Authority Rev., Series 2006 B, (Pollution Control), VRDN, 2.50%, 6/1/17 (GA: First Energy Solutions Corp./First Energy Generation Corp.)	200,000	201,368
Central Dauphin School District GO, 7.00%, 2/1/16, Prerefunded at 100% of Par (NATL-RE)(1)	500,000	585,955
Pennsylvania Economic Development Financing Authority Unemployment Compensation Rev., Series 2012 A, 5.00%, 7/1/18	250,000	298,827
Pennsylvania Economic Development Financing Authority Unemployment Compensation Rev., Series 2012 B, 5.00%, 7/1/20	250,000	299,165
Pennsylvania GO, 5.00%, 11/15/22	100,000	121,411
Pennsylvania GO, 5.00%, 4/1/24	200,000	245,546
Pennsylvania GO, Series 2010 A, 5.00%, 5/1/16	400,000	451,412
Pennsylvania Higher Educational Facilities Authority Rev., (Shippensburg University Student Services, Inc.), 5.00%, 10/1/44	100,000	107,237
Pennsylvania Higher Educational Facilities Authority Rev., Series 2012 1, (Temple University) 5.00%, 4/1/27	100,000	114,663
Pennsylvania Turnpike Commission Rev., Series 2008 C, 6.00%, 6/1/28 (AGC)	200,000	237,196
Pennsylvania Turnpike Commission Rev., Series 2011 B, 5.25%, 12/1/41	150,000	163,005
Philadelphia Gas Works Rev., Series 2009 A, (1998 General Ordinance), 5.00%, 8/1/16	300,000	330,339
Philadelphia Water & Wastewater Rev., Series 2009 A, 5.25%, 1/1/36	250,000	272,603
Pittsburgh GO, Series 2012 B, 5.00%, 9/1/25	150,000	172,089
State Public School Building Authority Lease Rev., (School District of Philadelphia), 5.00%, 4/1/23	100,000	114,664
State Public School Building Authority Lease Rev., (School District of Philadelphia), 5.00%, 4/1/25	100,000	111,752
		3,827,232
PUERTO RICO — 5.5%
Puerto Rico Aqueduct & Sewer Authority Rev., Series 2008 A, (Senior Lien), 5.00%, 7/1/14	500,000	508,830
Puerto Rico Aqueduct & Sewer Authority Rev., Series 2012 A, (Senior Lien), 5.00%, 7/1/17	230,000	238,317
Puerto Rico Aqueduct & Sewer Authority Rev., Series 2012 A, (Senior Lien), 5.00%, 7/1/21	200,000	200,190
Puerto Rico Aqueduct & Sewer Authority Rev., Series 2012 A, (Senior Lien), 5.25%, 7/1/24	200,000	200,922
Puerto Rico Electric Power Authority Rev., Series 2010 DDD, 5.00%, 7/1/21	175,000	181,706
Puerto Rico Electric Power Authority Rev., Series 2010 ZZ, 5.00%, 7/1/19	100,000	106,183
Puerto Rico Electric Power Authority Rev., Series 2010 ZZ, 5.25%, 7/1/22	300,000	311,667
Puerto Rico Electric Power Authority Rev., Series 2012 A, 5.00%, 7/1/42	200,000	191,572
Puerto Rico GO, Series 2002 A, (Public Improvement), 5.50%, 7/1/19 (FGIC)	100,000	106,637
Puerto Rico GO, Series 2007 A, (Public Improvement), 5.50%, 7/1/18	200,000	214,052
Puerto Rico GO, Series 2008 A, 5.125%, 7/1/28	200,000	196,896
Puerto Rico GO, Series 2011 C, (Public Improvement), 5.75%, 7/1/36	385,000	396,889
Puerto Rico GO, Series 2012 A, (Public Improvement), 5.00%, 7/1/41	100,000	95,008
Puerto Rico Highway & Transportation Authority Rev., Series 2007 N, 5.25%, 7/1/30 (Ambac)	325,000	322,273

19

Principal Amount	Value

Puerto Rico Public Buildings Authority Rev., Series 2009 Q, 5.625%, 7/1/39	$ 200,000	$202,246
Puerto Rico Public Finance Corp. Rev., Series 2011 B, (Commonwealth Appropriation), 6.00%, 8/1/24 (SBBPA: Government Development Bank for Puerto Rico)	75,000	78,084
Puerto Rico Public Finance Corp. Rev., Series 2011 B, (Commonwealth Appropriation), 5.50%, 8/1/31 (SBBPA: Government Development Bank for Puerto Rico)	150,000	149,646
Puerto Rico Sales Tax Financing Corp. Rev., Series 2010 A, 5.50%, 8/1/42	350,000	370,044
Puerto Rico Sales Tax Financing Corp. Rev., Series 2010 C, 5.25%, 8/1/41	150,000	156,491
Puerto Rico Sales Tax Financing Corp. Rev., Series 2011 C, 5.00%, 8/1/22	300,000	348,747
Puerto Rico Sales Tax Financing Corp. Rev., Capital Appreciation, Series 2010 A, 0.00%, 8/1/33(2)	390,000	124,207
Puerto Rico Sales Tax Financing Corp. Rev., Capital Appreciation, Series 2011 A1, 0.00%, 8/1/41(2)	700,000	132,230
		4,832,837
SOUTH CAROLINA — 0.4%
Piedmont Municipal Power Agency Electric Rev., Series 2009 A3, 5.00%, 1/1/17	175,000	198,485
South Carolina State Public Service Authority Rev., Series 2012 D, 5.00%, 12/1/43	100,000	108,480
		306,965
TENNESSEE — 0.3%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Rev., Series 2008 A, (Vanderbilt University), 5.00%, 10/1/15	225,000	249,428
TEXAS — 7.3%
Canadian River Municipal Water Authority Rev., (Conjunctive Use Groundwater Supply Project), 5.00%, 2/15/15	300,000	323,607
Canadian River Municipal Water Authority Rev., (Conjunctive Use Groundwater Supply Project), 5.00%, 2/15/16	300,000	335,553
Dallas Area Rapid Transit Sales Tax Rev., Series 2010 A, (Senior Lien), 5.00%, 12/1/14	250,000	267,820
Dallas Area Rapid Transit Sales Tax Rev., Series 2010 A, (Senior Lien), 5.00%, 12/1/19	250,000	303,795
Dallas-Fort Worth International Airport Rev., Series 2011 D, 5.00%, 11/1/20	100,000	119,804
Dallas-Fort Worth International Airport Rev., Series 2011 D, 5.00%, 11/1/21	100,000	117,899
Harris County Toll Road Rev., Series 2009 A, (Senior Lien), 5.00%, 8/15/38	400,000	452,080
Houston Independent School District GO, VRDN, 2.50%, 6/1/15 (PSF-GTD)	250,000	259,082
Love Field Airport Modernization Corp. Special Facilities Rev., (Southwest Airlines Co.), 5.25%, 11/1/40	100,000	107,684
Lower Colorado River Authority Rev., 5.00%, 5/15/15	200,000	217,814
Lubbock Health Facilities Development Corp. Rev., Series 2008 A, (St. Joseph Health System), VRDN, 1.125%, 10/18/16	500,000	504,525
North East Independent School District GO, (School Building), 5.00%, 8/1/15 (PSF-GTD)	300,000	330,117
North Texas Tollway Authority Rev., (First Tier), 6.00%, 1/1/38	300,000	342,801
North Texas Tollway Authority Rev., (First Tier), 6.00%, 1/1/43	150,000	170,238
North Texas Tollway Authority Rev., Series 2012 A, (First Tier), 5.00%, 1/1/29	100,000	112,416
Northside Independent School District GO, (School Building), VRDN, 1.00%, 6/1/16 (PSF-GTD)	300,000	302,481
San Antonio Electric & Gas Rev., Series 2012 A, (Junior Lien), VRDN, 2.00%, 12/1/14	250,000	255,665
San Antonio Electric & Gas Rev., Series 2012 B, (Junior Lien), VRDN, 2.00%, 12/1/15	250,000	258,480

20

Principal Amount	Value

San Antonio Water System Rev., 4.00%, 5/15/16	$ 500,000	$549,965
Tarrant County Cultural Education Facilities Finance Corp. Rev., (Scott & White Memorial Hospital and Scott, Sherwood & Brindley Foundation), 5.50%, 8/15/31	250,000	277,675
Texas Municipal Gas Acquisition & Supply Corp. III Rev., 5.00%, 12/15/30	100,000	106,358
Texas Transportation Commission Turnpike System Rev., Series 2012 B, (First Tier), VRDN, 1.25%, 2/15/15	400,000	402,940
University of North Texas Rev., Series 2009 A, 5.00%, 4/15/32	250,000	290,225
		6,409,024
U.S. VIRGIN ISLANDS — 0.3%
Virgin Islands Public Finance Authority Rev., Series 2010 A, (Matching Fund Loan Note, Senior Lien), 5.00%, 10/1/25	250,000	278,245
UTAH — 0.8%
Utah State Board of Regents Rev., Series 2006 A, (University of Utah Hospital), 5.25%, 8/1/21 (NATL-RE)	250,000	308,882
Utah Transit Authority Sales Tax Rev., 5.00%, 6/15/42	100,000	109,708
Utah Transit Authority Sales Tax Rev., Series 2008 A, 5.00%, 6/15/20	250,000	292,588
		711,178
VIRGINIA — 0.7%
Chesapeake Expressway Toll Road Rev., Capital Appreciation, Series 2012 B, 0.00%, 7/15/23(5)	200,000	121,192
Virginia Resources Authority Clean Water Rev., (State Revolving Fund), 5.00%, 10/1/16	200,000	228,960
Washington County Industrial Development Authority Hospital Facility Rev., Series 2009 C, (Mountain States Health Alliance), 7.75%, 7/1/38	200,000	243,158
		593,310
WASHINGTON — 2.1%
Central Puget Sound Regional Transportation Authority Rev., Series 2012 P-1, 5.00%, 2/1/17	250,000	287,902
King County Sewer Rev., Series 2011 B, 5.00%, 1/1/16	150,000	167,078
King County Sewer Rev., Series 2011 B, 5.00%, 1/1/34	200,000	224,280
Port of Seattle Rev., Series 2010 B, (Intermediate Lien), 5.00%, 6/1/30	200,000	226,368
Tacoma Electric System Rev., Series 2013 A, 5.00%, 1/1/16(4)	250,000	278,392
Washington GO, Series 2008 A, 5.00%, 7/1/20	200,000	236,766
Washington Federal Highway Grant Anticipation Rev., Series 2012-F, (Senior 520 Corridor Program), 5.00%, 9/1/15	250,000	275,425
Washington Health Care Facilities Authority Rev., (Kadlec Regional Medical Center), 5.00%, 12/1/42	150,000	153,282
		1,849,493
WISCONSIN — 1.7%
Milwaukee Redevelopment Authority Rev., (Milwaukee Public Schools - Neighborhood Schools Initiative), 5.125%, 8/1/13, Prerefunded at 100% of Par (Ambac)(1)	475,000	478,862
Wisconsin Department of Transportation Rev., Series 1, 5.00%, 7/1/26	300,000	360,696
Wisconsin Health & Educational Facilities Authority Rev., (ProHealth Care, Inc. Obligated Group), 6.625%, 2/15/39	300,000	346,326
Wisconsin Transportation Rev., Series 2008 A, 5.00%, 7/1/18	250,000	297,462
		1,483,346
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $82,233,995)		87,121,138
OTHER ASSETS AND LIABILITIES — 0.2%		133,801
TOTAL NET ASSETS — 100.0%		$87,254,939

21

Futures Contracts
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
11	U.S. Treasury 30-Year Bonds	September 2013	$1,540,344	$(19,962)

Notes to Schedule of Investments

AGC = Assured Guaranty Corporation

AGC-ICC = Assured Guarantee Corporation - Insured Custody Certificates

AGM = Assured Guaranty Municipal Corporation

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Company

GA = Guaranty Agreement

GO = General Obligation

LOC = Letter of Credit

NATL-RE = National Public Finance Guarantee Corporation - Reinsured

PSF-GTD = Permanent School Fund Guaranteed

Q-SBLF = Qualified School Board Loan Fund

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)	Escrowed to maturity in U.S. government securities or state and local government securities.

(2)	Security is a zero-coupon bond. Zero-coupon securities are issued at a substantial discount from their value at maturity.

(3)

Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts. At the period end, the aggregate value of securities pledged was $94,863.

(4)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(5)	Coupon rate adjusts periodically based upon a predetermined schedule. Interest reset date is indicated. Rate shown is effective at the period end.

See Notes to Financial Statements.

22

Statement of Assets and Liabilities

MAY 31, 2013
Assets
Investment securities, at value (cost of $82,233,995)	$87,121,138
Cash	65,617
Receivable for capital shares sold	29,238
Interest receivable	1,162,584
88,378,577

Liabilities
Payable for investments purchased	922,311
Payable for capital shares redeemed	153,694
Payable for variation margin on futures contracts	5,156
Accrued management fees	34,850
Distribution and service fees payable	6,833
Dividends payable	794
1,123,638

Net Assets	$87,254,939

Net Assets Consist of:
Capital paid in	$82,906,362
Distributions in excess of net investment income	(560)
Accumulated net realized loss	(518,044)
Net unrealized appreciation	4,867,181
$87,254,939

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$65,026,154	5,540,416	$11.74
Institutional Class	$429,525	36,612	$11.73
A Class	$18,444,495	1,571,920	$11.73	*
C Class	$3,354,765	285,851	$11.74

*Maximum offering price $12.28 (net asset value divided by 0.955).

See Notes to Financial Statements.

23

Statement of Operations

YEAR ENDED MAY 31, 2013
Investment Income (Loss)
Income:
Interest	$2,756,582

Expenses:
Management fees	394,073
Distribution and service fees:
A Class	50,048
C Class	41,580
Trustees’ fees and expenses	5,173
490,874

Net investment income (loss)	2,265,708

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	750,328
Futures contract transactions	79,248
829,576

Change in net unrealized appreciation (depreciation) on:
Investments	(719,307)
Futures contracts	(6,703)
(726,010)

Net realized and unrealized gain (loss)	103,566

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,369,274

See Notes to Financial Statements.

24

Statement of Changes in Net Assets

YEARS ENDED MAY 31, 2013 AND MAY 31, 2012
Increase (Decrease) in Net Assets	May 31, 2013	May 31, 2012
Operations
Net investment income (loss)	$2,265,708	$1,858,467
Net realized gain (loss)	829,576	218,456
Change in net unrealized appreciation (depreciation)	(726,010)	3,706,185
Net increase (decrease) in net assets resulting from operations	2,369,274	5,783,108

Distributions to Shareholders
From net investment income:
Investor Class	(1,677,268)	(1,167,007)
Institutional Class	(6,164)	(10,090)
A Class	(508,115)	(595,246)
B Class	—	(3,834)
C Class	(74,366)	(82,096)
Decrease in net assets from distributions	(2,265,913)	(1,858,273)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	12,883,755	26,013,036

Net increase (decrease) in net assets	12,987,116	29,937,871

Net Assets
Beginning of period	74,267,823	44,329,952
End of period	$87,254,939	$74,267,823

Distributions in excess of net investment income	$(560)	$(193)

See Notes to Financial Statements.

25

Notes to Financial Statements

MAY 31, 2013

1. Organization

American Century Municipal Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Long-Term Tax-Free Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek high current income that is exempt from federal income taxes consistent with preservation of capital.

The fund offers the Investor Class, the Institutional Class, the A Class and the C Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. On October 21, 2011, all outstanding B Class shares were converted to A Class shares and the fund discontinued offering the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

26

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and when-issued securities. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1625% to 0.2800%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class and C Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the year ended May 31, 2013 was 0.46% for the Investor Class, A Class and C Class and 0.26% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The fees are computed

27

and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended May 31, 2013 are detailed in the Statement of Operations.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust’s investment advisor, ACIM, the trust’s distributor, ACIS, and the trust’s transfer agent, American Century Services, LLC are wholly owned, directly or indirectly, by ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended May 31, 2013 were $53,320,086 and $40,670,901, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended May 31, 2013		Year ended May 31, 2012
	Shares	Amount	Shares	Amount
Investor Class
Sold	2,961,003	$ 35,128,378	2,990,503	$ 33,983,506
Issued in reinvestment of distributions	135,094	1,602,406	96,965	1,102,333
Redeemed	(1,766,279)	(20,953,231)	(1,050,425)	(11,844,987)
	1,329,818	15,777,553	2,037,043	23,240,852
Institutional Class
Sold	21,922	260,071	—	—
Issued in reinvestment of distributions	527	6,164	887	10,029
Redeemed	(9,820)	(115,874)	(2,517)	(28,194)
	12,629	150,361	(1,630)	(18,165)
A Class
Sold	308,323	3,653,454	472,627	5,362,857
Issued in reinvestment of distributions	36,732	435,498	43,841	496,625
Redeemed	(538,379)	(6,370,502)	(295,820)	(3,361,258)
	(193,324)	(2,281,550)	220,648	2,498,224
B Class	N/A
Issued in reinvestment of distributions			281	3,104
Redeemed			(33,025)	(367,834)
			(32,744)	(364,730)
C Class
Sold	52,832	621,789	135,345	1,559,761
Issued in reinvestment of distributions	4,897	58,060	6,825	77,157
Redeemed	(121,279)	(1,442,458)	(86,654)	(980,063)
	(63,550)	(762,609)	55,516	656,855
Net increase (decrease)	1,085,573	$ 12,883,755	2,278,833	$ 26,013,036

28

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•

Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund’s investment securities and unrealized gain (loss) on futures contracts were classified as Level 2 and Level 1, respectively. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund regularly purchased and sold interest rate risk derivative instruments throughout the reporting period and the instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume.

The value of interest rate risk derivative instruments as of May 31, 2013, is disclosed on the Statement of Assets and Liabilities as a liability of $5,156 in payable for variation margin on futures contracts.* For the year ended May 31, 2013, the effect of interest rate risk derivative instruments on the Statement of Operations was $79,248 in net realized gain (loss) on futures contract transactions and $(6,703) in change in net unrealized appreciation (depreciation) on futures contracts.

* Included in the unrealized gain (loss) on futures contracts as reported in the Schedule of Investments.

29

8. Federal Tax Information

The tax character of distributions paid during the years ended May 31, 2013 and May 31, 2012 were as follows:

	2013	2012
Distributions Paid From
Exempt income	$2,265,544	$1,855,130
Taxable ordinary income	$369	$3,143
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of May 31, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$82,233,995
Gross tax appreciation of investments	$5,097,119
Gross tax depreciation of investments	(209,976)
Net tax appreciation (depreciation) of investments	$4,887,143
Net tax appreciation (depreciation) on derivatives	—
Net tax appreciation (depreciation)	$4,887,143
Other book-to-tax adjustments	$(40,194)
Accumulated short-term capital losses	$(498,372)

The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire as follows:

2016	2017	2018	2019
$(178,394)	$(175,946)	$(72,593)	$(71,439)

30

Financial Highlights

For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
Per-Share Data									Ratios and Supplemental Data
		Income From Investment Operations:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2013	$11.70	0.33	(2)	0.04	0.37	(0.33)	$11.74	3.17%	0.47%	2.78%	49%	$65,026
2012	$10.89	0.39	(2)	0.81	1.20	(0.39)	$11.70	11.22%	0.48%	3.42%	38%	$49,255
2011	$11.02	0.43	(2)	(0.13)	0.30	(0.43)	$10.89	2.77%	0.48%	3.94%	23%	$23,674
2010	$10.60	0.44	(2)	0.42	0.86	(0.44)	$11.02	8.32%	0.48%	4.04%	50%	$9,824
2009	$10.56	0.39		0.04	0.43	(0.39)	$10.60	4.32%	0.49%	3.84%	40%	$3,622
Institutional Class
2013	$11.69	0.35	(2)	0.04	0.39	(0.35)	$11.73	3.38%	0.27%	2.98%	49%	$430
2012	$10.89	0.42	(2)	0.79	1.21	(0.41)	$11.69	11.35%	0.28%	3.62%	38%	$280
2011	$11.02	0.45	(2)	(0.13)	0.32	(0.45)	$10.89	2.97%	0.28%	4.14%	23%	$279
2010	$10.60	0.45	(2)	0.44	0.89	(0.47)	$11.02	8.53%	0.28%	4.24%	50%	$118
2009	$10.56	0.42		0.04	0.46	(0.42)	$10.60	4.53%	0.29%	4.04%	40%	$18,460
A Class
2013	$11.70	0.30	(2)	0.03	0.33	(0.30)	$11.73	2.91%	0.72%	2.53%	49%	$18,444
2012	$10.89	0.36	(2)	0.81	1.17	(0.36)	$11.70	10.85%	0.73%	3.17%	38%	$20,645
2011	$11.02	0.40	(2)	(0.13)	0.27	(0.40)	$10.89	2.52%	0.73%	3.69%	23%	$16,820
2010	$10.60	0.41	(2)	0.43	0.84	(0.42)	$11.02	8.05%	0.73%	3.79%	50%	$23,618
2009	$10.56	0.37		0.04	0.41	(0.37)	$10.60	4.06%	0.74%	3.59%	40%	$20,619

31

For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
Per-Share Data									Ratios and Supplemental Data
		Income From Investment Operations:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2013	$11.70	0.21	(2)	0.04	0.25	(0.21)	$11.74	2.15%	1.47%	1.78%	49%	$3,355
2012	$10.89	0.28	(2)	0.81	1.09	(0.28)	$11.70	10.12%	1.48%	2.42%	38%	$4,087
2011	$11.02	0.32	(2)	(0.13)	0.19	(0.32)	$10.89	1.76%	1.48%	2.94%	23%	$3,201
2010	$10.60	0.33	(2)	0.43	0.76	(0.34)	$11.02	7.25%	1.48%	3.04%	50%	$4,325
2009	$10.56	0.29		0.04	0.33	(0.29)	$10.60	3.28%	1.49%	2.84%	40%	$3,749

Notes to Financial Highlights

(1)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(2)	Computed using average shares outstanding throughout the period.

See Notes to Financial Statements.

32

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Municipal Trust and Shareholders
of the Long-Term Tax-Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Long-Term Tax-Free Fund (one of the four funds comprising the American Century Municipal Trust, hereafter referred to as the “Fund”) at May 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

July 22, 2013

33

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	41	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	41	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	41	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	41	None

34

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	41	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	41	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	41	Cadence Design Systems; Exponent; Financial Engines

Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	106	None

35

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007

President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006

Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

36

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $2,278,113 as exempt interest dividends for the fiscal year ended May 31, 2013.

37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Municipal Trust

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

CL-ANN-78951 1307

ANNUAL REPORT              May 31, 2013

Tax-Free Money Market Fund

President’s Letter	2
Market Perspective	3
Performance	4
Fund Characteristics	5
Shareholder Fee Example	6
Schedule of Investments	8
Statement of Assets and Liabilities	13
Statement of Operations	14
Statement of Changes in Net Assets	15
Notes to Financial Statements	16
Financial Highlights	19
Report of Independent Registered Public Accounting Firm	20
Management	21
Additional Information	24

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

        Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended May 31, 2013. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Positive Fiscal-Year Returns for Stocks and Municipal Bonds

The 12-month reporting period ended May 31, 2013 started with softening global economic conditions and growing uncertainty in the summer of 2012 as the U.S. elections and dreaded U.S. fiscal deadlines loomed ahead. These factors, and the recession fears they represented, helped provoke aggressive monetary intervention by central banks, which encouraged investors to take more risk.

In this “risk-on” investing environment, stocks generally outperformed bonds, broad non-U.S. stock measures outperformed their broad U.S. stock counterparts, and U.S. municipal bonds generally outperformed U.S. Treasury bonds.

Non-U.S., U.S. mid-cap, small-cap, and value stock indices achieved performance leadership during the period, outpacing the S&P 500 Index’s 27.28% return. The MSCI EAFE Index, for example, returned 31.62%. U.S. bond index returns ranged from roughly 15% gains for corporate high-yield indices all the way down to negative returns for longer-maturity U.S. Treasury benchmarks. For example, the 10-year U.S. Treasury note returned –2.17%, according to Barclays, as its yield rose over half a percentage point, from 1.56% to 2.13%.

Municipal bonds, which enjoyed strong demand for much of the period, generally fit more in the middle of the U.S. bond return spectrum. The Barclays Municipal Bond Index advanced 3.05%.

The U.S. economy is showing signs of improvement in 2013, particularly the long-depressed housing market. However, U.S. economic growth remains subpar compared with past recession recoveries, and is still vulnerable to fiscal, financial, and overseas threats that could trigger further slowdowns and market volatility.

Under these conditions, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this challenging environment.

Sincerely,

Jonathan Thomas

President and Chief Executive Officer

American Century Investments

2

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Municipals Outpaced Treasuries

For the 12-month period ended May 31, 2013, municipal bonds (munis) posted positive performance. Munis were among the fixed income market’s leading performers for the period, outpacing U.S. Treasury securities and the broad taxable investment-grade bond benchmark (Barclays U.S. Aggregate Bond Index) in an environment of generally improving state finances and stable-to-improving credit trends. Furthermore, in the ongoing low-yield environment, muni yields looked relatively attractive, particularly to high-tax-bracket investors on an after-tax basis.

Once again, investors wavered between risk taking and risk aversion. Throughout the period, mixed economic data and political uncertainty (which emerged prior to and following November’s presidential election and as Congress debated tax policy and the federal budget) influenced market sentiment. But, overall, the modest economic gains were sufficient for risk taking to prevail, and lower-quality, higher-yielding securities drove performance in the fixed income market.

Throughout the period, demand for munis remained relatively strong and supply was generally robust, primarily due to continued refinancings from municipalities taking advantage of low interest rates. The Federal Reserve (the Fed) continued to support the low-rate environment, keeping its overnight interest rate target near 0%. In addition, the Fed launched its third and most aggressive quantitative easing program (QE3), which has the Fed purchasing $40 billion of mortgage-backed securities and $45 billion in Treasury securities each month until economic growth and employment improve.

Conditions Favored Longer-Maturity and High-Yield Munis

Against this low-rate backdrop, investors’ demand for yield led to solid results from longer-maturity and lower-quality munis, which outperformed the broad muni benchmark for the 12-month period. Additionally, May 2013 marked the 18th-consecutive month of positive performance for high-yield munis.

Volatility Likely on the Rise

In the final month of the reporting period, Treasury yields increased sharply (putting upward pressure on muni yields as well) in anticipation that the Fed may start scaling back its bond purchases later in 2013. This speculation sparked a selloff among bonds, but this spike in rates largely retraced an earlier decline in yields.

U.S. Fixed-Income Total Returns
For the 12 months ended May 31, 2013
Barclays Municipal Market Indices		Barclays U.S. Taxable Market Indices
Municipal High Yield Bond	11.88%	Aggregate Bond	0.92%
Long-Term Municipal Bond	4.69%	Treasury Bond	-0.89%
Municipal Bond	3.05%
7 Year Municipal Bond	2.07%

3

Performance

Total Returns as of May 31, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class(1)	BNTXX	0.01%	0.35%	1.24%	2.78%	7/31/84

(1)	Returns would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class 0.50%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

4

Fund Characteristics

May 31, 2013
7-Day Current Yield
After waiver(1)	0.01%
Before waiver	-0.17%
7-Day Effective Yield
After waiver(1)	0.01%
(1) Yields would have been lower if a portion of the management fee had not been waived.

Portfolio at a Glance
Weighted Average Maturity	25 days
Weighted Average Life	25 days

Portfolio Composition by Maturity	% of fund investments
1-30 days	87%
31-90 days	3%
91-180 days	8%
More than 180 days	2%

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from December 1, 2012 to May 31, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 12/1/12	Ending Account Value 5/31/13	Expenses Paid During Period(1) 12/1/12 – 5/31/13	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,000.00	$1.80	0.36%
Investor Class (before waiver)	$1,000	$1,000.00(2)	$2.49	0.50%
Hypothetical
Investor Class (after waiver)	$1,000	$1,023.14	$1.82	0.36%
Investor Class (before waiver)	$1,000	$1,022.44	$2.52	0.50%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

7

Schedule of Investments

MAY 31, 2013

	Principal Amount	Value
Municipal Securities — 98.9%
ALABAMA — 1.0%
Troy Health Care Authority Rev., (Southeast Rural Health), VRDN, 0.22%, 6/6/13 (LOC: Troy Bank and Trust Co. and FHLB)	$ 1,925,000	$ 1,925,000
ARIZONA — 0.7%
Phoenix Industrial Development Authority Rev., (Southwestern College of Phoenix), VRDN, 0.15%, 6/6/13 (LOC: Comerica Bank)	1,210,000	1,210,000
CALIFORNIA — 11.6%
Alameda County Industrial Development Authority Rev., (Bat Properties LLC), VRDN, 0.35%, 6/6/13 (LOC: Bank of the West)	500,000	500,000
California Economic Development Financing Authority Rev., Series 1996 A, (Joseph Schmidt), VRDN, 0.35%, 6/6/13 (LOC: Bank of the West and BNP Paribas)	2,800,000	2,800,000
California Infrastructure & Economic Development Bank Rev., (Haig Precision Manufacturing Corp.), VRDN, 0.35%, 6/6/13 (LOC: Bank of the West)	1,010,000	1,010,000
California Infrastructure & Economic Development Bank Rev., Series 2011 A, (Bay Photo, Inc.), VRDN, 0.22%, 6/6/13 (LOC: Comerica Bank)	1,675,000	1,675,000
Golden State Tobacco Securitization Corp. Rev., Series 2003 B, 5.50%, 6/1/43	1,075,000	1,075,000
Town of Hillsborough COP, Series 2003 A, (Water & Sewer System), VRDN, 0.19%, 6/6/13 (SBBPA: JP Morgan Chase Bank N.A.)	5,800,000	5,800,000
Victorville Joint Powers Finance Authority Lease Rev., Series 2007 A, (Cogeneration Facility), VRDN, 1.62%, 6/6/13 (LOC: BNP Paribas)	8,440,000	8,440,000
		21,300,000
COLORADO — 2.7%
Colorado Educational & Cultural Facilities Authority Rev., (YMCA Metro Denver), VRDN, 0.23%, 6/6/13 (LOC: Wells Fargo Bank N.A.)	875,000	875,000
Colorado Health Facilities Authority Rev., Series 2008 D2, (Catholic Health Initiatives), VRN, 5.25%, 11/12/13	1,155,000	1,180,694
County of Boulder Rev., (Mental Health Center), VRDN, 0.23%, 6/6/13 (LOC: Wells Fargo Bank N.A.)	1,275,000	1,275,000
Midcities Metropolitan District No. 1 Rev., Series 2004 B, VRDN, 0.40%, 6/6/13 (LOC: BNP Paribas)	1,540,000	1,540,000
		4,870,694
FLORIDA — 6.5%
County of DeSoto Industrial Development Rev., (Tremron, Inc.), VRDN, 0.22%, 6/6/13 (LOC: Branch Banking & Trust)	1,200,000	1,200,000
County of Escambia Rev., (Daws Manufacturing Co., Inc.), VRDN, 0.60%, 6/6/13 (LOC: Bank of America N.A.)	1,335,000	1,335,000
JP Morgan Chase PUTTERs/DRIVERs Trust Rev., Series 2009-3439, VRDN, 0.22%, 6/6/13 (AGM-CR XLCA) (LIQ FAC: JP Morgan Chase Bank N.A.)(1)	3,695,000	3,695,000
Sarasota County Health Facilities Authority Rev., (Bay Village Health Care Facilities), VRDN, 0.26%, 6/6/13 (LOC: Bank of America N.A.)	4,100,000	4,100,000
State of Florida Education System University System Improvement Rev., Series 2003 A, 5.00%, 7/1/13 (Ambac)	1,475,000	1,480,759
		11,810,759
GEORGIA — 0.8%
Stephens County Development Authority Solid Waste Disposable Facilities Rev., (Caterpillar, Inc.), VRDN, 0.47%, 6/6/13	1,520,000	1,520,000

8

Principal Amount	Value

IDAHO — 3.0%
Idaho Housing & Finance Association Multifamily Housing Rev., Series 2011 A, (Traditions At Boise Apartments), VRDN, 0.14%, 6/5/13 (LOC: East West Bank and FHLMC) (SBBPA: FHLB)	$ 5,500,000	$ 5,500,000
ILLINOIS — 5.4%
Chicago Industrial Development Rev., (Evans Food Products Company, Inc.), VRDN, 0.40%, 6/6/13 (LOC: Bank of America N.A.)	1,770,000	1,770,000
Illinois Finance Authority Rev., (Radiological Society), VRDN, 0.23%, 6/6/13 (LOC: JP Morgan Chase Bank N.A.)	690,000	690,000
Illinois Finance Authority Rev., (The Uniform Law Foundation), VRDN, 0.16%, 6/6/13 (LOC: PNC Bank N.A.)	2,740,000	2,740,000
Illinois Housing Development Authority Multi-Family Housing Rev., (Rome Meadows), VRDN, 0.51%, 6/6/13 (LOC: First National Bank and FHLB)	1,845,000	1,845,000
Rock Island County Metropolitan Airport Authority Rev., (Elliott Aviation), VRDN, 0.26%, 6/5/13 (LOC: U.S. Bank N.A.)	1,795,000	1,795,000
State of Illinois Unemployment Insurance Fund Building Receipts Rev., Series 2012 A, 2.00%, 6/15/13	1,000,000	1,000,657
		9,840,657
INDIANA — 0.5%
Indiana Health Facility Financing Authority Rev., (Stone Belt Arc, Inc.), VRDN, 0.23%, 6/5/13 (LOC: JP Morgan Chase Bank N.A.)	400,000	400,000
University of Southern Indiana Rev., Series 1999 G, (Student Fee), VRDN, 0.23%, 6/5/13 (LOC: JP Morgan Chase Bank N.A.)	450,000	450,000
		850,000
IOWA — 4.1%
Grinnell Hospital Rev., (Grinnell Regional Medical Center), VRDN, 0.13%, 6/3/13 (LOC: U.S. Bank N.A.)	2,900,000	2,900,000
Iowa Finance Authority Economic Development Rev., Series 2009 B, (Midwestern Disaster Area), VRDN, 0.17%, 6/6/13	4,000,000	4,000,000
Iowa Finance Authority Industrial Development Rev., (Embria Health Sciences), VRDN, 0.28%, 6/6/13 (LOC: Wells Fargo Bank N.A.)	675,000	675,000
		7,575,000
KENTUCKY — 1.4%
City of Middletown Educational Building Rev., (Christian Academy of Louisville, Inc.), VRDN, 0.18%, 6/6/13 (LOC: JP Morgan Chase Bank N.A.)	2,500,000	2,500,000
LOUISIANA — 1.8%
Terrebonne Economic Development Authority Gulf Opportunity Zone Rev., (Buquet Distribution Co.), VRDN, 0.38%, 6/6/13 (LOC: Community Bank and FHLB)	3,335,000	3,335,000
MARYLAND — 4.8%
Baltimore Industrial Development Authority Rev., (Baltimore Cap Acquisition), VRDN, 0.17%, 6/5/13 (LOC: Bayerische Landesbank)	7,300,000	7,300,000
Howard County Economic Development Rev., (Eight P CPL LLC), VRDN, 0.34%, 6/6/13 (LOC: Sovereign Bank N.A. and U.S. Bank N.A.)	1,500,000	1,500,000
		8,800,000
MASSACHUSETTS — 3.3%
Massachusetts Bay Transportation Authority Rev., (General Transportation System), VRDN, 0.15%, 6/5/13 (SBBPA: Landesbank Baden-Wurttemberg)	4,910,000	4,910,000
Massachusetts Industrial Finance Agency Rev., (Cambridge Isotope Labs, Inc.), VRDN, 0.73%, 6/5/13 (LOC: Bank of America N.A.)	605,000	605,000

9

Principal Amount	Value

Massachusetts Industrial Finance Agency Rev., (Hi-Tech Mold & Tool, Inc.), VRDN, 0.26%, 6/5/13 (LOC: TD Bank N.A.)	$ 600,000	$ 600,000
		6,115,000
MINNESOTA — 0.8%
City of Cohasset Rev., Series 1997 C, (Minnesota Power & Light Co.), VRDN, 0.20%, 6/6/13 (LOC: JP Morgan Chase Bank N.A.)	1,450,000	1,450,000
MISSISSIPPI — 0.9%
Mississippi Business Finance Corp. Rev., Series 2004 B, VRDN, 0.24%, 6/6/13 (LOC: U.S. Bank N.A. and BancorpSouth Bank)	1,580,000	1,580,000
MISSOURI — 0.7%
Missouri State Health & Educational Facilities Authority Rev., (Academie Lafayette), VRDN, 0.31%, 6/6/13 (LOC: Bank of America N.A.)	1,235,000	1,235,000
NEVADA — 3.9%
Clark County Airport System Rev., Series 2013 C2, (Junior Lien) 2.00%, 7/1/14	3,500,000	3,557,575
Nevada Housing Division Rev., (Multi Unit Housing), VRDN, 0.23%, 6/6/13 (LOC: Citibank N.A.)	2,465,000	2,465,000
Nevada Housing Division Rev., (Multi Unit Housing), VRDN, 0.23%, 6/6/13 (LOC: Citibank N.A.)	1,065,000	1,065,000
		7,087,575
NEW YORK — 6.1%
New York State Dormitory Authority Lease Rev., Series 2003 B, VRN, 5.25%, 7/1/13 (XLCA)	4,000,000	4,016,286
North Amityville Fire Co., Inc. Rev., VRDN, 0.35%, 6/6/13 (LOC: Citibank N.A.)	3,165,000	3,165,000
Rockland County Industrial Development Agency Rev., (Jawonio, Inc., Project), VRDN, 0.17%, 6/5/13 (LOC: TD Bank N.A.)	2,290,000	2,290,000
Suffolk County Industrial Development Agency Rev., (JBC Realty LLC), VRDN, 0.41%, 6/5/13 (LOC: JP Morgan Chase Bank N.A.)	1,660,000	1,660,000
		11,131,286
NORTH CAROLINA — 3.0%
North Carolina Capital Facilities Finance Agency Rev., (Lees-McRae College, Inc.), VRDN, 0.23%, 6/6/13 (LOC: Branch Banking & Trust)	4,720,000	4,720,000
North Carolina Medical Care Commission Healthcare Facilities Rev., (Stanley Total Living Center), VRDN, 0.23%, 6/6/13 (LOC: Wells Fargo Bank N.A.)	705,000	705,000
		5,425,000
NORTH DAKOTA — 0.2%
Grand Forks Health Care Facilities Rev., Series 1996 A, (The United Hospital Obligation Group), VRDN, 0.12%, 6/3/13 (LOC: Bank of America N.A.)	300,000	300,000
OHIO — 6.2%
County of Montgomery Rev., Series 2008 D2, (Catholic Health Initiatives), VRN, 5.25%, 11/12/13	7,500,000	7,665,689
County of Putnam Healthcare Facilities Rev., (Hilty Memorial Home), VRDN, 0.17%, 6/6/13 (LOC: First Federal Bank of Midwest and FHLB)	3,740,000	3,740,000
		11,405,689
OKLAHOMA — 2.2%
Oklahoma Development Finance Authority Health Facilities Rev., (Duncan Regional Hospital, Inc.), VRDN, 0.14%, 6/3/13 (LOC: JP Morgan Chase Bank N.A.)	4,000,000	4,000,000
PENNSYLVANIA — 2.0%
Chambersburg Municipal Authority Rev., (Wilson College Project), VRDN, 0.16%, 6/6/13 (LOC: Bank of America N.A.)	1,700,000	1,700,000

10

Principal Amount	Value

Philadelphia Authority for Industrial Development Rev., Series 2007 B, (Chestnut Hill College), VRDN, 0.23%, 6/6/13 (LOC: Wells Fargo Bank N.A.)	$ 2,000,000	$ 2,000,000
		3,700,000
SOUTH DAKOTA — 1.0%
South Dakota Housing Development Authority Rev., Series 2003 C-1, (Home Ownership Mortgage), VRDN, 0.21%, 6/6/13 (SBBPA: Landesbank Hessen-Thuringen Girozentrale)	1,900,000	1,900,000
TENNESSEE — 1.7%
Clarksville Public Building Authority Rev., (Adjusted Financing Morristown Loans), VRDN, 0.17%, 6/3/13 (LOC: Bank of America N.A.)	645,000	645,000
Montgomery County Public Building Authority Rev., (Tennessee County Loan Pool), VRDN, 0.17%, 6/3/13 (LOC: Bank of America N.A.)	2,485,000	2,485,000
		3,130,000
TEXAS — 14.4%
Brazos Harbor Industrial Development Corp. Rev., (BASF Corp.), VRDN, 0.23%, 6/5/13	10,500,000	10,500,000
DeSoto Industrial Development Authority Rev., (National Service Industries, Inc.), VRDN, 0.23%, 6/6/13 (LOC: Wells Fargo Bank N.A.)	2,000,000	2,000,000
Mission Economic Development Corp. Industrial Development Rev., (CMI Project), VRDN, 0.28%, 6/6/13 (LOC: Wells Fargo Bank N.A.)	3,200,000	3,200,000
Muleshoe Economic Development Corps. Industrial Development Rev., (John Lyle & Grace Ajean), VRDN, 0.42%, 6/6/13 (LOC: Wells Fargo Bank N.A.)	4,570,000	4,570,000
State of Texas Rev., 2.50%, 8/30/13	6,000,000	6,033,643
		26,303,643
UTAH — 1.4%
City of Logan Industrial Development Rev., (Scientific Technology), VRDN, 0.54%, 6/6/13 (LOC: Bank of the West)	1,350,000	1,350,000
Duchesne County School District Rev., VRDN, 0.23%, 6/6/13 (LOC: U.S. Bank N.A.)	515,000	515,000
Ogden City Redevelopment Agency Tax Increment Rev., Series 2005 A, VRDN, 0.23%, 6/6/13 (LOC: Wells Fargo Bank N.A.)	730,000	730,000
		2,595,000
VIRGINIA — 0.5%
Orange County Industrial Development Authority Rev., (Montpelier Foundation), VRDN, 0.18%, 6/6/13 (LOC: Wells Fargo Bank N.A.)	1,000,000	1,000,000
WASHINGTON — 4.3%
Snohomish County Housing Authority Rev., (Autumn Chase Apartments Project), VRDN, 0.17%, 6/6/13 (LOC: Bank of America N.A.)	1,500,000	1,500,000
Washington Health Care Facilities Authority Rev., Series 2012 C, (Providence Health & Services), VRDN, 0.14%, 6/6/13 (SBBPA: U.S. Bank N.A.)	1,400,000	1,400,000
Washington State Housing Finance Commission Rev., Series 2000 A, (St. Vincent De Paul Project), VRDN, 0.19%, 6/6/13 (LOC: Wells Fargo Bank N.A.)	960,000	960,000
Washington State Housing Finance Commission Rev., Series 2009 B, (Pioneer Human Services), VRDN, 0.17%, 6/5/13 (LOC: U.S. Bank N.A.)	800,000	800,000
Yakima County Public Corps. Rev., (Macro Plastics, Inc.), VRDN, 0.40%, 6/5/13 (LOC: Bank of the West)	3,200,000	3,200,000
		7,860,000
WEST VIRGINIA — 1.0%
Harrison County Industrial Development Rev., (Fox Grocery Company), VRDN, 0.15%, 6/6/13 (LOC: U.S. Bank N.A.)	1,900,000	1,900,000

11

Principal Amount	Value

WISCONSIN — 1.0%
Milwaukee Redevelopment Authority Rev., (La Causa, Inc.), VRDN, 0.24%, 6/5/13 (LOC: U.S. Bank N.A.)	$ 1,790,000	$ 1,790,000
TOTAL MUNICIPAL SECURITIES		180,945,303
Commercial Paper — 1.9%
San Diego County Water Authority, 0.16%, 6/5/13(2)	3,500,000	3,500,000
TOTAL INVESTMENT SECURITIES — 100.8%		184,445,303
OTHER ASSETS AND LIABILITIES — (0.8)%		(1,501,711)
TOTAL NET ASSETS — 100.0%		$182,943,592

Notes to Schedule of Investments

AGM-CR = Assured Guaranty Municipal Corporation - Custodian Receipts

COP = Certificates of Participation

DRIVERs = Derivative Inverse Tax-Exempt Receipts

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

LIQ FAC = Liquidity Facilities

LOC = Letter of Credit

PUTTERs = Puttable Tax-Exempt Receipts

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

XLCA = XL Capital Ltd.

(1)

Security was purchased under Rule 144A or Section 4(2) of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $3,695,000, which represented 2.0% of total net assets.

(2)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

MAY 31, 2013
Assets
Investment securities, at value (amortized cost and cost for federal income tax purposes)	$184,445,303
Cash	259,814
Receivable for investments sold	1,300,000
Receivable for capital shares sold	594,563
Interest receivable	406,372
187,006,052

Liabilities
Payable for investments purchased	3,557,575
Payable for capital shares redeemed	453,193
Accrued management fees	51,692
4,062,460

Net Assets	$182,943,592

Investor Class Capital Shares
Shares outstanding (unlimited number of shares authorized)	182,963,876

Net Asset Value Per Share	$1.00

Net Assets Consist of:
Capital paid in	$182,944,046
Accumulated net realized loss	(454)
$182,943,592

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED MAY 31, 2013
Investment Income (Loss)
Income:
Interest	$ 813,543

Expenses:
Management fees	978,964
Trustees’ fees and expenses	9,242
Other expenses	769
988,975
Fees waived	(194,986)
793,989

Net investment income (loss)	19,554

Net realized gain (loss) on investment transactions	1,599

Net Increase (Decrease) in Net Assets Resulting from Operations	$ 21,153

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED MAY 31, 2013 AND MAY 31, 2012
Increase (Decrease) in Net Assets	May 31, 2013	May 31, 2012
Operations
Net investment income (loss)	$ 19,554	$ 29,005
Net realized gain (loss)	1,599	1,202
Net increase (decrease) in net assets resulting from operations	21,153	30,207

Distributions to Shareholders
From net investment income	(19,554)	(29,005)

Capital Share Transactions
Proceeds from shares sold	87,899,338	94,230,260
Proceeds from reinvestment of distributions	19,421	28,530
Payments for shares redeemed	(113,214,332)	(123,411,215)
Net increase (decrease) in net assets from capital share transactions	(25,295,573)	(29,152,425)

Net increase (decrease) in net assets	(25,293,974)	(29,151,223)

Net Assets
Beginning of period	208,237,566	237,388,789
End of period	$ 182,943,592	$ 208,237,566

Transactions in Shares of the Fund
Sold	87,899,338	94,230,260
Issued in reinvestment of distributions	19,421	28,530
Redeemed	(113,214,332)	(123,411,215)
Net increase (decrease) in shares of the fund	(25,295,573)	(29,152,425)

See Notes to Financial Statements.

15

Notes to Financial Statements

May 31, 2013

1. Organization

American Century Municipal Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Tax-Free Money Market Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under Rule 2a-7 of the 1940 Act. The fund’s investment objective is to seek safety of principal and high current income that is exempt from federal income tax.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. Securities are generally valued at amortized cost, which approximates fair value. When such valuations do not reflect fair value, securities are valued as determined in good faith by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. The fund may make short-term capital gains distributions to comply with the distribution requirements of the Internal Revenue Code. The fund does not expect to realize any long-term capital gains, and accordingly, does not expect to pay any long-term capital gains distributions.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

16

3. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a management agreement with American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1570% to 0.2700%. The rates for the Complex Fee range from 0.2500% to 0.3100%. In order to maintain a positive yield, ACIM may voluntarily waive a portion of its management fee on a daily basis. The fee waiver may be revised or terminated at any time without notice. The effective annual management fee for the year ended May 31, 2013 was 0.49% before waiver and 0.39% after waiver.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust’s investment advisor, ACIM, the trust’s distributor, American Century Investment Services, Inc., and the trust’s transfer agent, American Century Services, LLC are wholly owned, directly or indirectly, by ACC.

4. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•

Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund’s investment securities were classified as Level 2. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

5. Federal Tax Information

The tax character of distributions paid during the years ended May 31, 2013 and May 31, 2012 were as follows:

	2013	2012
Distributions Paid From
Exempt income	$19,554	$29,005
Long-term capital gains	—	—

17

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of May 31, 2013, the fund had accumulated short-term capital losses of $(454), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2018.

18

Financial Highlights

For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
								Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Income From Investment Operations: Net Investment Income (Loss)		Distributions From Net Investment Income		Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Net Assets, End of Period (in thousands)
Investor Class
2013	$1.00	—	(2)	—	(2)	$1.00	0.01%	0.40%	0.50%	0.01%	(0.09)%	$182,944
2012	$1.00	—	(2)	—	(2)	$1.00	0.01%	0.43%	0.50%	0.01%	(0.06)%	$208,238
2011	$1.00	—	(2)	—	(2)	$1.00	0.07%	0.45%	0.50%	0.07%	0.02%	$237,389
2010	$1.00	—	(2)	—	(2)	$1.00	0.20%	0.46%	0.51%	0.20%	0.15%	$280,874
2009	$1.00	0.01		(0.01)		$1.00	1.47%	0.50%	0.53%	1.45%	1.42%	$334,768

Notes to Financial Highlights

(1)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(2)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

19

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Municipal Trust
and Shareholders of the Tax-Free Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Tax-Free Money Market Fund (one of the four funds comprising the American Century Municipal Trust, hereafter referred to as the “Fund”) at May 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation We believe that our audits, which included confirmation of securities at May 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

July 22, 2013

20

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	41	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	41	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	41	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	41	None

21

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	41	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	41	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	41	Cadence Design Systems; Exponent; Financial Engines

Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	106	None

22

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S.Thomas (1963)	Trustee and President since 2007

President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006

Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

23

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $19,582 as exempt interest dividends for the fiscal year ended May 31, 2013.

24

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Municipal Trust

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

CL-ANN-78955 1307

ITEM 2. CODE OF ETHICS.

(a)

The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)

The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Tanya S. Beder, Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2012:     $111,658

FY 2013:     $ 99,952

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2012:$0 FY 2013:$0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2012:$0 FY 2013:$0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2012:     $0

FY 2013:     $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2012:     $0

FY 2013:     $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2012:$0 FY 2013:$0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2012:$0 FY 2013:$0

(e)(1)

In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)

All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2012:     $203,506

FY 2013:     $136,896

(h)

The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)

Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)

Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Municipal Trust

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	July 30, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	July 30, 2013

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	July 30, 2013